                                 DISCOVERY SELECT-SM-
                      -----------------------------------------
                                  VARIABLE  ANNUITY


                        SEMIANNUAL REPORT TO CONTRACT OWNERS
                                    JUNE 30, 1997

                                      [GRAPHIC]

                                 AS INDIVIDUAL AS YOU

             Prudential -- AIM Advisors -- Janus -- MFS -- OpCap Advisors
                          -- T. Rowe Price -- Warburg Pincus

[LOGO] PRUDENTIAL

DISCOVERY SELECT-SM- Variable Annuity is issued by Pruco Life Insurance Company, except in New York where the issuer is Pruco Life Insurance Company of New Jersey. DISCOVERY SELECT is offered through Pruco Securities Corporation and Prudential Securities, Inc. All are subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------
This Semiannual Report includes the financial statements of the variable investment options in the DISCOVERY SELECT-SM- Variable Annuity. It does not include the financial statements for your separate account. DISCOVERY SELECT Variable Annuity was first offered to the public on October 7, 1996.

--------------------------------------------------------------------------------
IMPORTANT NOTE

This Report may be used with the public only when preceded or accompanied by current prospectuses for the DISCOVERY SELECT-SM- Variable Annuity and the current Quarterly Performance Updates. The Quarterly Performance Updates reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

The prospectus contains complete details on risks, charges and expenses for the DISCOVERY SELECT Variable Annuity and the Variable Investment Options. Read the prospectuses carefully prior to investing or sending money. Annuities have limitations. For costs and complete details of coverage, call your Prudential Securities Financial Advisor or Pruco Securities Registered Representative.

All data from the outside companies was provided to Prudential from the fund directly. Prudential does not guarantee the accuracy or completeness thereof.

DISCOVERY SELECT-SM- Variable Annuity is issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey) and is offered through Prudential Securities Inc. and Pruco Securities Corp. All are subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO CONTRACT OWNERS. . . . . . . . . . . . . . . . . . . . . . . .  2
    1997 Six Month Market Review
    1997 Prudential's Outlook

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS. . . . . . . . . . . . . . .  10
    Money Market Portfolio
    Diversified Bond Portfolio
    High Yield Bond Portfolio
    Stock Index Portfolio
    Equity Income Portfolio
    Equity Portfolio
    Prudential Jennison Portfolio
    Global Portfolio

THE PRUDENTIAL SERIES FUND, INC. . . . . . . . . . . . . . . . . . . . .  26
    Financial Statements
    Schedule of Investments
    Notes to Financial Statements
    Financial Highlights
    Board of Directors

AIM MANAGEMENT GROUP, INC. . . . . . . . . . . . . . . . . . . . . . . .  73
    AIM V.I. Growth and Income Fund
    AIM V.I. Value

JANUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
    Janus Aspen Series - Growth Portfolio
    Janus Aspen Series - International Growth Portfolio

MFS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  117
    MFS Emerging Growth Series
    MFS Research Series

OPCAP ADVISORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  154
    OCC Accumulation Trust - Managed Portfolio
    OCC Accumulation Trust - Small Cap Portfolio

T. ROWE PRICE ASSOCIATES, INC. . . . . . . . . . . . . . . . . . . . . .  183
    Equity Income Portfolio
    International Stock Portfolio

WARBURG, PINCUS COUNSELLORS, INC.. . . . . . . . . . . . . . . . . . . .  215
    Warburg Pincus Trust Post-Venture Capital Portfolio


--------------------------------------------------------------------------------
GREAT NEWS!

The following enhancements have been added to the DISCOVERY SELECT-SM-Variable Annuity contract as of May 1, 1997:

-   The Automated Withdrawal minimum is now $250, down from $500.(1)
- The Charge-Free Withdrawal amount in each year has been changed to equal 10% of the total gross purchase payments (as opposed to net), plus any charge-free amount still available from the preceding contract year.(1)

Please call your Pruco Securities Registered Representative or your Prudential Securities Financial Advisor if you have any questions regarding these product enhancements.

(1) WITHDRAWALS OF EARNINGS ARE TAXABLE AND, IF MADE PRIOR TO AGE 59 1/2, MAY BE SUBJECT TO A 10% PENALTY TAX.

SIX MONTHS ENDED JUNE 30, 1997
LETTER TO CONTRACT OWNERS

[PHOTO]

E. MICHAEL CAULFIELD
CHIEF EXECUTIVE OFFICER
PRUDENTIAL INVESTMENTS

DEAR CONTRACT OWNER:

We are pleased to provide our Semiannual Report to you on the investment performance of the Portfolios that underlie your DISCOVERY SELECT-SM- Variable Annuity contract.

Once again, the news is outstanding. In the first half of this year, stock prices surged nearly 21%, about two times the typical average in a full year. In fact, the Dow Jones Industrial Average broke through 8000 on July 16, two weeks after the end of the first half. This certainly was not what most Wall Street experts had predicted.

Bonds, too, performed favorably in the first half of 1997. Bonds returned 3.1% over the last six months, as measured by the Lehman Brothers Aggregate Index. Corporate high yield bonds in general were the strongest, returning 5.8% for the period.

What led to such excellent performance? Conditions were idyllic for most investors in the first half -- economic growth was strong and interest rates were relatively stable, so corporate profits rose. Unemployment fell to a 23-year low and consumer confidence hit a 28-year high.

IT'S LONG-TERM PERFORMANCE THAT COUNTS.

Although in this report we're focusing primarily on performance for the first half of this year, remember that it's long-term performance that counts. Review your Portfolio's performance so far in 1997, but also be sure to note its longer-term record. You'll note that over the past three, five and 10 years many of our Portfolios have delivered excellent performance, both on an absolute basis and in comparison with funds having similar objectives.

Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important, because most people buy variable annuities to finance long-term goals. So when you consider how to allocate either new or existing assets among these Portfolios, please look closely at their performance over five and 10 years as well.

--------------------------------------------------------------------------------
"Conditions were idyllic for most investors in the first half -- economic growth was strong and interest rates were relatively stable, so corporate profits rose."

COULD THE THIRD TIME BE A CHARM?

When the U.S. stock market rose 37% in 1995, we doubted it would be repeated any time soon. Then stocks advanced 23% in 1996. We thought it unlikely that this kind of performance would be duplicated again. And now, through the first half of 1997, stocks are already up nearly 21%.

It's clear that we -- and, we venture, most other investors -- cannot predict the stock market. Nevertheless, it's even more important now to remember that the U.S. stock market now sits at valuations beyond all historic boundaries.

Now, more than ever, your asset allocations should be based on reasonable expectations for those asset classes, not the most recent performance. What's reasonable? Well, over the last 70 years the average annual return of U.S. stocks is 10.7% as measured by the Standard & Poor's 500 Composite Stock Price Index.

With this in mind, you may want to reevaluate how you allocate your money among the DISCOVERY SELECT investment options. While stocks ought to remain the investment of choice for most investors looking for long-term wealth accumulation, now might be a good time to consider diversifying a portion of your holdings. If you wish, contact your Prudential Securities Financial Advisor/Pruco Securities Registered Representative for assistance in structuring a program to help meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ E. Michael Caulfield

E. Michael Caulfield
Chief Executive Officer
Prudential Investments

July 23, 1997

--------------------------------------------------------------------------------
IMPORTANT NOTE

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Securities Financial Advisor/Pruco Securities Registered Representative can provide you with actual rates of return for your DISCOVERY SELECT-SM- Variable Annuity and show you a personalized illustration of how charges affect the returns you experience.

1997 MARKET REVIEW

U.S. STOCKS

THE DOW: 6600, 6800, 7000, 7200, 7400, 7600 . . .

After rising 37% in 1995 and 23% in 1996, stock prices rose another 21% in the first six months of 1997. This stunning performance prompted analysts and economists alike to reach for superlatives.

The wonder was the economy. The current U.S. economic expansion is now in its seventh year, the third longest in history. Unemployment is at its lowest since 1973. Inflation seems like a distant memory. All of this means higher corporate revenues and stable corporate borrowing costs -- and as a result, higher corporate profits. It's a nearly idyllic investment environment.

To be sure, the stock market did not rocket straight up in the first half of the year. Stocks actually fell nearly 10% in the spring, amid short-lived fears of higher interest rates. Back in March, the Federal Reserve increased short-term interest rates (by a quarter of a percentage point), for the first time in two years. The nation's central bankers feared that first-quarter economic growth would set off a new round of inflation. Stocks recovered in April amid evidence the growth rate was moderating.

LARGE STOCKS WERE THE LEADERS, AGAIN.

In the first half of the year, the biggest stocks were the best performers. The five biggest companies in the S&P 500 gained 34% in the first half of the year, while the top 25 companies gained 28%. Of the largest companies, the drug stocks seemed to do the best as a group, with Warner Lambert up 67%, Eli Lilly rising 51%, Bristol-Myers Squibb climbing 49% and Pfizer advancing 45% during the period.

Small company stocks trailed larger companies, as they have for several years now, rising 10% in the first half of 1997 as measured by the Russell 2000*. (These companies are generally defined as those whose outstanding stock is valued at less than $1 billion.) Still, performance of these stocks has been improving in recent months. Consumer growth stocks (powered by the pharmaceutical companies) led the market, followed by financial and consumer cyclical stocks (auto, retail and housing stocks whose fortunes tend to mirror the ups and downs of the economy).

HOW THE MARKETS COMPARED.(1)

[GRAPH]

                                        Average Return Over
                 Year-to-Date 1997   Past 20 Years (Annualized)
                 -----------------   --------------------------
Money Market            2.5%                   7.7%
Bonds                   3.1                    9.5
Foreign Stocks         15.6                   15.1
U.S. Stocks            20.6                   15.9

THIS CHART COMPARES THE 6-MONTH RETURN AS OF 6/30/97 FOR VARIOUS CATEGORIES OF INVESTMENTS WITH THE AVERAGE ANNUAL TOTAL RETURN OVER 20 YEARS FOR THE SAME INVESTMENT. AS YOU CAN SEE, STOCK AND BOND MARKET RETURNS CAN VARY CONSIDERABLY FROM YEAR TO YEAR. UNLIKE STOCKS, BONDS GENERALLY OFFER A FIXED RATE OF RETURN AND PRINCIPAL IF HELD TO MATURITY. AN INVESTMENT'S PAST PERFORMANCE SHOULD NEVER BE USED TO PREDICT FUTURE RESULTS. THERE ARE DIFFERENT RISKS ASSOCIATED WITH EACH INVESTMENT SECTOR, WHICH SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING.

(1) SOURCE: PRUDENTIAL. FOR PURPOSES OF COMPARISON ONLY. U.S. MONEY MARKETS AS MEASURED BY LIPPER MONEY MARKET AVERAGE. BONDS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE INDEX. FOREIGN STOCKS AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. U.S. STOCKS AS MEASURED BY THE S&P 500 INDEX.

--------------------------------------------------------------------------------
U.S. STOCKS: CONSUMER GROWTH TOPS.

                         Y-T-D
                        6/30/97

                        -------
Consumer Growth         24.5%

Finance                 23.6%

Consumer Cyclical       21.1%

Technology              21.0%

Industrials             19.4%

Energy                  18.6%

Utilities                7.8%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.


--------------------------------------------------------------------------------
LARGE STOCKS OUTPERFORMED SMALL STOCKS.

                    Y-T-D         20-YEAR
                   6/30/97        AVERAGE
                   -------        -------
S&P 500*           20.6%          15.9%

NASDAQ*            11.7%          14.3%

Russell 2000*      10.2%          15.7%
--------------------------------------------------------------------------------

* THE STANDARD & POOR'S 500, NASDAQ, AND RUSSELL 2000 ARE UNMANAGED INDICES THAT ARE CONSIDERED TO BE GENERALLY REPRESENTATIVE OF U.S. STOCK MARKETS. INVESTORS CANNOT INVEST DIRECTLY IN INDICES OR MARKET AVERAGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CONSUMER GROWTH stocks rose almost 25% during the first half of 1997, powered primarily by drug companies, beverages and household products. As stock prices rose higher and higher, investors seemed to favor the very largest companies that produce the most steadily predictable earnings and therefore stocks that can be traded most easily. Widely owned Coca-Cola rose 30%. Another household name, Gillette, rose 22%. Drug companies also did well, as previously mentioned.

FINANCIAL stocks climbed nearly 24% for the period. Mergers and acquisitions among financial companies continued to dominate (such as Morgan Stanley and Dean Witter), helping to fuel interest in this area. A feeling that the Federal Reserve would not raise short-term interest rates any further helped power bank stocks higher.

--------------------------------------------------------------------------------
THE DOW IN THE PAST TWELVE MONTHS.

    [GRAPH]

Jul      5473.06
         5679.83
         5681.31
         5689.45
         5722.74
Aug      5616.21
         5659.86
         5838.52
         5888.46
Sep      5872.92
         5992.86
         5969.38
         6094.23
Oct      6007.02
         6021.93
         6219.82
         6348.03
         6471.76
Nov      6521.7
         6381.94
         6304.87
         6484.4
Dec      6560.91
         6544.09
         6703.79
         6833.1
         6696.48
Jan      6813.09
         6855.8
         6988.96
         6931.62
Feb      6877.74
         7000.89
         6935.46
         6804.79
Mar      6740.59
         6526.07
         6391.69
         6703.55
Apr      6738.87
         7071.2
         7169.53
         7194.67
         7345.91
May      7331.04
         7435.78
         7782.04
         7796.51
Jun      7687.72
--------------------------------------------------------------------------------
WEEKLY CLOSE OF THE DOW JONES INDUSTRIAL AVERAGE FOR THE PAST TWELVE MONTHS.

THE DOW MARCHED FROM 5500 TO 7000 IN 8 MONTHS.

IN MARCH AND APRIL, FEARS OF HIGHER INTEREST RATES SHOOK THE MARKET.

THE DOW ROSE 20% IN 11 WEEKS, CLOSING AT 7688.

CONSUMER CYCLICAL stocks ranked third, rising 21% during the period, as the U.S. economy grew at 4.9% in the first quarter, and unemployment was at its lowest since 1973. Retailers led, powered by major gainers Nordstrom, up 39%; Home Depot, advancing 38%; and Dayton Hudson, climbing 37%.

1997 MARKET REVIEW CONTINUED

U.S. BONDS

INTEREST RATES: SOMEWHAT STABLE.

Long-term interest rates rose, then fell, in the first half of the year, ending slightly higher at midyear. The Federal Reserve raised short-term interest rates for the first time in two years, lifting the overnight bank lending rate by a quarter of a percentage point in March to 5.5% as a precaution against too-strong economic growth. In response, long-term interest rates at first rose. Rates later eased as inflation worries subsided, along with concerns of further action by the Federal Reserve.

Bonds returned 3.1% over the first six months of 1997 as measured by the Lehman Brothers Aggregate Index. The yield on the bellwether 30-year U.S. Treasury bond rose to 6.78% on June 30, 1997, from 6.64% on December 31, 1996. Short-term rates, as measured by the three-month U.S. Treasury bill, actually fell slightly, to 5.17% on June 30, 1997.

Corporate high yield bonds in general were the strongest, returning 5.8% for the period. High yield corporate bonds fared well on solid economic growth, rising corporate profits, minimal defaults and powerful demand as a broadening base of institutional investors seeking higher yields became interested in this sector. A large number of new issues were sold in the first half -- $55 billion -- only $8 billion less than in all of last year. Better-rated high yield securities, as a group, outperformed those with poorer credit ratings.

Solid economic growth, stable inflation and steady governments also helped emerging markets' bonds to a strong first half. Argentina led all of Latin America, rising 11% as financial stability in the region improved generally. Brazil, Mexico and Venezuela followed, as reported by Morgan Stanley.

--------------------------------------------------------------------------------
30-YEAR U.S. TREASURY YIELDS.

    [GRAPH]

Jul      6.97
Aug      7.12
Sep      6.92
Oct      6.64
Nov      6.35
Dec      6.64
Jan      6.79
Feb      6.8
Mar      7.1
Apr      6.96
May      6.91
Jun      6.78
--------------------------------------------------------------------------------
MONTHLY CLOSING YIELDS FOR THE PAST TWELVE MONTHS. SOURCE: LEHMAN BROTHERS, AS OF 6/30/97.

YIELDS BOTTOMED AT 6.35% ON NOV. 29.

INFLATION FEARS DROVE YIELDS UP TO 7.17% ON APRIL 14.

SLOWER ECONOMIC GROWTH PUSHED YIELDS DOWN TO 6.78% ON JUNE 30.
--------------------------------------------------------------------------------
HIGH YIELD BONDS PERFORMED BEST.

High Yield Bonds                       5.8%

Mortgage Bonds                         3.9%

AGGREGATE INDEX                        3.1%

Corporate Bonds                        3.1%

Government Bonds                       2.6%
--------------------------------------------------------------------------------
SOURCE: LEHMAN BROTHERS, AS OF 6/30/97.

FOREIGN STOCKS

EUROPE STRONG; JAPAN AND PACIFIC REGION REBOUND.

Although stock markets in Europe and the Pacific couldn't match the torrid performance of the U.S. market in the first half of 1997, European stocks were strong and Pacific stock markets -- especially Japan, which represents two-thirds of the region -- came alive in the second quarter.

In the Pacific, returns for the full first six months of the year were comparatively subdued: Pacific stocks rose 7% and Japanese stocks climbed 9%. But these returns masked a 24% gain by Japanese stocks for U.S. investors in the second quarter, because the yen strengthened significantly against the U.S. dollar.

LET'S DO EUROPE.

Europe was the best region outside the United States in the first six months (as measured in dollars), as stocks of many more-efficient export-oriented companies led markets higher. European stocks in general have benefited from the movement toward monetary unity in 1999, which has forced governments to economize, reducing interest rates. Export-oriented companies fared best, rising in the second quarter.

JAPAN RISES.

A strengthening yen powered Japanese stocks to their highest levels since December, igniting gains throughout the Pacific region. The U.S. dollar lost 12% against the yen in just five weeks in May and June. This helped Japanese stocks rise 24% for U.S. investors in the second quarter. But because Japanese stocks had lost ground in the first quarter of 1997, they were ahead only 9% in U.S. dollars for the first half of the year.

Hong Kong stocks also performed well, as investors overcame their fear of turning over the British colony to China after more than 150 years.

--------------------------------------------------------------------------------
U.S. TOPS FOREIGN MARKETS.

                               Y-T-D
                              6/30/97
                              -------
MSCI World Index              15.6%

MSCI Europe Index             14.5%

MSCI EAFE Index               11.4%

MSCI Japan Index               9.2%

MSCI Pacific Index             7.3%

S&P 500 INDEX                 20.6%
--------------------------------------------------------------------------------

SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE OF 1,472 SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MORGAN STANLEY COUNTRY INDICES [EUROPE, ASIA, FAR EAST (EAFE), PACIFIC AND JAPAN] ARE UNMANAGED INDICES THAT INCLUDE THOSE STOCKS MAKING UP THE LARGEST TWO-THIRDS OF EACH COUNTRY'S TOTAL STOCK MARKET CAPITALIZATION. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INDICATIVE OF THE PAST, PRESENT OR FUTURE PERFORMANCE OF ANY SPECIFIC INVESTMENT. INVESTORS CANNOT INVEST DIRECTLY IN STOCK INDICES.

THE STANDARD & POOR'S 500 IS A WEIGHTED, UNMANAGED INDEX COMPRISED OF 500 STOCKS, WHICH PROVIDES A BROAD INDICATOR OF STOCK PRICE MOVEMENTS.

1997 PRUDENTIAL'S OUTLOOK

THE ECONOMY.

Our economists at Prudential suspect that growth will remain relatively subdued for the rest of the year. Economic growth slowed sharply in the second quarter.

They also expect inflation will remain benign, below 3%. As a result, the Federal Reserve will likely refrain from raising short-term interest rates any further this year, and the central bankers may ultimately lower rates by early next year, our economists predict.

U.S. STOCKS: WHAT'S AFTER 8000?

Now that the Dow Jones Industrial Average has hurdled 8000, with some analysts now predicting a Dow of 10,000, it's only natural to wonder how long all this good news can continue. After all, stock prices have doubled in the last two and a half years.

At these high price levels, stock selection is even more crucial. So, too, is understanding the objective, strategy and risks of the portfolio in which your contract values are invested. Some stocks now sell at very high prices -- particularly those of large, well-known companies. But other stocks remain attractive. Some of our managers like industrial companies, real estate investment trusts and securities brokerages, because they believe they have room to appreciate. Others like insurance, paper and retailing, thinking they are undervalued. Our growth stock managers who have done very well with the pharmaceuticals, also think that technology is due for an upswing after hitting what seemed like a bottom in April.

--------------------------------------------------------------------------------
ECONOMIC OUTLOOK.
                        Est.
                        1997
                        ----
GDP                     2.7%

Inflation               2.2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL ECONOMICS.

BONDS: WE'RE SEARCHING FOR YIELD.

We suspect that prices in the bond market will remain relatively stable through the rest of the year, depending on the relative weakness or strength that investors see in the economy.

We are focusing now on finding bonds that provide more yield than U.S. Treasurys while offering comparatively little additional risk.

We are particularly interested in crossover bonds -- those with split ratings of investment grade (BBB) by one rating agency and just below investment grade (BB) by another. Frequently, we can buy these bonds at more attractive prices than bonds rated below investment grade (high yield bonds), because of the uncertainty over their credit strength.

We are also interested in emerging markets. Relative stability in governments, economic growth and low inflation made emerging markets' bonds the best-performing bonds in the world in the first half of the year. We've added Russian, South African, Panamanian and Polish bonds, among others, to our portfolios.

FOREIGN STOCKS: LOOK FOR THE JAPANESE SURPRISE.

The Japanese stock market may be a pleasant surprise this year. We've purchased stocks of domestically oriented Japanese companies that sell their products and services within the country; they are more attractively priced than export-oriented multinational companies.

In Europe, we see the opposite. We are invested in multinational stocks, particularly those that are restructuring to increase efficiency. We believe that the movement toward a common European currency will continue to constrain economic growth rates within Europe, so we are most interested in companies listed on European stock exchanges but that derive most of their revenues from outside Europe.

In Hong Kong, we suspect that the new Chinese control will limit the escalation of real estate prices. Since property-related stocks are about a third of the market index, prices in general will have to struggle to move higher.

--------------------------------------------------------------------------------
A REALITY CHECK.

Stock prices in general have nearly doubled in the last two and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years, and we are certain that you are, too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1926, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet, in recent years, returns have been much higher, as the chart below shows.
--------------------------------------------------------------------------------

RETURNS OF THE U.S. STOCK MARKET.

                          Average
                          Annual
                          Return
                          -------
LAST 70 YEARS
1926-1996                10.7%

LAST TWO YEARS
1995                     37.4%
1996                     23.0%

LAST SIX MONTHS
1997                     20.6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

--------------------------------------------------------------------------------
INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO RISKS NOT NORMALLY ASSOCIATED WITH DOMESTIC STOCKS, INCLUDING CURRENCY FLUCTUATIONS AND THE IMPACT OF SOCIAL, POLITICAL AND ECONOMIC CHANGE.

PRUDENTIAL MONEY MARKET PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio got off to a solid start in 1997. On June 30, 1997, your Portfolio's 7-day yield was 5.36%, up from 5.15% on December 31, 1996. Its return of 2.61% for the first six months exceeded the 2.47% return of the average money market fund tracked by Lipper Analytical Services.

Interest rates started to rise late in the first quarter when economic activity accelerated. In March, the Federal Reserve increased the overnight bank lending rate. Since then, yields have fallen amid signs of moderating U.S. economic growth and a belief that the Federal Reserve will not raise interest rates again for some time. Indeed, the central bank voted to hold rates steady at its meetings on May 20 and July 2.

During this period of fluctuating interest rates, the Portfolio's performance benefited from a decision to hold a mixture of very short term securities to take advantage of rising interest rates and longer term money market securities to lock in higher interest rates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.00.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                     SIX      ONE      THREE    FIVE      TEN
                                    MONTHS    YEAR     YEARS    YEARS    YEARS
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO(1)            2.61%    5.30%    5.36%    4.46%    5.87%
--------------------------------------------------------------------------------
LIPPER (VIP) MONEY MARKET AVG.(2)    2.47%    5.04%    5.06%    4.21%    5.59%
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO INCEPTION DATE: 5/13/83.

--------------------------------------------------------------------------------

SHORT-TERM INTEREST RATES DURING THE PAST 12 MONTHS

[GRAPH]


     Money Market Portfolio    Average Money Market Fund

Jul       5.05                          4.82
          5.02                          4.87
          5.05                          4.79
          5.05                          4.82
Aug       5.06                          4.79
          5.01                          4.83
          5.05                          4.82
          5.04                          4.83
Sep       5.06                          4.81
          5.09                          4.86
          5.09                          4.81
          5.12                          4.82
          5.12                          4.8
Oct       5.11                          4.82
          5.06                          4.85
          5.11                          4.82
          5.11                          4.86
Nov       5.11                          4.82
          5.12                          4.88
          5.11                          4.82
          5.1                           4.82
          5.11                          4.83
Dec       5.15                          4.9
          5.23                          4.89
          5.18                          4.82
          5.13                          4.82
Jan       5.13                          4.82
          5.1                           4.87
          5.11                          4.81
          5.11                          4.81
Feb       5.08                          4.8
          5.21                          4.84
          5.08                          4.8
          5.17                          4.81
Mar       5.14                          4.83
          5.16                          4.96
          5.21                          4.91
          5.22                          4.93
          5.18                          4.94
Apr       5.18                          4.96
          5.19                          4.96
          5.17                          4.98
          5.28                          4.98
May       5.31                          4.99
          5.28                          5.02
          5.33                          5
          5.33                          5.03
Jun       5.34                          5

--------------------------------------------------------------------------------
WEEKLY 7-DAY CURRENT YIELDS OF THE MONEY MARKET PORTFOLIO AND THE IBC FINANCIAL DATA, INC., MONEY MARKET FUND AVERAGE.

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT
    PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) MONEY MARKET AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

--------------------------------------------------------------------------------
[GRAPH]

INVESTMENT GOAL

Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs); Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

PERFORMANCE REVIEW.

READY FOR THE RATE RISE. Late in the first quarter, Federal Reserve officials began hinting that the central bank might act preemptively to slow economic growth and keep inflation in check.

We heeded the warnings and began preparing your Portfolio for the possibility of a rate increase by investing in very short-term securities. At the same time, we purchased one-year corporate obligations in order to take advantage of the recent rise in yields on these securities.

As expected, the central bank raised the rate banks pay to borrow funds by a quarter of a percentage point, to 5.5%, on March 25. This was the first interest rate rise in two years.

STRATEGY SESSION.

A TWO-PRONGED APPROACH. Expecting a Federal Reserve interest rate increase in March, we focused on one-month and one-year money market securities as well as securities whose coupons adjust periodically with changes in the London Interbank Offered Rate (LIBOR).

Investing in the one-month sector allowed the Portfolio to reinvest those assets in higher-yielding securities once the Federal Reserve increased shortterm interest rates. Meanwhile, we also invested in higher-yielding corporate obligations such as bank notes and CDs that mature in a year.

Although the U.S. economy grew rapidly in the first quarter, later reports on retail sales, housing starts, producer and consumer prices indicated economic growth eased in the second quarter and inflation remained tame.

The retail sales data are especially important, because consumer spending accounts for two-thirds of gross domestic product in the United States. With the U.S. economy apparently growing more slowly, interest rates edged lower in the second quarter. As a result, the one-year corporate obligations we purchased have appreciated in value.


OUTLOOK
PORTFOLIO MANAGER
MANOLITA BRASIL

GUARDEDLY OPTIMISTIC.

"I remain cautious. Unemployment is near historic lows, and although economic growth appears to have slowed in the second quarter, the economy continues to operate at a high capacity.

"So if consumers start buying again and demand rises, I believe the Federal Reserve will feel compelled to raise interest rates. I think in the third quarter, if demand picks up and job growth remains high, the Fed will raise interest rates by another 25 basis points. If demand does not pick up and inflation continues to be favorable, as it has been, then the Federal Reserve will most likely keep interest rates where they are now."


[PHOTO]

PORTFOLIO MANAGER
MANOLITA BRASIL

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
                           6/30/97       12/31/96
                           -------       --------
Comm. Paper                54%            47%
Floating/Adj. Rate         18%            20%
Yankee Comm. Paper         12%             6%
Other Corp. Oblg.          10%             5%
Foreign Bank Oblg.          3%            17%
U.S. Bank Oblg.             2%             4%
Bank Holding Co. CP.        1%             1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
A WORD ABOUT QUALITY.

AS OF JUNE 30, 1997, ALL OF THE PORTFOLIO'S INVESTMENTS WERE RATED IN THE HIGHEST CATEGORY BY AT LEAST TWO MAJOR, INDEPENDENT RATING AGENCIES OR, IF UNRATED, WERE DEEMED TO BE OF EQUIVALENT QUALITY BY OUR CREDIT RESEARCH STAFF. INVESTMENTS DEEMED TO BE OF EQUIVALENT QUALITY THAT WERE NOT RATED WERE SUBJECT TO RATIFICATION BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL DIVERSIFIED BOND PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio performed better than its benchmarks in the first six months of 1997. With a six-month return of 4.11%, your Portfolio easily beat the 3.07% total return on the average Lipper (VIP) Corporate Debt portfolio and the 3.09% return of the Lehman Aggregate Index.

We were helped by our sizable holdings in corporate bonds, including those from the media and cable industry. We also held higher-yielding U.S.
dollar-denominated bonds issued by foreign governments such as Mexico, Argentina, Panama, Venezuela and South Africa.

Your Portfolio has performed better than the average corporate debt fund in variable life and annuity products over the past one, three, five and 10 years.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                     SIX      ONE      THREE    FIVE      TEN
                                    MONTHS    YEAR     YEARS    YEARS    YEARS
--------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO(1)       4.11%    10.38%    9.70%    7.85%    8.92%
--------------------------------------------------------------------------------
LIPPER (VIP) CORP. BBB AVG.(2)      3.07%     8.59%    8.74%    7.45%    8.55%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE INDEX(3)           3.09%     8.15%    8.53%    7.12%    8.82%
--------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO INCEPTION DATE: 5/13/83.


--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

[GRAPH]

$23,497 Diversified Bond Portfolio(1)
$23,284 Lehman Aggregate Index(3)
$22,946 Lipper (VIP) Corp. BBB Avg.(2)

87     10000          10000          10000
       10122.3        10156.1        10292.7
88     10638.3        10660.7        10805.3
       10951.7        10984.4        11104.3
89     11934          11909.2        12125.4
       12428.5        12400.6        12717.8
90     12702.1        12707.6        13077.6
       13463          13327.6        13857.3
91     14068.5        14028.7        14476.9
       15676.4        15593.4        16074.9
92     16100.4        16030.3        16509.7
       16802.3        16711.8        17264.7
93     18018.3        18017.5        18455.1
       18504.4        18609.4        18947.9
94     17799.5        17754.4        18215
       17906.7        17875          18395.3
95     20070.1        20072.2        20500.5
       21619.1        21454.5        21793.7
96     21287.1        21059.2        21528.9
       22569.6        22185.7        22584.9
97     23496.7        22945.8        23283.5
--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT
    PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) CORPORATE BBB AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF OVER 5,000 GOVERNMENT AND CORPORATE BONDS. THE LAI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN
    THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LAI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LAI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[GRAPH]

INVESTMENT GOAL
High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS
U.S. government securities, mortgage backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE
This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

PERFORMANCE REVIEW.

WINNING CHOICES. Bond prices fell and interest rates rose both before and after the Federal Reserve raised the overnight bank lending rate by a quarter of a percentage point to 5.5% on March 25 to keep the economy from fueling higher inflation. (Prices on older bonds typically fall as interest rates rise, because newly issued bonds will carry higher coupons.)

Still, your Portfolio achieved exceptional results, primarily because we carefully selected corporate bonds that performed well even though interest rates rose somewhat. These bonds responded more to solid corporate earnings and a lower-than-expected volume of new bond issues. With fewer bonds from which to choose, prices on those available tended to gain.

STRATEGY SESSION.

SPOTLIGHT ON MEDIA AND CABLE BONDS. We focused on bonds issued by companies in the media and cable industry. Our holdings in Time Warner Inc. and Telecommunications Inc. appreciated markedly as their financial positions improved. For example, Time Warner reported that its cash flow surged a hefty 16% during the first quarter of 1997. Telecommunications, Inc. is reducing debt on its balance sheets and increasing cash flow by reducing capital expenditures and expenses.

A new type of preferred security called a preferred trust security was first sold in the market in November 1996 by some banks and insurance companies. These were priced inexpensively to attract investors, so we bought them. We were not disappointed, because prices have risen markedly since they were first issued.

KNOWING WHEN TO STAY PUT. Your Portfolio also performed well because we did not try to predict the course of interest rates, which proved very volatile in the first half of the year. We kept duration, a measure of the Portfolio's sensitivity to changes in interest rates, in a tight range of 5.1 years to 5.3 years during the period.

The shorter the duration, the more the Portfolio's value is protected when interest rates climb. So your Portfolio suffered only minimally when the Federal Reserve raised the overnight bank lending rate, but its value improved as bond prices rose in June.

OUTLOOK
PORTFOLIO MANAGER
BARBARA KENWORTHY

CROSSOVER CREDITS.

"Corporate bond issuance has been heavy, and given the positive performance in the stock market and the reduced supply of government bonds, we've held more corporate bonds than usual and have tried to pick the more attractive opportunities in the market.

"Many of these companies are known as crossover credits, because at least one rating agency considers them investment grade while another rater does not. By investing in these bonds, we have kept both the yield and the quality of the Portfolio relatively high. At the same time, we've been able to avoid holding too many higher-yielding bonds that are of lower quality."



[PHOTO]
PORTFOLIO MANAGER
BARBARA KENWORTHY

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
                          6/30/97       12/31/96
                          -------       --------
U.S. Corporates            59%            61%

Foreign (US$)              29%            17%

Mortgages                   4%             4%

U.S. Treasurys              3%            13%

Other                       3%             4%

U.S. Gov't. Agencies        2%             1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
CREDIT QUALITY
                                      6/30/97
                                      -------
U.S. Gov't. Agencies                      5%

AAA                                       5%

AA                                        2%

A                                        19%

BBB                                      52%

BB                                       16%

B                                         1%

Avg. Credit Quality                      BBB

Duration                          5.27 Years

Avg. Maturity                     16.2 Years
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL HIGH YIELD BOND PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 5.88% for the first six months of 1997, slightly lagging behind the 6.10% return on the average high yield bond fund tracked by Lipper Analytical Services. Although market conditions were generally favorable for high yield bonds, the Portfolio's performance trailed our benchmark because we focused on the telecommunications and cable industries, which did not perform as well as other industries.

In addition, high yield bonds slumped along with other bonds as interest rates rose in March and April, then rebounded later as the bond market recovered.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                       SIX      ONE      THREE    FIVE     TEN
                                      MONTHS    YEAR     YEARS    YEARS   YEARS
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO(1)          5.88%    12.55%    10.89%   11.29%   9.27%
--------------------------------------------------------------------------------
LIPPER (VIP) HIGH CURRENT
   YIELD AVG.(2)                      6.10%    15.40%    12.27%   11.44%  10.73%
--------------------------------------------------------------------------------
LEHMAN HIGH YIELD INDEX(3)            5.82%    13.89%    12.45%   11.29%  10.90%
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO INCEPTION DATE: 2/23/87.


--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

[GRAPH]

$28,135 Lehman High Yield Index(3)
$27,898 Lipper (VIP) High Current Yield Avg.(2)
$24,264 High Yield Bond Portfolio(1)

87     10000          10000          10000
       9447.05        9869.65        9957.87
88     10245.1        10739          10764.6
       10691.5        11195.2        11205.8
89     11171.8        11850.1        11751.8
       10472          11511.7        11299.2
90     10592.2        11727.6        11581
       9231.67        10897.3        10215.8
91     11579.4        13141.9        13240
       12846.6        14649.4        14933.7
92     14226.8        16122.3        16479.4
       15100.6        16996.4        17286.1
93     16815.9        18929.3        19107.9
       18009.2        20212.1        20244.8
94     17792.4        19671.9        19785.9
       17500.2        19494.3        20036.4
95     19168.7        21661          22523.2
       20573.9        23149.3        23878.2
96     21558.3        24314.4        24703.7
       22917.2        26328.3        26588.7
97     24263.6        27898.4        28135.5
--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT
    PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) HIGH CURRENT YIELD AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN HIGH YIELD INDEX (LHYI) IS COMPRISED OF OVER 700 NONINVESTMENT-GRADE BONDS. THE LHYI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LHYI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LHYI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[GRAPH]

INVESTMENT GOAL
High total return.

TYPES OF INVESTMENTS
Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE
Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

PERFORMANCE REVIEW.

AN INCREASE IN RATES AND NEW BONDS. Investors pushed interest rates higher and bond prices lower both before and after March 25, when the Federal Reserve increased the overnight bank lending rate by a quarter percentage point to 5.5% to prevent a pickup in inflation. As a result, prices of high yield bonds fell.

The Portfolio's performance was constrained by its holdings in telecommunications and cable bonds. A large new supply of these bonds issued in the first quarter depressed prices, because supply exceeded demand from investors. Still, high yield bonds improved in the second quarter as the bond market bounced back when interest rates fell as inflation fears subsided.

STRATEGY SESSION.

SOME GOOD NEWS. We continued to emphasize bonds of large companies, particularly those that may become involved in mergers and acquisitions or could become candidates for a credit upgrade. In the second quarter, a flurry of good news enabled two of our holdings -- Cablevision Systems and Comcast -- to fare particularly well.

Cablevision Systems bonds appreciated in value after an announcement that News Corp. and Telecommunications, Inc. will pay $850 million for a 40% stake in the sports television business of Cablevision Systems to create a national chain of cable television sports channels.

Comcast bonds benefited from a $1 billion investment by Microsoft to speed up development of a two-way, broadband fiber-optic network. In fact, a credit rating agency upgraded Comcast senior subordinated debentures and convertible subordinated debentures in June, citing its improved financial flexibility.

OUTLOOK
PORTFOLIO MANAGER
GEORGE W. EDWARDS, CFA

CUTTING HERE, ADDING THERE.

"We are taking advantage of the recent rally in cable and telecommunications bonds to sell some of our holdings to reduce our emphasis on those sectors to a level that is closer to the market indices.

"We like the outlook for the bond market and particularly the high yield market for the remainder of the year. As a result, we are reducing the Portfolio's cash position by investing in new issues and attractive secondary offerings."


[PHOTO]
PORTFOLIO MANAGER
GEORGE W. EDWARDS, CFA

We are happy to announce that George W. Edwards, effective May 1997, has assumed responsibility of The Prudential Series Fund High Yield Bond Portfolio. George was awarded an M.B.A. from Temple University and holds a B.A. in history from Hamilton College. George is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
TOP INDUSTRIES

                              6/30/97
                              -------
Communications                14.6%

Cable                          8.2%

Consumer Cyclical              8.1%

Energy                         6.9%

Media                          6.3%


TOP ISSUERS                   6/30/97
                             -----------
Tenet Healthcare Corp.         1.7%

Cablevision Systems            1.4%

Gaylord Container Corp.        1.3%

HMH Properties, Inc.           1.2%

Ionica PLC                     1.1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
CREDIT QUALITY
                          6/30/97
                          -------
Ba                         17%

B                          49%

Caa                         8%

Nonrated                   18%

Equity/Other                5%

Cash                        3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL STOCK INDEX PORTFOLIO


PERFORMANCE SUMMARY.

Your Portfolio finished the first half of 1997 with a return of 20.32%, an upward sweep similar to the climb in the preceding two years, except for a decline in March. The S&P 500 Index returned 20.6%.

Foreign investors and individual investors using mutual funds have poured cash into the U.S. stock market, helping to power its prolonged climb. The demand for S&P 500 stocks has driven up their prices even faster than earnings have risen.

The result is a market that has performed so well for so long that many investment professionals doubt it can continue. For example, the S&P 500 Index has become increasingly volatile recently and is particularly vulnerable to earnings disappointments.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                    SIX      ONE      THREE    FIVE     SINCE
                                   MONTHS    YEAR     YEARS    YEARS  INCEPTION*
--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO(1)           20.32%   34.12%    28.38%  19.34%   17.72%
--------------------------------------------------------------------------------
LIPPER (VIP) S&P 500 INDEX AVG.(2) 20.20%   34.14%    28.33%  19.20%   16.74%
--------------------------------------------------------------------------------
S&P 500(3)                         20.60%   34.68%    28.83%  19.76%   17.32%
--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO INCEPTION DATE: 10/19/87.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

$48,654 Stock Index Portfolio(1)
$46,833 S&P 500(3)
$44,482 Lipper (VIP) S&P 500 Index Avg.(2)

87     10000          10000          10000
       10735.8        9895.59        9873.68
88     11980.3        11108.1        11127.3
       12393.1        11455.8        11509
89     14395.2        13257.6        13410.5
       16226.3        14940.1        15149.5
90     16661.1        15350.8        15615.9
       15636.4        14402.5        14678.5
91     17816.8        16432.7        16767
       20283.8        18693.5        19140.8
92     20104.5        18544.6        19012.2
       21731.1        20039.4        20597.1
93     22740.4        20994.5        21599
       23831.9        21996.1        22668.5
94     22989.2        21212.2        21901.5
       24072.1        22220.7        22966.2
95     28878.6        26654.5        27602.2
       32993.9        30423.5        31586.3
96     36275.8        33437.7        34773.1
       40439.1        37203.2        38833.8
97     48654.4        44482.4        46832.5
--------------------------------------------------------------------------------
 * LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 10/31/87.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) S&P 500 INDEX AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.
--------------------------------------------------------------------------------
[GRAPH]

INVESTMENT GOAL
Seeks results that correspond to the price and yield performance of the S&P 500 Index.(3)

TYPES OF INVESTMENTS
Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE
This Portfolio attempts to hold the same stocks as the S&P 500 Index in approximately the same proportions. As such, this Portfolio tends to reflect the general trends of the overall U.S. equity market.

--------------------------------------------------------------------------------
S&P 500 INDEX -- TOTAL RETURN BY SECTOR

                               Y-T-D
                              6/30/97
                              -------
Consumer Growth/Staples       24.5%

Finance                       23.6%

Consumer Cyclical             21.1%

Technology                    21.0%

Industrials                   19.4%

Energy                        18.6%

Utility                        7.8%

S&P 500 Index                 20.6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

PERFORMANCE REVIEW.

The Stock Index Portfolio attempts to duplicate the performance of the S&P 500 Index by holding all 500 stocks in the index. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received, while trying to minimize commissions and transaction costs.

A GALA OF GOOD NEWS DROVE UP PRICES. The market for large-capitalization stocks resumed its steep climb at the end of April, after slowing in anticipation of higher interest rates and an economic slowdown. Fears that interest rates would rise abated when the economy showed only moderate growth rates, obviating any action by the Federal Reserve to cool it down. This good news was accompanied by first-quarter earnings reports that averaged about 18% higher than a year earlier. With consumer confidence at a 28-year high and unemployment at its lowest since 1973, the investment environment seemed idyllic.

FINANCIALS AND TECHNOLOGY JOINED BY CONSUMER GROWTH. The rise in the second quarter was powered by the rebound of the technology sector from its stutter-step earlier in the year, with energy and industrials also doing well. For the year-to-date, consumer growth and staples, finance and consumer cyclicals were the leading sectors. Savings and loans as a group led the market. Computer software and services, drugs and medical supplies, and the trucking and shipping industry all rose by more than a third in just the half year.

UTILITIES STILL UNDERPERFORMING. Stocks for all sectors except utilities averaged double-digit gains for the half year. Utilities are facing competition and dramatic restructuring. Investors have not been enthusiastic about the uncertainties.

A few scattered industries turned down, on average: gold, lodging, gaming and energy exploration.


[PHOTO]
PORTFOLIO MANAGER
JOHN W. MOSCHBERGER

--------------------------------------------------------------------------------
S&P 500 INDEX COMPOSITION
                               6/30/97
                               -------
Consumer Growth/Staple          30%

Technology                      15%

Finance                         15%

Industrials                     15%

Utility                          9%

Energy                           9%

Consumer Cyclical                7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                               6/30/97
                               -------

General Electric Co.           3.1%

Coca-Cola Co.                  2.5%

Exxon Corp.                    2.2%

Microsoft Corp.                2.2%

Merck & Co.                    1.8%

Royal Dutch Petroleum          1.7%

Intel Corp.                    1.7%

Philip Morris Co.              1.6%

Procter & Gamble Co.           1.4%

IBM Inc.                       1.3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL EQUITY INCOME PORTFOLIO


PERFORMANCE SUMMARY.

Your Portfolio returned 17.47% over the past six months, above the Lipper (VIP) Equity Income Average of 16.83%. Performance for the past 12 months, 33.59%, also exceeded the average of comparable portfolios.

We use a bottom-up investment style and, in some cases, the performance of one or two companies in a sector made significant contributions to performance this half. Stock selection within the energy, technology and utility sectors accounted for the good results.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                    SIX      ONE      THREE    FIVE     SINCE
                                   MONTHS    YEAR     YEARS    YEARS  INCEPTION*
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO(1)         17.47%   33.59%    21.27%  18.60%  15.92%
--------------------------------------------------------------------------------
LIPPER (VIP) EQUITY INCOME AVG.(2) 16.83%   29.45%    23.84%  18.57%  15.06%
--------------------------------------------------------------------------------
S&P 500(3)                         20.60%   34.68%    28.83%  19.76%  17.06%
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO INCEPTION DATE: 2/19/88.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

$43,500 S&P 500(3)
$39,039 Equity Income Portfolio(1)
$37,070 Lipper (VIP) Equity Income Avg.(2)

       10000          10000          10000
88     10469.1        10462.9        10335.5
       10903.9        10790.5        10690
89     12484.1        12437.6        12456.2
       13375.8        13259          14071.5
90     13290.6        13184.8        14504.7
       12877.4        12166.1        13634
91     14644.5        13825.2        15573.9
       16417.8        15516.8        17778.8
92     16636.4        15856.8        17659.3
       18084          17173          19131.4
93     20902.4        18811.5        20062
       22113.4        19892.6        21055.4
94     21885.8        19759.6        20343
       22430.7        20346.6        21332
95     25596.5        23558.6        25638
       27299          26482.5        29338.7
96     29223.5        28273.8        32298.7
       33233.2        31423.8        36070.4
97     39039.4        37070.3        43499.9
--------------------------------------------------------------------------------
 * LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 2/29/88.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) EQUITY INCOME AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE
    MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE
    NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES
    THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER
    SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT
    THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.
--------------------------------------------------------------------------------
[GRAPH]

INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500.(3)

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


PERFORMANCE REVIEW.

AN OIL SERVICE COMPANY IS LIKELY TO RESTRUCTURE. We expected McDermott International to improve earnings by restructuring. A change in management made this more likely, and also more apparent to investors, who pushed its stock price higher.

TWO PRIVATIZED UTILITIES MOVED UP. We enjoyed excellent gains from a privatized Latin American telephone company that had been undervalued by the market and is now moving closer in price to similar companies. A British private utility faces a friendlier rate structure that rose almost 40% in the half year.

We also took gains on semiconductor stocks in the first quarter.

STRATEGY SESSION.

REITs OFFER STEADY DIVIDEND GROWTH. REITs (real estate investment trusts) buy real estate and issue shares to the public, making it easier for individuals to invest in the burgeoning real estate market. Ease of ownership increases the pool of buyers and should push prices up. In addition, REITs have high dividend yields at current prices and also offer the prospect of predictable dividend growth. We believe that the market currently undervalues this attractive feature.

SECURITIES BROKERAGES ARE IN PLAY. Thanks to changes in the regulatory environment, securities brokerages have become takeover targets. We expected consolidation and still do. Lehman Brothers, among our largest holdings, rose almost 30% in the past half year. We bought our securities company holdings cheaply and have seen nice gains. Nonetheless, they are still inexpensive in comparison to their current earnings.

CONSUMER DEMAND MOVES UP THE CHAIN. We think pricing power is swinging from consumer companies back toward the industrial companies that service them. So far this has kept us from participating fully in the gains of the consumer growth sector, but we expect it to pay off down the road.

OUTLOOK
PORTFOLIO MANAGER
WARREN E. SPITZ

SECURITIES FIRMS ATTRACTIVELY PRICED.

"Although the market prices of securities firms already have risen, we still find them attractively priced compared with other financial firms. A dollar of investment buys a relatively large amount of current earnings and also offers solid exposure to the stock market.

"The market seems to be undervaluing these firms out of fear that their earnings will fall if a long-term bear market occurs. With economic growth steady and corporate earnings exceptionally high, that doesn't seem imminent. Moreover, the industry is likely to consolidate before the stock market turns.

"The synergism of brokerages with other financial services makes them very attractive as acquisition or merger candidates. There are many financial services companies looking to buy securities firms and relatively few large brokerages to buy. They have scarcity value. Right now, we think that makes an attractive package."


[PHOTO]
PORTFOLIO MANAGER
WARREN E. SPITZ


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                     6/30/97        12/31/96
                     -------        --------

Finance               32%            33%

Industry              18%            14%

Technology            11%            15%

Consumer Growth       10%            11%

Energy                10%             8%

Consumer Cyclical      9%             9%

Utility                4%             4%

Cash                   4%             4%

U.S. Treasurys         2%             2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                               6/30/97
                               -------
Lehman Bros.                   4.4%

Equity Residential             4.2%

IBM                            4.2%

Westinghouse Electric          3.6%

McDermott International        3.3%

RJR Nabisco                    3.1%

AMR Corp.                      3.0%

Crescent Real Estate           3.0%

Elf Aquitaine                  2.9%

USX U.S. Steel Group           2.7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL EQUITY PORTFOLIO


PERFORMANCE SUMMARY.

Your Portfolio returned 13.26% in the first half of 1997, slightly below the Lipper (VIP) Growth Fund Average of 13.57%. Historically, your Portfolio has outperformed similar funds over the past one, five and ten years, as reported by Lipper Analytical Services, Inc.

During the first half, we held about 25% of your Portfolio in cash. While this dampened our recent returns, our value discipline demands that we only purchase demonstrably "cheap" securities. There are very few of these in today's market. Our cushion also provided some protection when the market took a stutter-step at the end of the first quarter.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                       SIX      ONE      THREE    FIVE     TEN
                                      MONTHS    YEAR     YEARS    YEARS   YEARS
--------------------------------------------------------------------------------
EQUITY PORTFOLIO(1)                   13.26%   25.09%    22.69%  18.78%   13.95%
--------------------------------------------------------------------------------
LIPPER (VIP) GROWTH AVG.(2)           13.57%   23.63%    23.74%  17.87%   13.23%
--------------------------------------------------------------------------------
S&P 500(3)                            20.60%   34.68%    28.83%  19.76%   14.63%
--------------------------------------------------------------------------------
EQUITY PORTFOLIO INCEPTION DATE: 5/13/83.


--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

[GRAPH]

$39,172 S&P 500(3)
$36,906 Equity Portfolio(1)
$34,683 Lipper (VIP) Growth Avg.(2)

87     10000         10000           10000
       8074.68        8305.76         8258.57
88     9473.72        9434.12         9307.13
       9451.62        9520.65         9626.4
89    10909.8        11103.4         11216.8
      12261.1        12215.5         12671.4
90    12313.4        12718.1         13061.5
      11622.4        11643.1         12277.4
91    14014.4        13490.1         14024.3
      14645.5        15883.5         16009.8
92    15612.4        15290.6         15902.2
      16718.2        17037.5         17227.9
93    18836.5        17987.9         18065.9
      20374.4        19441.5         18960.4
94    19981.5        18242.5         18318.9
      20940.2        19032.6         19209.5
95    24413.1        22441.4         23087.1
      27492.5        25214.5         26419.5
96    29503.1        27722.1         29085
      32584          30417.8         32481.5
97    36905.9        34683           39171.8
--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN
    OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER
    SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT
    THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.
--------------------------------------------------------------------------------

[GRAPH]

INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
This Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

PERFORMANCE REVIEW.

INSURANCE COSTS. Currently, share prices are very broadly high, and these prices have been sustained by first-quarter earnings reports up about 18%, on average, over a year earlier. Nonetheless, since mid-1994 stock prices have risen substantially faster than their underlying earnings. Rarely have stocks been this richly valued compared to bonds.

To make matters worse, the "cheap" stocks are currently not particularly inexpensive compared to the average stock. Our time-tested investment discipline tells us not to buy when prices are high.

The likelihood of above-average returns is limited and the risk of a price decline is comparatively high. We're ready to buy as soon as some patches of inexpensively priced companies appear.

STRATEGY SESSION.

We've cut back our holdings in financial services, modestly reducing our exposure to the banking industry. After severe lending problems in the early 1990s, the banking industry has come surging back to record profitability. While the stocks remain relatively inexpensive compared to the overall market, they would likely prove vulnerable to any change in the very favorable operating environment they have been enjoying for the last several years.

We also cut back our holdings in American Express. The turnaround at the company has been impressive and it has been accompanied by a sharp increase in the market's assessment of its value. Although the stock still is slightly cheaper in relation to earnings than the average company, the higher price argues against maintaining as large a position as we have had.

Some of the proceeds from these sales were invested in health stocks and in food and restaurant companies.


OUTLOOK
PORTFOLIO MANAGER
THOMAS R. JACKSON

DISCIPLINE COUNTS.

"Research shows that two basic investment styles, value investing and growth investing, alternate in relative advantage, often for a few years at a time. For the last couple of years, large-capitalization growth stocks such as Microsoft, Intel, Coca-Cola, Cisco Systems, Merck and General Electric have been leading the market. As the economic cycle has aged, high earnings growth has become scarce and investors have concentrated on a relatively limited universe of companies. As a result, these companies have been bid to very high levels, in many cases levels that have not been seen since the early seventies. Even if their earnings continue to grow, investors are paying a very high price for those prospects.

"Value investors look for companies that sell at large discounts from the average company, either because their strengths aren't appreciated or because they are in a temporary earnings depression. We look for companies that sell at low price/earnings ratios, price/book value ratios and price/cash flow ratios. However, the long bull market has pushed up prices of almost all companies with reasonable earnings prospects, leaving little for the disciplined value manager to purchase.

"Research also shows that historically it has been wise to stick to one investment style. Disciplined investors do better in the long run, whatever their style. We believe that it is better to have exposure to both the growth and value investment styles over the long run, rather than trying to switch between the two. With this in mind, we are sticking to our discipline: not buying expensive companies just because they are the only companies for sale and keeping a cash supply to invest when good values appear."


[PHOTO]
PORTFOLIO MANAGER
THOMAS R. JACKSON

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                          6/30/97        12/31/96
                          -------        --------

Finance                    27%            28%

Cash                       25%            24%

Industry                   13%            12%

Consumer Cyclical          12%            12%

Consumer Growth             8%             6%

Energy                      6%             6%

Utility                     5%             5%

Technology                  4%             7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                                         6/30/97
                                         -------
Loews Corp.                              2.9%

Chubb Corp.                              2.7%

Morgan Stanley/Dean Witter               2.5%

Elf Aquitane S.A.                        2.4%

Travelers Group                          2.1%

Digital Equipment Corp.                  2.0%

Dillard's Inc.                           1.9%

RJR Nabisco                              1.9%

Tenet Healthcare Corp.                   1.8%

Chrysler Corp.                           1.7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL PRUDENTIAL JENNISON PORTFOLIO

PERFORMANCE SUMMARY.

During the first six months of 1997, the Portfolio returned 16.98%. This compares with an increase of 13.57% for the Lipper (VIP) Growth Average. Your Portfolio has outperformed similar funds since its inception in 1995.

The period was especially volatile, as the S&P 500 declined early in the year, only to recover to new highs by the end of June. Many of the technology stocks that turned in disappointing performances during the first quarter rebounded in the second, resulting in strong six-month numbers from this sector. Health care stocks were also significant contributors to performance during the period.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                          SIX         ONE         SINCE
                                         MONTHS       YEAR      INCEPTION*
--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO(1)         16.98%      24.50%       27.07%
--------------------------------------------------------------------------------
LIPPER (VIP) GROWTH AVG.(2)              13.57%      23.63%       25.88%
--------------------------------------------------------------------------------
S&P 500(3)                               20.60%      34.68%       31.34%
--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO INCEPTION DATE: 5/1/95.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

$18,053 S&P 500(3)
$16,651 Prudential Jennison Portfolio(1)
$16,507 Lipper (VIP) Growth Avg.(2)

       10000          10000           10000
95     11175.2        10757           10640.2
       12441.1        12038.6         12176
96     13374          13301.2         13404.5
       14233.7        14523.4         14969.8
97     16651.2        16507           18053.2
--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/95.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER
    SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.
--------------------------------------------------------------------------------
[GRAPH]

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
This Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


PERFORMANCE REVIEW.

The Portfolio invests in medium to large companies whose earnings we expect to grow faster than the market average. Historically, this has been a favorable investment strategy. Investors in the current market environment have put a high premium on consistency, as shown by the performance of the large-cap S&P 500 Index versus the broader Wilshire 5000 Index.

WINNERS: The Portfolio benefited from its positions in rapidly growing technology companies such as Dell Computer and Microsoft Corp. and global pharmaceutical companies such as Bristol-Myers Squibb Co. and Eli Lilly & Co.

LOSERS: Technology also hurt the Portfolio performance, as networking companies 3 Com and Ascend Communications declined in value, reflecting the intense competition and consolidation in that industry. In contrast, networking stocks provided some of the best rates of return in the technology sector during 1996.

STRATEGY SESSION.

As evidenced by our high weighting in the technology sector, we remain convinced of the potential returns available in this area. Technology is one of the fastest-growing parts of the economy, as demand for personal computers, software, cellular phones, pagers, etc. remains high.

Technology also benefits from the tendency of the prices of these products to fall over time, causing an expansion in the size of their potential markets. However, investing in technology can be unsettling in the short term, as the expectations of investors can change rapidly. In addition to technology, both consumer companies and financial firms appear to offer high potential earnings gains over the intermediate term of 12 to 18 months.

As the S&P 500 has increased more than 100% since early 1995, volatility will remain high. However, we believe we have constructed a high-quality portfolio of rapidly growing companies whose stocks offer significant return potential over the next one to two years, especially in this environment of surprisingly low inflation and steady, but slow, growth.


OUTLOOK
PORTFOLIO MANAGER
DAVID T. POIESZ

SOLID GROWTH PROSPECTS.

"The equity markets continue to be buoyed by the moderating growth in the economy, which has given the Federal Reserve room to breathe easier and has allowed long-term interest rates to move lower. The Federal budget balancing agreement and tax cuts bode well for a continued solid equity market with the best performing stocks likely being those which exhibit solid earnings growth prospects. We are finding many attractively valued stocks with solid or improving earnings growth prospects, despite the market's high valuation."


[PHOTO]
PORTFOLIO MANAGER
DAVID T. POIESZ


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                          6/30/97        12/31/96
                          -------        --------
Technology                 33%            33%

Health Care                16%            14%

Financial Services         15%            10%

Consumer Staples           13%            19%

Goods and Services         11%            14%

Capital Spending            5%             4%

Energy                      4%             3%

Cash                        3%             3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                         6/30/97
                                         -------
Cisco Systems, Inc.                      2.8%

Pfizer, Inc.                             2.8%

Boeing Co.                               2.7%

Hewlett-Packard Co.                      2.5%

Eli Lilly & Co.                          2.5%

Walt Disney Co.                          2.5%

SmithKline Beecham                       2.5%

Schlumberger Ltd.                        2.4%

Intel Corp.                              2.4%

Bristol-Myers Squibb Co.                 2.2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL GLOBAL PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio got off to a good start in 1997, returning 12.48% for the first six months, in line with the Lipper (VIP) Global Average of 12.50%. It outperformed the Lipper (VIP) Global Average over the past twelve months and five years. The world's major stock markets all posted handsome gains during this period, particularly in the second quarter.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                   SIX        ONE     THREE    FIVE    SINCE
                                  MONTHS     YEAR     YEARS    YEARS INCEPTION*
--------------------------------------------------------------------------------
GLOBAL PORTFOLIO(1)               12.48%    22.12%    15.57%   15.48%  11.34%
--------------------------------------------------------------------------------
LIPPER (VIP) GLOBAL AVG.(2)       12.50%    18.46%    16.14%   13.96%  11.96%
--------------------------------------------------------------------------------
MORGAN STANLEY WORLD INDEX(3)     15.62%    22.81%    17.57%   16.15%  11.39%
--------------------------------------------------------------------------------
GLOBAL PORTFOLIO INCEPTION DATE: 9/19/88.


--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]


$27,282 Lipper (VIP) Global Avg.(2)
$25,703 Morgan Stanley World Index(3)
$25,669 Global Portfolio(1)

88     10000          10000           10000
       10857          10333.9         11142.4
89     11376.7        10968           11259.2
       12900.4        12488.3         13058.2
90     12426.4        12864.3         12121.3
       11235.3        11748.3         10901.2
91     11715.5        12368.1         11598.7
       12515.1        13710.7         12968.9
92     12503.5        13903.2         12158.7
       12086.2        13758           12364.6
93     13740.4        15616.3         14276.9
       17301.8        18172           15224.4
94     16629.7        17761.3         15814.4
       16455.9        17962.4         16074.2
95     18011.1        19098.3         17588.6
       19068.7        20575.1         19500.7
96     21023          22301.4         20929.8
       22823.8        23948.3         22230
97     25668.8        27281.6         25703.2
--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 9/30/88.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GLOBAL AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE MORGAN STANLEY INDEX IS A WEIGHTED INDEX COMPRISED OF APPROXIMATELY 1,500 COMPANIES LISTED ON THE STOCK EXCHANGES OF THE U.S.A., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE COMBINED MARKET CAPITALIZATION OF THESE COMPANIES REPRESENTS APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE STOCK EXCHANGES IN THE COUNTRIES COMPRISING THE WORLD INDEX. THE WORLD INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE WORLD INDEX MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE WORLD INDEX IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF GLOBAL FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
[GRAPH]

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE
This Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.


PERFORMANCE REVIEW.

THE U.S. AND EUROPEAN STOCK MARKETS WERE BUOYANT. In Europe, we emphasized companies that have strong international revenues and companies that can leverage large earnings gains from small increases in sales. Our relatively light holdings in the U.S. were concentrated in technology stocks, which took a stutter-step in the first quarter but finished the half on an upswing.

JAPAN CHANGES COURSE. We had de-emphasized Japan, where stocks fell sharply in the first quarter. We avoided the financial sector, where the worst damage occurred, and were adding domestically-oriented stocks when the Japanese market rebounded. We did exceptionally well in Japan this period, and in the smaller Pacific countries as well.

THE MEXICAN MARKET ROSE SHARPLY. Our investments there also served us well, as its free-market economy strengthened.

STRATEGY SESSION.

GOOD FOR PRODUCTION, NOT FOR SALES. In Europe, we focused on well-managed companies, many of which had recently reorganized to improve productivity. We preferred companies that were selling into the world market, where they could profit from economic acceleration anywhere. European growth has been slow for some time, resulting in high unemployment, which restrained labor costs and domestic sales revenues. So we own companies that produce in Europe and sell primarily elsewhere.

We also look for companies where small increases in sales can produce disproportionate increases in earnings. For example, we like software companies, firms that have been through productivity-increasing reorganizations and manufacturers of telecommunications equipment.

JAPAN'S DOMESTIC MARKET LOOKS UP. We began 1997 underrepresented in Japan, with a strategy there much like our European strategy. But now we expect more domestic economic activity in Japan, where the government appears to be committed to encouraging greater productivity in industries that historically have been protected from competition. Moreover, in part because the yen has declined substantially from its highs, Japanese consumers have been spending less abroad. What's more, Japanese interest rates remain low. These factors all portend greater economic activity. In response, we have shifted our investment focus in Japan to companies that service their domestic market.

PROSPECTING IN LATIN AMERICA. Latin American countries finally are allowing market forces to push their economies ahead. We are currently focusing on Mexico.


OUTLOOK
PORTFOLIO MANAGER
DANIEL J. DUANE

DIFFERENT PATHS FOR JAPAN AND EUROPE.

"Japan's legendary high productivity has historically been concentrated in export-oriented companies, leaving products for the home market quite expensive. The yen has fallen, but the Japanese -- especially those who have traveled -- have gotten a taste of low-priced consumer items. They are ready to spend heavily on domestic goods if the prices are right. New government policies will encourage restructuring of firms that sell to this domestic market. We have seen the benefits of this process elsewhere, and we expect it to provide good opportunities for our growth strategy.

"The European domestic markets are likely to be weakened by resistance to more competitive economic practices. Investors who had been anticipating the benefits of a single large market and a strong single European currency have been shocked by the Socialist election victory in France. We will continue to focus on efficient companies that are not dependent on domestic market growth."


[PHOTO]
PORTFOLIO MANAGER
DANIEL J. DUANE


--------------------------------------------------------------------------------
GEOGRAPHIC ALLOCATION
                         6/30/97       12/31/96
                         -------       --------
Continental Europe         32%            26%

United States              22%            21%

Japan                      19%            14%

United Kingdom             10%            13%

Asia (Ex-Japan)             7%            13%

Mexico                      4%             2%

Australia                   4%             4%

Other                       1%             1%

Cash                        1%             6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS
                                        6/30/97
                                        -------
Hennes & Mauritz                         2.4%

Microsoft Corp.                          2.2%

Carrefour Supermarche                    2.1%

Oracle Corp.                             2.0%

Telecom Italia Mobile                    1.9%

Daibiru Corp.                            1.9%

Nokia                                    1.9%

Vodafone Group                           1.8%

Mattel Inc.                              1.8%

Mobil Corp.                              1.8%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments (amortized cost:
      $669,335,272)............................  $  669,335,272
    Cash.......................................         381,784
    Interest receivable........................       3,360,098
                                                 --------------
      Total Assets.............................     673,077,154
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         694,105
    Accrued expenses...........................         174,067
                                                 --------------
      Total Liabilities........................         868,172
                                                 --------------
  NET ASSETS...................................  $  672,208,982
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      672,209
      Paid-in capital, in excess of par........     671,536,773
                                                 --------------
    Net assets, June 30, 1997..................  $  672,208,982
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 67,220,898 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        10.00
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    18,951,300
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,345,133
    Shareholders' reports......................           57,000
    Accounting fees............................           35,000
    Custodian expense..........................           31,000
    Audit fees.................................            6,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              367
                                                 ---------------
      Total expenses...........................        1,475,500
    Less: custodian fee credit.................          (13,367)
                                                 ---------------
      Net expenses.............................        1,462,133
                                                 ---------------
  NET INVESTMENT INCOME........................       17,489,167
                                                 ---------------
  NET REALIZED GAIN ON INVESTMENTS
    Net realized gain on investments...........            5,235
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    17,494,402
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     17,489,167     $    31,843,235
    Net realized gain on investments.......................................................              5,235               1,246
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         17,494,402          31,844,481
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (17,489,167)        (31,843,235)
    Distributions from net realized capital gains..........................................             (5,235)             (1,246)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (17,494,402)        (31,844,481)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [10,926,600 and 18,464,000 shares, respectively]....................        109,266,000         184,644,000
    Capital stock issued in reinvestment of dividends and distributions [1,749,386 and
     3,184,448 shares, respectively].......................................................         17,493,861          31,844,481
    Capital stock repurchased [(12,331,900) and (16,104,000) shares, respectively].........       (123,319,000)       (161,040,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          3,440,861          55,448,481
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................          3,440,861          55,448,481
  NET ASSETS:
    Beginning of period....................................................................        668,768,121         613,319,640
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    672,208,982     $   668,768,121
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $725,599,146)............................  $  737,275,021
    Cash.......................................       6,037,643
    Receivable for investments sold............      12,476,830
    Interest receivable........................      13,565,437
    Receivable for investments sold short (Note
      2).......................................      12,645,897
    Due from broker -- variation margin........         370,344
                                                 --------------
      Total Assets.............................     782,371,172
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      28,789,283
    Payable to investment adviser..............         742,316
    Accrued expenses...........................         168,503
    Payable for capital stock repurchased......         185,305
    Investments sold short at value (proceeds
      $12,645,897 including accrued interest)
      (Note 2).................................      12,633,936
                                                 --------------
      Total Liabilities........................      42,519,343
                                                 --------------
  NET ASSETS...................................  $  739,851,829
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      659,259
      Paid-in capital, in excess of par........     709,038,810
                                                 --------------
                                                    709,698,069
    Undistributed net investment income........      13,270,064
    Accumulated net realized gains on
      investments..............................       6,720,485
    Net unrealized appreciation on
      investments..............................      10,163,211
                                                 --------------
    Net assets, June 30, 1997..................  $  739,851,829
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 65,925,849 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        11.22
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    27,716,633
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,426,411
    Shareholders' reports......................           57,000
    Accounting fees............................           46,000
    Custodian expense..........................           34,000
    Audit fees.................................            6,000
    Miscellaneous expenses.....................            2,134
    Directors' fees............................            1,000
    Legal fees.................................              200
                                                 ---------------
      Total expenses...........................        1,572,745
    Less: custodian fee credit.................          (16,120)
                                                 ---------------
      Net expenses.............................        1,556,625
                                                 ---------------
  NET INVESTMENT INCOME........................       26,160,008
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        5,842,458
      Futures..................................          900,140
                                                 ---------------
                                                       6,742,598
    Net change in unrealized appreciation on:
      Investments..............................       (2,502,107)
      Futures..................................       (1,524,625)
      Short sales..............................         (223,969)
                                                 ---------------
                                                      (4,250,701)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        2,491,897
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    28,651,905
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     26,160,008     $    46,726,825
    Net realized gain on investments.......................................................          6,742,598           3,227,785
    Net change in unrealized depreciation on investments...................................         (4,250,701)        (18,849,028)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         28,651,905          31,105,582
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (14,947,137)        (44,766,756)
    Distributions from net realized capital gains..........................................         (3,152,774)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (18,099,911)        (44,766,756)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [3,258,442 and 78,594,183 shares, respectively].....................         35,403,359          78,594,183
    Capital stock issued in reinvestment of dividends and distributions [44,766,756 and
     3,793,654 shares, respectively].......................................................         18,099,911          44,766,756
    Capital stock repurchased [(1,233,092) and (3,376,822) shares, respectively]...........        (44,420,016)        (45,319,610)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          9,083,254          78,041,329
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         19,635,248          64,380,155
  NET ASSETS:
    Beginning of period....................................................................        720,216,581         655,836,426
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    739,851,829     $   720,216,581
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $467,809,560)............................  $  483,759,468
    Cash.......................................         542,940
    Interest and dividends receivable..........       9,012,963
                                                 --------------
      Total Assets.............................     493,315,371
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      11,301,815
    Payable to investment adviser..............         670,519
    Accrued expenses...........................         104,754
                                                 --------------
      Total Liabilities........................      12,077,088
                                                 --------------
  NET ASSETS...................................  $  481,238,283
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      591,644
      Paid-in capital, in excess of par........     475,334,869
                                                 --------------
                                                    475,926,513
    Undistributed net investment income........      11,755,861
    Accumulated net realized loss on
      investments..............................     (22,424,456)
    Net unrealized appreciation on
      investments..............................      15,980,365
                                                 --------------
    Net assets, June 30, 1997..................  $  481,238,283
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 59,164,363 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $         8.13
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    22,393,786
    Dividends..................................        1,017,891
                                                 ---------------
                                                      23,411,677
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,228,898
    Accounting fees............................           62,000
    Shareholders' reports......................           35,500
    Custodian expense..........................           19,000
    Audit fees.................................            4,000
    Directors' fees............................            1,400
    Miscellaneous expenses.....................              542
                                                 ---------------
      Total expenses...........................        1,351,340
    Less: custodian fee credit.................           (9,627)
                                                 ---------------
      Net expenses.............................        1,341,713
                                                 ---------------
  NET INVESTMENT INCOME........................       22,069,964
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........         (679,137)
    Net change in unrealized appreciation on
      investments..............................        4,907,581
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        4,228,444
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    26,298,408
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     22,069,964     $    39,424,947
    Net realized loss on investments.......................................................           (679,137)         (1,288,395)
    Net change in unrealized appreciation on investments...................................          4,907,581           4,580,936
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         26,298,408          42,717,488
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................        (10,651,431)        (39,126,995)
    Dividends in excess of net investment income...........................................                 --            (495,859)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS........................................................................        (10,651,431)        (39,622,854)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [7,116,289 and 5,685,336 shares, respectively]......................         56,714,000          45,754,000
    Capital stock issued in reinvestment of dividends and distributions [1,371,101 and
     5,088,084 shares, respectively].......................................................         10,651,431          39,622,854
    Capital stock repurchased [(4,342,720) and (2,919,156) shares, respectively]...........        (34,641,000)        (23,514,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         32,724,431          61,862,854
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         48,371,408          64,957,488
  NET ASSETS:
    Beginning of period....................................................................        432,866,875         367,909,387
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    481,238,283     $   432,866,875
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $1,268,708,983)..........................  $2,113,744,622
    Cash.......................................       3,107,295
    Interest and dividends receivable..........       2,402,793
    Receivable for investments sold............         444,885
                                                 --------------
      Total Assets.............................   2,119,699,595
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       6,910,378
    Payable to investment adviser..............       1,653,442
    Due to broker -- variation margin..........         594,675
    Accrued expenses...........................         355,248
    Payable for capital stock repurchased......          28,300
                                                 --------------
      Total Liabilities........................       9,542,043
                                                 --------------
  NET ASSETS...................................  $2,110,157,552
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      741,409
      Paid-in capital, in excess of par........   1,244,398,338
                                                 --------------
                                                  1,245,139,747
    Undistributed net investment income........       7,742,696
    Accumulated net realized gains on
      investments..............................      12,980,945
    Net unrealized appreciation on
      investments..............................     844,294,164
                                                 --------------
    Net assets, June 30, 1997..................  $2,110,157,552
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 74,140,959 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        28.46
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $136,260 foreign
      withholding tax).........................  $    16,113,847
    Interest...................................        1,804,994
                                                 ---------------
                                                      17,918,841
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,117,991
    Shareholders' reports......................          146,000
    Accounting fees............................           45,000
    Custodian expense..........................           20,000
    Audit fees.................................           15,000
    Directors' fees............................            1,000
    Legal fees.................................              500
    Miscellaneous expenses.....................              308
                                                 ---------------
    Total expenses.............................        3,345,799
                                                 ---------------
  NET INVESTMENT INCOME........................       14,573,042
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        2,389,643
      Futures..................................       11,348,745
                                                 ---------------
                                                      13,738,388
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      311,858,680
      Futures..................................       (1,457,675)
                                                 ---------------
                                                     310,401,005
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      324,139,393
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   338,712,435
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     14,573,042     $    24,969,455
    Net realized gain on investments.......................................................         13,738,388          12,465,185
    Net change in unrealized appreciation on investments...................................        310,401,005         226,522,837
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        338,712,435         263,957,477
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (6,830,346)        (25,100,782)
    Distributions from net realized capital gains..........................................                 --         (17,273,757)
    Distributions in excess of net realized capital gains..................................                 --            (196,333)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (6,830,346)        (42,570,872)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [8,610,505 and 14,156,009 shares, respectively].....................        223,936,307         310,087,550
    Capital stock issued in reinvestment of dividends and distributions [265,759 and
     1,875,670 shares, respectively].......................................................          6,830,346          42,570,872
    Capital stock repurchased [(1,334,717) and (1,109,676) shares, respectively]...........        (33,871,497)        (23,942,788)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        196,895,156         328,715,634
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        528,777,245         550,102,239
  NET ASSETS:
    Beginning of period....................................................................      1,581,380,307       1,031,278,068
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  2,110,157,552     $ 1,581,380,307
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $1,187,577,407)..........................  $1,617,948,092
    Cash.......................................         219,792
    Interest and dividends receivable..........       9,225,734
                                                 --------------
      Total Assets.............................   1,627,393,618
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       1,484,304
    Payable for investments purchased..........         453,942
    Accrued expenses...........................         302,854
                                                 --------------
      Total Liabilities........................       2,241,100
                                                 --------------
  NET ASSETS...................................  $1,625,152,518
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      756,269
      Paid-in capital, in excess of par........   1,147,080,906
                                                 --------------
                                                  1,147,837,175
    Undistributed net investment income........      12,133,848
    Accumulated net realized gains on
      investments..............................      34,810,810
    Net unrealized appreciation on
      investments..............................     430,370,685
                                                 --------------
    Net assets, June 30, 1997..................  $1,625,152,518
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 75,626,899 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        21.49
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $216,981 foreign
      withholding tax).........................  $    22,830,853
    Interest...................................        2,882,586
                                                 ---------------
                                                      25,713,439
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,858,841
    Shareholders' reports......................          116,000
    Accounting fees............................           44,000
    Custodian expense..........................           21,000
    Audit fees.................................           12,000
    Miscellaneous expenses.....................            1,849
    Directors' fees............................            1,000
                                                 ---------------
      Total expenses...........................        3,054,690
    Less: custodian fee credit.................          (14,324)
                                                 ---------------
      Net expenses.............................        3,040,366
                                                 ---------------
  NET INVESTMENT INCOME........................       22,673,073
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       35,096,343
    Net change in unrealized appreciation on
      investments..............................      182,243,487
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      217,339,830
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   240,012,903
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     22,673,073     $    40,888,718
    Net realized gain on investments.......................................................         35,096,343          35,305,154
    Net change in unrealized appreciation on investments...................................        182,243,487         167,448,548
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        240,012,903         243,642,420
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (10,675,085)        (49,702,706)
    Distributions from net realized capital gains..........................................         (6,001,320)        (35,958,853)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (16,676,405)        (85,661,559)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [3,042,189 and 3,768,657 shares, respectively]......................         59,734,000          65,526,000
    Capital stock issued in reinvestment of dividends and distributions [878,273 and
     4,848,028 shares, respectively].......................................................         16,676,405          85,661,559
    Capital stock repurchased [(1,955,785) and (3,172,162) shares, respectively]...........        (38,069,000)        (55,657,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         38,341,405          95,530,559
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        261,677,903         253,511,420
  NET ASSETS:
    Beginning of period....................................................................      1,363,474,615       1,109,963,195
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  1,625,152,518     $ 1,363,474,615
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $4,019,334,597)..........................  $5,475,604,129
    Cash.......................................          43,403
    Interest and dividends receivable..........      16,929,818
    Receivable for investments sold............       1,265,084
                                                 --------------
      Total Assets.............................   5,493,842,434
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       5,848,344
    Payable for investments purchased..........       1,999,419
    Accrued expenses...........................       1,503,636
    Payable for capital stock repurchased......         132,677
                                                 --------------
      Total Liabilities........................       9,484,076
                                                 --------------
  NET ASSETS...................................  $5,484,358,358
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,818,344
      Paid-in capital, in excess of par........   3,788,111,645
                                                 --------------
                                                  3,789,929,989
    Undistributed net investment income........      36,433,895
    Accumulated net realized gains on
      investments..............................     201,724,710
    Net unrealized appreciation on investments
      and foreign currencies...................   1,456,269,764
                                                 --------------
    Net assets, June 30, 1997..................  $5,484,358,358
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 181,834,408 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        30.16
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $875,560 foreign
      withholding tax).........................  $    42,293,442
    Interest...................................       32,868,910
                                                 ---------------
                                                      75,162,352
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       11,330,858
    Shareholders' reports......................          408,000
    Custodian expense..........................           60,000
    Accounting fees............................           44,000
    Audit fees.................................           43,000
    Legal fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              855
                                                 ---------------
      Total expenses...........................       11,889,713
    Less: custodian fee credit.................          (48,908)
                                                 ---------------
      Net expenses.............................       11,840,805
                                                 ---------------
  NET INVESTMENT INCOME........................       63,321,547
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................      201,724,710
      Foreign currencies.......................           81,727
                                                 ---------------
                                                     201,806,437
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      374,264,366
      Foreign currencies.......................              233
                                                 ---------------
                                                     374,264,599
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      576,071,036
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   639,392,583
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     63,321,547     $   108,378,560
    Net realized gain on investments and foreign currencies................................        201,806,437         344,149,867
    Net change in unrealized appreciation on investments and foreign currencies............        374,264,599         282,410,872
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        639,392,583         734,939,299
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (30,209,733)       (107,745,221)
    Distributions from net realized capital gains..........................................        (32,529,334)       (422,203,368)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (62,739,067)       (529,948,589)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [5,382,381 and 13,547,538 shares, respectively].....................        153,065,406         368,210,773
    Capital stock issued in reinvestment of dividends and distributions [2,253,344 and
     20,011,095 shares, respectively]......................................................         62,739,067         529,948,589
    Capital stock repurchased [(4,328,618) and (3,776,507) shares, respectively]...........       (122,068,707)       (102,985,123)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         93,735,766         795,174,239
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        670,389,282       1,000,164,949
  NET ASSETS:
    Beginning of period....................................................................      4,813,969,076       3,813,804,127
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  5,484,358,358     $ 4,813,969,076
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $270,422,944)............................  $  333,722,142
    Cash.......................................             975
    Receivable for investments sold............       2,345,051
    Interest and dividends receivable..........         228,584
                                                 --------------
      Total Assets.............................     336,296,752
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       3,748,039
    Payable to investment adviser..............         436,713
    Accrued expenses...........................          52,156
                                                 --------------
      Total Liabilities........................       4,236,908
                                                 --------------
  NET ASSETS...................................  $  332,059,844
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      198,412
      Paid-in capital, in excess of par........     265,267,991
                                                 --------------
                                                    265,466,403
    Undistributed net investment income........         225,423
    Accumulated net realized gains on
      investments..............................       3,068,820
    Net unrealized appreciation on
      investments..............................      63,299,198
                                                 --------------
    Net assets, June 30, 1997..................  $  332,059,844
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 19,841,223 outstanding shares of
      common stock (authorized 40,000,000
      shares)..................................  $        16.74
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $45,970 foreign
      withholding tax).........................  $     1,108,513
    Interest...................................          242,474
                                                 ---------------
                                                       1,350,987
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          802,523
    Accounting fees............................           26,000
    Shareholders' reports......................           22,000
    Custodian expense..........................            9,000
    Audit fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              976
    Legal fees.................................              100
                                                 ---------------
      Total expenses...........................          863,599
    Less: custodian fee credit.................           (2,623)
                                                 ---------------
      Net expenses.............................          860,976
                                                 ---------------
  NET INVESTMENT INCOME........................          490,011
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........        6,161,331
    Net change in unrealized appreciation on
      investments..............................       37,641,354
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       43,802,685
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    44,292,696
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        490,011     $       270,664
    Net realized gain (loss) on investments................................................          6,161,331          (3,092,511)
    Net change in unrealized appreciation on investments...................................         37,641,354          21,613,425
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         44,292,696          18,791,578
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................           (327,375)           (373,490)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,494,205 and 11,292,685 shares, respectively].....................         68,616,000         151,529,000
    Capital stock issued in reinvestment of dividends and distributions [21,913 and 27,287
     shares, respectively].................................................................            327,375             373,490
    Capital stock repurchased [(491,424) and (531,868) shares, respectively]...............         (7,392,000)         (6,868,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         61,551,375         145,034,490
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        105,516,696         163,452,578
  NET ASSETS:
    Beginning of period....................................................................        226,543,148          63,090,570
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    332,059,844     $   226,543,148
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $507,170,994)............................  $  671,065,239
    Foreign currency, at value (cost:
      $20,224,553).............................      20,126,806
    Receivable for investments sold............       2,131,929
    Forward currency contracts -- amount
      receivable from counterparties...........       1,203,237
    Receivable for capital stock sold..........         980,462
    Dividends and interest receivable..........         898,858
    Other assets...............................         561,757
                                                 --------------
      Total Assets.............................     696,968,288
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      17,354,835
    Payable to investment adviser..............       1,180,769
    Bank overdraft.............................         406,525
    Accrued expenses...........................         318,650
    Payable for capital stock repurchased......          82,000
                                                 --------------
      Total Liabilities........................      19,342,779
                                                 --------------
  NET ASSETS...................................  $  677,625,509
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      339,602
      Paid-in capital, in excess of par........     492,739,762
                                                 --------------
                                                    493,079,364
    Undistributed net investment income........       3,621,935
    Accumulated net realized gain on
      investments..............................      15,858,079
    Net unrealized appreciation on investments
      and foreign currencies...................     165,066,131
                                                 --------------
    Net assets, June 30, 1997..................  $  677,625,509
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 33,960,199 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        19.95
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $497,908 foreign
      withholding tax).........................  $     4,955,891
    Interest...................................          331,992
                                                 ---------------
                                                       5,287,883
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,270,416
    Custodian expense..........................          215,000
    Accounting fees............................          106,000
    Shareholders' reports......................           65,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              996
    Legal fees.................................              200
                                                 ---------------
    Total expenses.............................        2,662,612
                                                 ---------------
  NET INVESTMENT INCOME........................        2,625,271
                                                 ---------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................       15,860,036
      Foreign currencies.......................          659,433
                                                 ---------------
                                                      16,519,469
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       53,284,579
      Foreign currencies.......................          557,953
                                                 ---------------
                                                      53,842,532
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       70,362,001
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    72,987,272
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,625,271     $     3,109,922
    Net realized gain on investments and foreign currencies................................         16,519,469          19,772,496
    Net change in unrealized appreciation on investments and foreign currencies............         53,842,532          65,301,446
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         72,987,272          88,183,864
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,190,321)         (3,109,922)
    Distributions from net realized capital gains..........................................         (1,184,014)        (19,019,488)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (2,374,335)        (22,129,410)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [2,999,930 and 7,307,979 shares, respectively]......................         55,082,123         123,508,873
    Capital stock issued in reinvestment of dividends and distributions [131,150 and
     1,310,966 shares, respectively].......................................................          2,374,335          22,129,410
    Capital stock repurchased [(1,690,535) and (1,820,909) shares, respectively]...........        (31,073,925)        (30,587,232)
    Initial capitalization repurchased [0 and (36,088) shares, respectively]...............                  0            (575,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         26,382,533         114,476,051
                                                                                             ------------------  -------------------
    TOTAL INCREASE IN NET ASSETS...........................................................         96,995,470         180,530,505
  NET ASSETS:
    Beginning of period....................................................................        580,630,039         400,099,534
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    677,625,509     $   580,630,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
COMMERCIAL PAPER -- 53.7%
  AC Acquisition Holding Co.......................   5.58%   08/19/97  $   3,217  $    3,192,567
  American Home Products Corp.....................   5.60%   07/14/97      2,000       1,995,956
  American Honda Finance Corp.....................   5.63%   07/24/97      4,592       4,575,483
  American Honda Finance Corp.....................   5.63%   08/25/97     11,000      10,905,385
  American Honda Finance Corp.....................   5.65%   07/28/97      1,395       1,389,089
  American Honda Finance Corp.....................   5.65%   08/12/97      3,000       2,980,225
  Aristar, Inc....................................   5.63%   07/01/97      4,354       4,354,000
  Aristar, Inc....................................   5.66%   07/07/97      1,365       1,363,712
  Associates Corp. of North America...............   5.55%   07/03/97      6,000       5,998,150
  Associates Corp. of North America...............   6.19%   07/01/97     17,000      17,000,000
  Bank of Montreal................................   5.53%   07/07/97      9,000       8,991,705
  Barton Capital Corp.............................   5.65%   08/15/97      7,126       7,075,673
  Bear, Stearns Cos., Inc.........................   5.57%   07/07/97      8,000       7,992,573
  Chrysler Financial Corp.........................   5.70%   08/21/97     20,000      19,838,500
  CIT Group Holdings, Inc.........................   5.54%   07/07/97     26,000      25,975,993
  Citicorp........................................   5.70%   07/10/97     10,000       9,985,750
  Coca Cola Enterprises, Inc......................   5.59%   08/04/97      2,000       1,989,441
  Coca Cola Enterprises, Inc......................   5.66%   08/13/97      1,761       1,749,095
  Corestates Capital Corp. (a)....................   5.63%   12/19/97      2,000       2,000,000
  Countrywide Home Loan, Inc......................   5.60%   08/07/97      5,000       4,971,222
  Eiger Capital Corp..............................   5.60%   07/22/97      4,018       4,004,874
  Falcon Asset Securitization Corp................   5.60%   07/10/97      3,345       3,340,317
  Falcon Asset Securitization Corp................   5.60%   08/22/97      2,875       2,851,744
  Finova Capital Corp. (a)........................   5.60%   07/09/97      2,000       1,997,511
  Finova Capital Corp. (a)........................   5.65%   07/25/97      5,000       4,981,167
  Finova Capital Corp. (a)........................   5.71%   07/15/97      5,000       4,988,897
  Ford Motor Credit Co............................   5.55%   07/09/97     31,000      30,961,767
  General Electric Capital Corp...................   5.75%   10/27/97     20,000      19,623,056
  General Motors Acceptance Corp..................   5.82%   11/07/97      1,320       1,292,471
  General Motors Acceptance Corp..................   5.84%   10/20/97      2,300       2,258,585
  GTE Funding, Inc................................   5.55%   07/07/97      1,122       1,120,962
  GTE Funding, Inc................................   5.59%   07/23/97      1,000         996,584
  GTE Corp........................................   5.61%   07/22/97      4,000       3,986,910
  ITT Hartford Group, Inc.........................   5.57%   07/01/97      8,390       8,390,000
  John Deere Capital Corp.........................   5.54%   07/09/97      2,000       1,997,538
  Johnson Controls, Inc...........................   5.63%   07/14/97      1,000         997,967
  Lehman Brothers Holdings, Inc...................   5.75%   07/02/97      9,000       8,998,562
  Lehman Brothers Holdings, Inc...................   6.40%   07/01/97      3,055       3,055,000
  MCI Communications Corp.........................   5.45%   07/07/97      3,960       3,956,403
  MCI Communications Corp.........................   5.54%   07/07/97      6,000       5,994,460
  Mitsubishi International Corp...................   5.60%   07/16/97      1,000         997,667
  National Bank of Canada.........................   5.41%   07/07/97      8,000       7,992,787
  Nationwide Building Society.....................   5.57%   07/07/97      5,000       4,995,358
  Newell Co.......................................   5.60%   08/20/97      2,000       1,984,444
  NYNEX Credit Co.................................   5.60%   07/21/97        792         789,536
  NYNEX Corp......................................   6.30%   07/01/97      3,238       3,238,000
  Preferred Receivables Funding Corp..............   5.57%   07/08/97      5,000       4,994,585
  Sears Roebuck Acceptance Corp...................   6.20%   07/01/97      6,000       6,000,000
  Short Term Card Account Trust 1996-1 (a)........   5.50%   01/15/98     24,000      24,000,000
  Short Term Repackaged Asset Trust (a)...........   6.03%   12/15/97      9,000       8,999,119
  Smith Barney, Inc...............................   5.55%   07/07/97      5,000       4,995,375
  UBS Finance Corp................................   6.20%   07/01/97     20,000      20,000,000
  WCP Funding, Inc................................   5.60%   07/14/97     12,000      11,975,733
                                                                                  --------------
                                                                                     361,081,898
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
OTHER CORPORATE OBLIGATIONS -- 22.6%
  Abbey National Treasury Services, PLC...........   5.60%   11/26/97  $  10,000  $    9,995,905
  American General Finance Corp...................   6.10%   10/01/97      4,250       4,259,018
  American General Finance Corp...................   6.32%   03/02/98      2,700       2,720,101
  Beneficial Corp., M.T.N. (a)....................   5.50%   08/05/97      9,000       9,000,550
  Capital Equipment Receivable Trust..............   5.58%   10/15/97        944         944,396
  Capital Equipment Receivable Trust..............   5.60%   10/15/97      1,322       1,322,067
  Chrysler Financial Corp.........................   6.01%   10/15/97      5,000       4,989,712
  CIT Group Holdings, Inc.........................   6.16%   04/15/98      2,000       2,038,869
  Countrywide Home Loan, Inc......................   5.73%   07/08/97      9,475       9,475,000
  Ford Motor Credit Co............................   6.14%   07/21/97        500         500,082
  General Motors Acceptance Corp..................   5.61%   07/10/97      5,000       5,001,385
  General Motors Acceptance Corp..................   5.81%   10/08/97      1,000         999,815
  General Motors Acceptance Corp. (a).............   5.56%   02/02/98     11,000      10,997,621
  General Motors Acceptance Corp. (a).............   5.78%   02/02/98      2,000       2,003,264
  Goldman Sachs Group, L.P., M.T.N. (a)...........   5.62%   06/29/98     30,000      30,000,000
  Hertz Corp......................................   6.31%   02/02/98      2,000       2,022,097
  Household Finance Corp..........................   6.10%   10/15/97      1,000       1,000,412
  International Lease Finance Corp. (a)...........   5.56%   10/15/97      1,000       1,001,077
  International Lease Finance Corp. (a)...........   5.53%   10/15/97      3,000       3,003,447
  Merrill Lynch & Co., Inc., M.T.N. (a)...........   5.44%   10/01/97      5,000       4,999,632
  Merrill Lynch & Co., Inc., M.T.N. (a)...........   5.44%   10/16/97      3,000       3,000,270
  Morgan Stanley Group, Inc. (a)..................   3.41%   07/15/98      4,000       4,000,000
  Morgan Stanley Group, Inc. (a)..................   3.53%   06/15/98      5,000       5,000,000
  Morgan Stanley Group, Inc. (a)..................   3.59%   06/15/98      2,000       2,000,000
  PNC Student Loan Trust 1 1997-2 (a).............   5.63%   07/20/98     10,000      10,000,000
  SMM Trust Notes 1997-Q..........................   5.68%   01/15/98     20,000      20,000,000
  Transamerica Finance Corp.......................   6.14%   08/15/97      1,750       1,751,225
                                                                                  --------------
                                                                                     152,025,945
                                                                                  --------------
TIME DEPOSIT - EURODOLLAR -- 1.0%
  First National Bank of Chicago..................   6.25%   07/01/97      6,762       6,762,000
                                                                                  --------------
BANK NOTES -- 7.0%
  American Express Centurion Bank (a).............   5.37%   10/09/97      1,000         999,973
  American Express Centurion Bank (a).............   5.41%   12/09/97      3,000       3,000,000
  American Express Centurion Bank (a).............   5.52%   10/24/97      2,000       2,000,323
  American Express Centurion Bank (a).............   5.61%   12/22/97      1,000         999,953
  Comerica Bank of Detroit (a)....................   5.40%   02/11/98      9,000       8,996,248
  Comerica Bank of Detroit (a)....................   5.40%   02/05/98      2,000       1,999,246
  First Bank, N.A., Minneapolis (a)...............   5.35%   10/24/97      2,000       1,999,564
  First Bank, N.A., Minneapolis (a)...............   5.40%   04/10/98      4,000       3,998,793
  First Bank, N.A., Minneapolis (a)...............   5.59%   10/15/97      4,000       4,000,000
  Key Bank, N.A. (a)..............................   5.63%   08/21/97      4,000       3,999,881
  Morgan Guaranty Trust Co. (a)...................   5.45%   11/14/97      4,000       3,998,913
  National Australia Bank, Ltd....................   5.63%   10/03/97      1,000       1,000,147
  Wachovia Bank, N.A..............................   6.14%   06/01/98     10,000      10,000,000
                                                                                  --------------
                                                                                      46,993,041
                                                                                  --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.3%
  Corestates Bank, N.A. (a).......................   5.58%   12/18/97      1,000         999,789
  Corestates Bank, N.A. (a).......................   5.53%   01/23/98      1,000       1,000,000
                                                                                  --------------
                                                                                       1,999,789
                                                                                  --------------
CERTIFICATE OF DEPOSIT-EURODOLLAR -- 2.7%
  Bayerische Landesbank Girozentrate..............   5.48%   07/07/97      2,000       2,000,004
  Berliner Handels -- UND Frankfurter Bank........   5.61%   08/11/97      6,000       6,000,067
  Berliner Handels -- UND Frankfurter Bank........   5.71%   07/21/97      1,000       1,000,005
  Deutsche Bank...................................   5.54%   07/02/97      8,000       8,000,000
  Toronto Dominion Bank...........................   5.48%   07/07/97      1,000         999,996
                                                                                  --------------
                                                                                      18,000,072
                                                                                  --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 12.3%
  ABN-Amro Bank...................................  5.975%   12/23/97      2,500       2,495,230
  Commerzbank.....................................   6.11%   05/27/98      8,000       7,997,583

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Creditanstalt Bankverein........................   5.56%   07/07/97  $  10,000  $   10,000,008
  Deutsche Bank...................................   5.60%   07/08/97      1,000       1,000,042
  Landesbank Hessen-Thuringen Girozentrale........   6.00%   06/19/98     10,000       9,994,454
  Landesbank Hessen-Thuringen Girozentrale........   6.25%   04/01/98     10,000       9,991,333
  National Westminister Bank, PLC.................   6.11%   05/26/98      5,000       4,997,850
  Royal Bank of Canada............................   5.97%   06/17/98      5,000       4,997,242
  Societe Generale................................   5.70%   12/22/97     14,000      14,003,220
  Societe Generale................................   6.04%   06/16/98     10,000       9,997,252
  Societe Generale................................   6.25%   05/06/98      2,000       1,998,996
  Swiss Bank Corp.................................   6.00%   03/19/98      5,000       4,999,317
                                                                                  --------------
                                                                                      82,472,527
                                                                                  --------------
TOTAL INVESTMENTS -- 99.6%
  (amortized cost: $669,335,272; (b))...........................................     669,335,272
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%...................................       2,873,710
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  672,208,982
                                                                                  --------------
                                                                                  --------------

    The following abbreviations are used in portfolio descriptions:
        AG  Aktiengesellschaft (West German Stock Company)
    M.T.N.  Medium Term Note
    PLC     Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1997.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1997 was as follows:

Commercial Bank                                    35.3%
Short Term Business Credit                         14.7%
Personal Credit                                    13.2%
SEC Brokers/Dealers                                10.7%
Asset backed                                        8.1%
Fire Insurance                                      4.7%
Mortgage Banker                                     3.3%
Phone Communication                                 2.9%
Home Loans                                          2.1%
BHC U.S.                                            1.7%
Pharmaceutical                                      0.8%
Equipment Rental & Leasing                          0.6%
Chemical & Allied Products                          0.6%
Metal Cans                                          0.3%
Auto Rental & Leasing                               0.3%
Regulation Controls                                 0.2%
Commodity Trading Firms                             0.1%
                                            ------------
                                                   99.6%
Other assets in excess of liabilities               0.4%
                                            ------------
                                                  100.0%
                                            ------------
                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.6%
                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
                                                       RATING      RATE      DATE      (000)       (NOTE 2)
LONG-TERM BONDS

                                                    ------------  ------   --------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.3%
  Agco Corp.,.....................................      Ba1        8.50%   03/15/06  $   2,250  $    2,307,803
                                                                                                --------------
AIRLINES -- 5.0%
  Boeing Co.,.....................................       A1        8.75%   08/15/21      6,250       7,211,938
  Delta Air Lines, Inc., M.T.N....................      Baa3       7.79%   12/01/98      1,000       1,019,570
  Delta Air Lines, Inc., M.T.N....................      Baa3       8.38%   06/12/98      2,000       2,036,500
  Delta Air Lines, Inc.,..........................      Baa3      9.875%   05/15/00      6,000       6,466,560
  United Air Lines, Inc.,.........................      Baa3       9.75%   08/15/21      4,500       5,372,910
  United Air Lines, Inc.,.........................      Baa3      10.67%   05/01/04      7,000       8,217,440
  United Air Lines, Inc.,.........................      Baa3      11.21%   05/01/14      5,000       6,545,950
                                                                                                --------------
                                                                                                    36,870,868
                                                                                                --------------
BANKS AND SAVINGS & LOANS -- 6.7%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N., (Columbia)............................      Baa3      8.625%   06/02/00      2,000       2,065,000
  Banco Ganadero, SA, M.T.N., (Colombia),.........      Baa3       9.75%   08/26/99      4,100       4,294,750
  Bangkok Bank, (Thailand)........................       A3       8.375%   01/15/27     12,000      11,454,000
  Chase Manhattan Corp.,..........................       A1        8.00%   06/05/99      2,000       2,057,960
  Chemical Bank,..................................      Aa3       6.625%   08/15/05      2,000       1,934,940
  Compass Trust Bank,.............................       A3        8.23%   01/15/27      4,500       4,451,872
  First Tennessee National Corp., B.A.,...........       A3        8.07%   01/06/27      4,500       4,382,887
  Kansallis-Osake Pankki, N.Y., (Finland).........       A3        8.65%   12/29/49      5,000       5,187,500
  Kansallis-Osake Pankki, N.Y., (Finland).........       A3       10.00%   05/01/02      5,000       5,607,250
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1       7.50%   03/29/49      5,000       4,975,000
  Svenska Handelsbank, (Sweden)...................       A1       7.125%   03/29/49      3,500       3,433,500
                                                                                                --------------
                                                                                                    49,844,659
                                                                                                --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.6%
  Rogers Cablesystems, Inc........................      Ba3       10.00%   03/15/05      4,000       4,320,000
                                                                                                --------------
COMPUTERS -- 1.0%
  Seagate Technology, Inc.,.......................      Baa3       7.45%   03/01/37      5,000       5,023,800
  Digital Equipment Corp.,........................      Ba1       7.125%   10/15/02      2,800       2,741,788
                                                                                                --------------
                                                                                                     7,765,588
                                                                                                --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.4%
  RJR Nabico, Inc.................................      Baa3       8.25%   07/01/04      3,000       2,985,000
                                                                                                --------------
FINANCIAL SERVICES -- 25.0%
  Advanta Mortgage Loan Trust, Ser. 1994-3........      Aaa        8.49%   01/25/26      8,500       8,879,844
  American General Finance, Inc.,.................       A1       8.125%   03/15/46     15,000      15,097,050
  Aon Capital Trust,..............................       A3       8.205%   01/01/27      9,000       9,235,980
  Aristar, Inc.,..................................       A3        5.75%   07/15/98      2,000       1,992,540
  Aristar, Inc.,..................................      Baa1       7.50%   07/01/99      2,000       2,039,240
  Arkwright Corp.,................................      Baa3      9.625%   08/15/26      5,000       5,494,500
  Chrysler Financial Corp.,.......................       A3        9.50%   12/15/99      5,000       5,335,850
  Conseco, Inc.,..................................      Ba2        8.70%   11/15/26      1,500       1,535,235
  Conseco, Inc.,..................................      Ba2       8.796%   04/01/27     14,000      14,260,120
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa3       7.00%   06/15/00      9,000       9,063,090
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2      7.875%   03/15/98      5,000       5,056,450
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       8.75%   12/15/99      3,000       3,143,430
  Ford Motor Credit Co.,..........................       A1        5.75%   01/25/01      4,000       3,880,640
  Ford Motor Credit Co.,..........................       A1        6.25%   02/26/98      3,000       3,004,230
  General Motors Acceptance Corp.,................       A3        8.40%   10/15/99      3,700       3,852,625
  Green Tree Financial Corp.,.....................       NR        7.90%   03/15/28      7,694       7,827,443
  J.P. Morgan & Co., Inc.,........................      Aa2        7.54%   01/15/27      4,000       3,827,080
  Liberty Mutual Insurance Co.,...................       A2        8.20%   05/04/07      8,250       8,787,982
  Lumbermens Mutual Casualty Co.,.................      Baa1       9.15%   07/01/26      5,000       5,466,025
  Nationwide CSN Trust,...........................       A1       9.875%   02/15/25      5,000       5,501,350
  Polysindo Int'l. Finance Co., (Netherlands).....      Ba3       11.375%  06/15/06      4,000       4,405,000
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................      Ba1        9.75%   04/15/01      5,750       6,239,670
  Reliastar Financial Corp.,......................       A3       6.625%   09/15/03      5,000       4,901,300
  Riggs National Corp.,...........................      Baa3      8.875%   03/15/27      2,200       2,233,000
  Salomon, Inc.,..................................      Baa1       6.50%   03/01/00     10,000       9,949,600
  Salomon, Inc.,..................................      Baa1       6.59%   02/21/01     10,000       9,883,900
  Salomon, Inc.,..................................      Baa1       7.25%   05/01/01      2,250       2,276,100
  SunAmerica, Inc.,...............................      Baa1       6.20%   10/31/99      5,000       4,960,400
  Union Planters Corp.,...........................      Baa1       8.20%   12/15/26      5,000       4,893,100
  Vesta Insurance Group,..........................      Baa3      8.525%   01/15/27     12,000      12,228,000
                                                                                                --------------
                                                                                                   185,250,774
                                                                                                --------------
FOREST PRODUCTS -- 0.8%
  Westvaco Corp.,.................................       A1        9.75%   06/15/20      5,000       6,153,350
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS(CONTINUED)                             RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
INDUSTRIAL -- 0.4%
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR       7.375%   12/08/03  $   3,000  $    2,940,000
                                                                                                --------------
MEDIA -- 15.6%
  Grupo Televisa, SA, (Mexico)....................      Ba3        Zero    05/15/08      6,500       4,550,000
  Impsat Corp.....................................       B2       12.125%  07/15/03      3,000       3,217,500
  McLeod, Inc.....................................       B3        Zero    03/01/07      5,000       3,187,500
  News America Holdings, Inc.,....................      Baa3       7.50%   03/01/00      6,000       6,119,160
  News America Holdings, Inc.,....................      Baa3       7.75%   12/01/45      7,000       6,552,070
  Paramount Communications, Inc.,.................      Ba2        7.50%   01/15/02      5,000       5,009,200
  TCI Communications, Inc.,.......................      Ba1       6.875%   02/15/06     10,000       9,458,300
  TCI Communications, Inc.,.......................      Ba1        8.75%   08/01/15     15,000      15,721,500
  Tele-Communications, Inc.,......................      Ba1       7.875%   08/01/13        800         781,080
  Tele-Communications, Inc.,......................      Ba1       10.125%  04/15/22      6,300       7,363,377
  Time Warner, Inc.,..............................      Ba1        7.75%   06/15/05      9,800       9,959,250
  Time Warner, Inc.,..............................      Ba1        8.18%   08/15/07      4,000       4,164,440
  Time Warner, Inc.,..............................      Baa1      8.375%   07/15/33      6,000       6,126,660
  Turner Broadcasting System, Inc.,...............      Ba1        7.40%   02/01/04     13,500      13,533,750
  Viacom, Inc.,...................................      Ba2        7.75%   06/01/05      5,000       4,962,150
  Total Access Communications, (Thailand).........      Ba1       8.375%   11/04/06     15,000      14,671,050
                                                                                                --------------
                                                                                                   115,376,987
                                                                                                --------------
MISCELLANEOUS -- 2.4%
  International Bank for Reconstruction and
    Development,..................................      Aaa       12.375%  10/15/02        750         939,113
  Reliance Industries, Ltd.,......................      Baa3      10.375%  06/24/16      7,000       7,857,500
  Reliance Industries, Ltd.,......................      Baa3      10.50%   08/06/46      8,000       9,010,000
                                                                                                --------------
                                                                                                    17,806,613
                                                                                                --------------
MISCELLANEOUS CONSUMER GROWTH -- 0.4%
  Whitman Corp.,..................................      Baa2       7.50%   08/15/01      3,000       3,051,360
                                                                                                --------------
OFFICE EQUIPMENT -- 0.8%
  Xerox Corp.,....................................       A2        8.00%   02/01/27      6,250       6,250,000
                                                                                                --------------
OIL & GAS -- 2.9%
  B.J. Services Co.,..............................      Baa3       7.00%   02/01/06      5,000       4,905,000
  Occidental Petroleum Corp.,.....................      Baa2      10.125%  11/15/01      5,000       5,608,250
  Occidental Petroleum Corp.,.....................      Baa2      11.125%  08/01/10      5,000       6,572,850
  Parker & Parsley Petroleum Co.,.................      Baa3       8.25%   08/15/07      4,000       4,192,600
                                                                                                --------------
                                                                                                    21,278,700
                                                                                                --------------
RAILROADS -- 1.8%
  CSX Corp.,......................................      Baa2       7.95%   05/01/27      3,000       3,099,750
  Norfolk Southern Corp.,.........................      Baa1       7.80%   05/15/27     10,000      10,295,000
                                                                                                --------------
                                                                                                    13,394,750
                                                                                                --------------
RESTAURANTS -- 1.2%
  Darden Restaurants, Inc.,.......................      Baa1      7.125%   02/01/16     10,000       8,869,900
                                                                                                --------------
RETAIL -- 3.4%
  Federated Department Stores, Inc.,..............      Baa2      8.125%   10/15/02      6,250       6,524,500
  Federated Department Stores, Inc.,..............      Baa2       8.50%   06/15/03     11,800      12,520,036
  Kmart Corp.,....................................      Ba3        9.80%   06/15/98      2,000       2,030,000
  Rite Aid Corp.,.................................       A3        6.70%   12/15/01      4,000       3,948,500
                                                                                                --------------
                                                                                                    25,023,036
                                                                                                --------------
UTILITIES -- 5.0%
  Arkla, Inc., M.T.N..............................      Baa3       9.32%   12/18/00      2,000       2,116,940
  Cleveland Electric Illuminating Company,........      Ba2        7.67%   07/01/04      5,000       5,018,750
  Cleveland Electric Illuminating Company,........      Ba2        7.19%   07/01/00      4,000       4,014,160
  Commonwealth Edison Co.,........................      Baa       7.625%   01/15/07      7,525       7,544,113
  El Paso Electric Company,.......................      Ba3        9.40%   05/01/11      4,000       4,354,840
  Pennsylvania Power & Light Co.,.................       A3       9.375%   07/01/21      1,150       1,273,694
  Quezon Power, (Philippines).....................      Ba1        8.86%   06/15/17      8,000       8,000,000
  Transco Energy Co.,.............................      Baa2      9.375%   08/15/01      4,000       4,353,360
                                                                                                --------------
                                                                                                    36,675,857
                                                                                                --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.7%
  Federal Farm Credit Bank,.......................                 8.65%   10/01/99        150         157,266
  Resolution Funding Corp.,.......................                 Zero    10/15/15     17,100       4,731,741
  Resolution Funding Corp.,.......................                8.125%   10/15/19        700         785,750
  Resolution Funding Corp.,.......................                8.625%   01/15/21        200         236,500
  United States Treasury Notes, (c)...............                6.125%   07/31/00     10,000       9,965,600
  United States Treasury Notes,...................                 6.25%   01/31/02      2,500       2,486,325
  United States Treasury Notes,...................                 6.50%   11/15/26      8,400       8,056,104

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS(CONTINUED)                             RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  United States Treasury Notes,...................                6.625%   06/30/01  $   7,430  $    7,499,619
  United States Treasury Notes,...................                12.50%   08/15/14      5,500       8,087,585
                                                                                                --------------
                                                                                                    42,006,490
                                                                                                --------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES -- 4.3%
  Federal National Mortgage Association,..........                 Zero    07/24/06      9,000       4,893,750
                                                                           10/01/16
                                                                              -
  Federal National Mortgage Association,..........                 9.00%   09/01/21        569         601,372
                                                                           05/20/02
                                                                              -
  Government National Mortgage Association,.......                 7.50%   02/15/26     25,641      26,044,941
                                                                                                --------------
                                                                                                    31,540,063
                                                                                                --------------
FOREIGN GOVERNMENT BONDS -- 14.9%
  City of St. Petersburg, (Russia)................       NR        9.50%   06/18/02      5,000       5,000,000
  Republic of Argentina, (Argentina)..............       B1        6.75%   03/31/05     10,780       9,318,596
  Republic of Colombia, (Columbia)................      Baa3       8.00%   06/14/01      1,600       1,626,432
  Republic of Colombia, (Columbia)................      Baa3       8.75%   10/06/99      3,500       3,660,545
  Republic of Panama, (Panama)....................      Ba1        3.50% (a) 07/17/14     8,000      6,170,000
  Republic of Panama, (Panama)....................      Ba1       7.875% (a) 02/13/02    11,000     10,931,250
  Republic of Philippines, (Philippines)..........      Ba1        8.60%   06/15/27     10,000       9,835,200
  Republic of Poland, (Poland)....................      Baa3       4.00% (a) 10/27/14    11,000      9,391,250
  Republic of South Africa, (South Africa)........      Baa3       8.50%   06/23/17      6,500       6,467,500
  Republic of Venezuela, (Venezuela)..............      Ba2        6.75% (a) 12/18/07    17,000     15,767,500
  Rio De Janeiro, (Brazil)........................       B1       10.375%  07/12/99      5,000       5,206,250
  Russian Ministry of Finance, (Russia),..........      Ba2       10.00%   06/26/07      9,000       8,968,500
  United Mexican States, (Mexico).................      Baa3      7.875%   08/06/01     12,000      12,019,200
  United Mexican States, (Mexico).................      Ba2       11.50%   05/15/26      5,000       5,710,000
                                                                                                --------------
                                                                                                   110,072,223
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $718,108,146).........................................................................     729,784,021
                                                                                                --------------

SHORT-TERM INVESTMENT -- 1.0%
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account..............                 5.88%   07/01/97      7,491       7,491,000
                                                                                                --------------
    (cost $7,491,000; Note 5)
TOTAL INVESTMENTS BEFORE SHORT SALES -- 99.7%
    (cost $725,599,146; Note 6)...............................................................     737,275,021
                                                                                                --------------
INVESTMENTS SOLD SHORT -- (1.7)%
  United States Treasury Bond,....................                6.625%   05/15/07      7,950      (8,015,826)
  United States Treasury Bond,....................                6.625%   06,30/02      1,500      (1,491,090)
  United States Treasury Bond,....................                 7.25%   05/15/04      3,000      (3,127,020)
                                                                                                --------------
    (proceeds $12,645,897; Note 2)............................................................     (12,633,936)
                                                                                                --------------
TOTAL INVESTMENTS, NET OF SHORT SALES -- 97.9%................................................     724,641,085
                                                                                                --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D) -- 0.1%........................................         370,344
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 2.0%...........................................      14,840,400
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%....................................................................  $  739,851,829
                                                                                                --------------
                                                                                                --------------

    The following abbreviations are used in portfolio descriptions:
    B.A.    Bankers' Acceptances
    M.T.N.  Medium Term Note
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Indicates a variable rate security.
(b)  Deposited with the custodian to cover on open short sale transaction.
(c)  Security segregated as collateral for futures contracts.
(d)  Open future contracts as of June 30, 1997 are as follows:

                                                      VALUE AT
  NUMBER OF                  EXPIRATION  VALUE AT     JUNE 30,
  CONTRACTS        TYPE        DATE     TRADE DATE      1997      DEPRECIATION
    Long
 Positions:
     341       U.S. T-Note    Sep 97    $36,785,375 $36,310,688   ($474,687)
     450       U.S. Bond      Sep 97    $49,978,125 $48,928,188   ($1,049,938)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                           HIGH YIELD BOND PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
LONG-TERM INVESTMENTS -- 95.6%                        MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS -- 90.1%                               RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 1.2%
  Fairchild Corp..................................       CA       12.00%   10/15/01  $   2,571  $    2,622,420
  Talley Manufacturing & Technology, Inc., Sr.
    Notes.........................................       B2       10.75%   10/15/03      3,000       3,150,000
                                                                                                --------------
                                                                                                     5,772,420
                                                                                                --------------
AUTOMOTIVE PARTS -- 1.2%
  Foamex, L.P.....................................       B3       9.875%   06/15/07      1,450       1,500,750
  JPS Automotive Products Corp., L.P., Sr.
    Notes.........................................       B2       11.125%  06/15/01      4,000       4,380,000
                                                                                                --------------
                                                                                                     5,880,750
                                                                                                --------------
BROADCASTING & OTHER MEDIA -- 6.3%
  Benedek Broadcasting Corp., Sr. Notes...........       B2       11.875%  03/01/05      2,910       3,215,550
  Capstar Broadcasting, Zero Coupon (until
    2/1/02), 12.750%..............................       NR        Zero    02/01/09      1,800       1,143,000
  Capstar Broadcasting............................       NR        9.25%   07/01/07      2,000       1,935,000
  Globo Communicacoes E Particip., Sr. Notes......       NR       10.50%   12/20/06      2,040       2,162,400
  Hollinger Int'l., Inc...........................       BA       8.625%   03/15/05      1,100       1,113,750
  Hollinger Int'l., Inc...........................       B1        9.25%   03/15/07        825         841,500
  Multicanal Participacoes S.A....................       NR       10.50%   02/01/07      1,000       1,077,500
  Outdoor Systems, Inc., Sr. Sub. Notes...........       B1       9.375%   10/15/06      1,500       1,507,500
  Paxson Communications Corp., Sr. Sub. Notes.....       B3       11.625%  10/01/02      4,500       4,860,000
  Plitt Theaters, Inc., Sr. Sub. Notes............       B3       10.875%  06/15/04      4,000       4,240,000
  TV Azteca SA DE CV..............................       BA       10.125%  02/15/04        700         714,875
  TV Azteca SA DE CV..............................       BA       10.50%   02/15/07      2,850       2,907,000
  United Artists Theatre Circuit, Inc.............       BA       11.50%   05/01/02      4,000       4,175,000
  Von Hoffman Press, Inc..........................       B3       10.375%  05/15/07        500         522,500
                                                                                                --------------
                                                                                                    30,415,575
                                                                                                --------------
BUILDING & RELATED INDUSTRIES -- 1.6%
  Falcon Building Products, Inc., Zero Coupon
    (until 6/15/02), 10.50%.......................       B3        Zero    06/15/07        900         531,000
  Falcon Building Products, Inc...................       B3        9.50%   06/15/07        600         597,000
  Nortek, Inc., Sr. Sub. Notes....................       CA       9.875%   03/01/04      3,750       3,843,750
  Wickes Lumber Co................................       B3       11.625%  12/15/03      3,000       2,932,500
                                                                                                --------------
                                                                                                     7,904,250
                                                                                                --------------
CABLE -- 8.2%
  Adelphia Communications.........................       NR       9.875%   03/01/07      2,000       1,930,000
  Cablevision Systems Corp., Sr. Sub. Notes.......       B3       9.875%   02/15/13      3,300       3,415,500
  CCA Holdings, Sr. Sub. Notes....................       NR       13.00%   12/31/99      1,000       1,235,000
  Comcast Corp., Sr. Sub. Notes...................       B1       10.625%  07/15/12      4,000       4,720,000
  Comcast UK Cable, Zero Coupon (until 11/15/00),
    11.20% (a)....................................       B2        Zero    11/15/07      1,225         918,750
  Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
    (until 12/15/00), 11.750%.....................       B3        Zero    12/15/05      2,250       1,558,125
  Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
    (until 2/15/02), 10.750%......................       B3        Zero    02/15/07        700         414,750
  Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
    (until 9/30/99), 13.250%......................       B3       13.25%   09/30/04      2,000       1,670,000
  Echostar Communications Corp., Sr. Disc. Notes,
    Zero Coupon (until 6/1/99), 12.875%...........       CA        Zero    06/01/04      2,465       2,070,600
  Echostar Satellite, Sr. Disc. Notes, Zero Coupon
    (until 3/15/00), 13.125%......................       B-        Zero    03/15/04      2,965       2,134,800
  Falcon Holdings Group, L.P., Series B, Sr. Sub.
    Notes, PIK....................................       NR       11.00%   09/15/03      4,020       4,039,954
  Intermedia Capital Partners.....................       B2       11.25%   08/01/06      3,380       3,641,950
  International Cabletel, Inc., Zero Coupon (until
    10/15/98), 10.875%............................       B3        Zero    10/15/03      1,500       1,275,000
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/15/00), 12.750%..........       B3        Zero    04/15/05      4,350       3,349,500
  Kabelmedia Holdings, Sr. Disc. Note.............       B3        Zero    08/01/06      2,000       1,200,000
  Marcus Cable Operating Co., L.P., Sr. Sub. Disc.
    Notes.........................................       B3        Zero    08/01/04      2,250       1,957,500
  Rogers Cablesystems, Inc., Sr. Sec'd. Deb.
    (Canada)......................................       BA       10.00%   12/01/07      1,000       1,070,000
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes,
    (Canada)......................................       BA       10.00%   03/15/05      1,750       1,890,000
  Telewest Comm., PLC Zero Coupon (until 10/1/00),
    11.00% (a)....................................       B1        Zero    10/01/07      1,500       1,080,000
                                                                                                --------------
                                                                                                    39,571,429
                                                                                                --------------
CASINOS -- 4.8%
  Boomtown, Inc. First Mtge. Bonds................       B1       11.50%   11/01/03      3,000       3,232,500
  Casino Magic Finance Corp., First Mtge. Bonds...       B3       13.00%   08/15/03      1,000         855,000
  Empress River Casino, Sr. Notes.................       B1       10.75%   04/01/02      4,500       4,792,500
  Grand Casinos, Inc..............................       BA       10.125%  12/01/03      4,250       4,420,000
  Lady Luck Gaming, First Mtge. Notes.............       B3       11.875%  03/01/01      2,000       2,025,000
  Louisiana Casino Cruises, Inc...................       NR       11.50%   12/01/98      1,500       1,533,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM INVESTMENTS (CONTINUED)                      RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Trump Atlantic City Assoc., First Mtge. Notes...       B1       11.25%   05/01/06  $   3,500  $    3,421,250
  Trump Atlantic City Assoc., First Mtge. Notes...       CA       11.75%   11/15/03      3,000       2,670,000
                                                                                                --------------
                                                                                                    22,950,000
                                                                                                --------------
CHEMICALS -- 1.6%
  Applied Extrusion Technology, Inc., Sr. Notes...       B2       11.50%   04/01/02      1,700       1,785,000
  Borden Chemicals & Plastics, L.P................       BA        9.50%   05/01/05      1,500       1,578,750
  ISP Holdings, Inc...............................       BA        9.00%   10/15/03      2,000       2,060,000
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes.........................................       CA        Zero    08/15/08      1,560       1,029,600
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Note..........................................       B3       11.75%   08/15/06      1,000       1,080,000
                                                                                                --------------
                                                                                                     7,533,350
                                                                                                --------------
CONSUMER PRODUCTS -- 2.9%
  Live Entertainment, Inc.........................       NR       12.00%   03/23/99      1,500       1,503,750
  Sealy Corp., Sr. Sub. Notes.....................       B1        9.50%   05/01/98        750         787,500
  Syratech Corp...................................       B1       11.00%   04/15/07        475         504,688
  Tultex Corp.....................................       B3       9.625%   04/15/07      3,000       3,183,750
  Twin Labs, Inc., Gtd. Notes.....................       B3       10.25%   05/15/06      3,400       3,587,000
  United Stationer Supply Co., Sr. Sub. Notes.....       B3       12.75%   05/01/05      4,000       4,480,000
                                                                                                --------------
                                                                                                    14,046,688
                                                                                                --------------
DRUGS & HEALTHCARE -- 4.4%
  Fresenius Med Care Capital Trust................       BA        9.00%   12/01/06      1,600       1,624,000
  Imed Corp., Sr. Sub. Notes......................       B3        9.75%   12/01/06      4,150       4,274,500
  Owens & Minor, Inc., Sr. Sub. Notes.............       B1       10.875%  06/01/06      3,450       3,846,750
  Paracelsus Health, Sr. Sub. Notes...............       B1       10.00%   08/15/06      2,750       2,805,000
  Tenet Healthcare Corp., Sr. Sub. Notes..........       BA       8.625%   01/15/07      1,250       1,275,000
  Tenet Healthcare Corp., Sr. Sub. Notes..........       BA       10.125%  03/01/05      6,500       7,101,250
                                                                                                --------------
                                                                                                    20,926,500
                                                                                                --------------
ENERGY -- 6.9%
  Calenergy, Inc., Sr. Notes......................      Ba2        9.50%   09/15/06      1,500       1,598,145
  California Energy Co., Inc., Disc. Notes........       BA        Zero    01/15/04      2,250       2,419,200
  Falcon Drilling Co., Inc., L.P., Series B, Sr.
    Sub. Notes....................................       B2        9.75%   01/15/01        500         520,000
  Falcon Drilling Co., Inc., L.P., Series B, Sr.
    Sub. Notes....................................       B3       12.50%   03/15/05      2,500       2,775,000
  KCS Energy, Inc., Sr. Notes.....................       B1       11.00%   01/15/03      4,000       4,340,000
  Kelly Oil & Gas, Inc............................       B3       10.375%  10/15/06      3,500       3,605,000
  Long Island Lighting Co., Deb...................       BA        7.05%   03/15/03      1,500       1,475,775
  Long Island Lighting Co., Deb...................       BA        9.00%   11/01/22      1,500       1,642,530
  Maxus Energy Corp., M.T.N.......................       B1       10.83%   09/01/04      4,800       5,484,000
  Maxus Energy Corp., Sr. Notes...................       B1       9.375%   11/01/03        250         268,750
  Parker Drilling Co., Gtd. Notes.................       B1        9.75%   11/15/06      1,360       1,424,600
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       9.375%   02/01/06      3,000       2,865,000
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       12.25%   02/01/05        813         855,682
  Snyder Oil Corp.................................       B2        8.75%   06/15/07        900         895,500
  Transamerican Energy Corp., Zero Coupon (until
    6/15/99), 13.00%..............................       NR        Zero    06/15/02      3,300       2,376,000
  Transamerican Energy Corp.......................       NR       11.50%   06/15/02        900         873,000
                                                                                                --------------
                                                                                                    33,418,182
                                                                                                --------------
FINANCIAL SERVICES -- 4.2%
  American Banknote Corp..........................       B2       11.625%  08/01/02      1,225       1,212,750
  AmeriCredit Corp................................       B+        9.25%   02/01/04      2,500       2,431,250
  APP Int'l. Finance Co...........................       BA       11.75%   10/01/05      3,750       4,134,375
  Beaver Valley Funding, Inc......................       B1       8.625%   06/01/07      1,453       1,485,286
  Coleman Escrow Corp.............................       NR        Zero    05/15/01      1,000         630,000
  Coleman Holdings................................       B3        Zero    05/27/98      1,300       1,212,250
  First Nationwide Holdings, Inc., Sr. Notes......       B2       12.50%   04/15/03      2,600       2,899,000
  First Nationwide Holdings, Inc., Sr. Sub.
    Notes.........................................      Ba3       10.625%  10/01/03      1,600       1,752,000
  Globalstar Capital Co...........................       B3       11.375%  02/15/04      1,200       1,200,000
  Polysindo Int'l. Finance Co., Sr. Notes.........       BA       11.375%  06/15/06      1,750       1,927,188
  PTC Int'l. Finance Co., Zero Coupon (until
    7/1/02), 10.750%..............................       NR        Zero    07/01/07      2,100       1,273,125
                                                                                                --------------
                                                                                                    20,157,224
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM INVESTMENTS (CONTINUED)                      RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
FOOD & BEVERAGE -- 3.9%
  American Restaurant, Sr. Sec'd. Notes...........       NR       13.00%   09/15/98  $     700  $      682,466
  Curtis-Burns Foods, Inc.........................       B3       12.25%   02/01/05      1,150       1,269,313
  Envirodyne Industries, Sr. Disc. Notes..........       B1       12.00%   06/15/00      4,100       4,469,000
  Fresh Del Monte Produce, N.V., Sr. Notes........       B3       10.00%   05/01/03      5,500       5,623,750
  Pilgrim's Pride Corp............................       B3       10.875%  08/01/03      1,151       1,191,285
  Premium Standard Farms, PIK, Sr. Sec'd. Notes...       NR       11.00%   09/17/03        256         274,918
  Specialty Foods Corp............................       CA       11.25%   08/15/03      1,500       1,290,000
  Specialty Foods Corp., Sr. Notes................       B3       11.125%  10/01/02      4,000       3,960,000
                                                                                                --------------
                                                                                                    18,760,732
                                                                                                --------------
GAMING -- 0.5%
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK...........................................       NR       12.00%   06/01/03      2,645       2,618,550
                                                                                                --------------
INDUSTRIAL -- 1.4%
  Glasstech, Inc..................................       NR       12.75%   07/01/04      3,250       3,282,500
  Interlake Corp..................................       B3       12.125%  03/01/02      3,000       3,150,000
  Jordan Industries, Inc..........................       B3       10.375%  08/01/03        500         530,000
                                                                                                --------------
                                                                                                     6,962,500
                                                                                                --------------
LEISURE & TOURISM -- 2.9%
  Bally Total Fitness Holdings, Inc...............       CA       13.00%   01/15/03        250         258,750
  HMC Acquisition, Sr. Notes......................       BA        9.00%   12/15/07      3,000       3,048,750
  HMH Properties, Inc., Sr. Notes.................       B1        9.50%   05/15/05      5,550       5,772,000
  Host Marriott Travel Plaza, Sr. Notes...........       B1        9.50%   05/15/05      4,600       4,818,500
                                                                                                --------------
                                                                                                    13,898,000
                                                                                                --------------
MISCELLANEOUS -- 3.9%
  Coinstar, Inc., Sr. Sub. Notes..................       NR        Zero    10/01/06        900         621,000
  Consumers Int'l.................................      Ba3       10.25%   04/01/05      2,700       2,895,750
  Hedstrom Corp...................................       NR        Zero    06/01/09        400         238,000
  Hedstrom Corp...................................       NR       10.00%   06/01/07        900         931,500
  Interact Systems Inc., Sr. Disc. Notes..........       NR        Zero    08/01/03      4,400       1,980,000
  K & F Industries, Inc., Sr. Notes...............       B1       11.875%  12/01/03      1,050       1,111,687
  KSL Recreation Group, Inc.......................       B3       10.25%   05/01/07        400         416,000
  Rayovac Corp....................................       B3       10.25%   11/01/06      3,200       3,360,000
  Sassco, Inc.....................................       NR        Zero    05/01/04      3,325       3,541,125
  TFM, SA DE......................................       B2        Zero    06/15/09      2,000       1,160,000
  TFM, SA DE......................................       B2       10.25%   06/15/07        600         612,000
  Viasystems, Inc.................................       B3        9.75%   06/01/07      1,750       1,780,625
                                                                                                --------------
                                                                                                    18,647,687
                                                                                                --------------
OIL & GAS -- 1.5%
  DI Industries, Inc..............................       B1       8.875%   07/01/07        850         837,250
  Empire Gas Corp., PIK...........................       CA       12.875%  07/15/04      4,000       3,600,000
  McDermott J Ray S.A., Sr. Sub. Notes............       BA       9.375%   07/15/06      2,750       2,791,250
                                                                                                --------------
                                                                                                     7,228,500
                                                                                                --------------
PAPER & FOREST -- 2.9%
  Gaylord Container Corp..........................       NR        9.75%   06/15/07      1,500       1,515,000
  Gaylord Container Corp., Sr. Sub. Disc. Notes...       CA        Zero    05/15/05      4,365       4,779,675
  Ivex Packaging Corp., Sr. Sub Notes.............       B3       12.50%   12/15/02        740         802,900
  Pacific Lumber Co., Sr. Notes...................       B3       10.50%   03/01/03      2,750       2,832,500
  Repap New Brunswick.............................       B2       9.875%   07/15/00      1,247       1,259,470
  Silgan Corp.....................................       B3       11.75%   06/15/02      1,500       1,597,500
  Stone Container.................................       B3       12.25%   04/01/02      1,300       1,326,000
                                                                                                --------------
                                                                                                    14,113,045
                                                                                                --------------
PUBLISHING -- .9%
  Petersen Publishing, Sr. Sub. Notes.............       B3       11.125%  11/15/06      2,050       2,270,375
  Sullivan Graphics, Inc..........................       CA       12.75%   08/01/05      2,000       2,060,000
                                                                                                --------------
                                                                                                     4,330,375
                                                                                                --------------
RESTAURANTS -- .6%
  Flagstar Corp...................................       B2       10.75%   09/15/01      3,000       3,045,000
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM INVESTMENTS (CONTINUED)                      RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
RETAIL -- 5.4%
  Barry's Jewelers, Inc...........................       B3       11.00%   12/22/00  $     750  $      450,000
  Cole National Group, Inc., Sr. Sub. Notes.......       B2       9.875%   12/31/06      1,920       2,011,200
  Jitney-Jungle Stores America, Inc...............       B2       12.00%   03/01/06      4,000       4,440,000
  Kmart Corp., Deb................................       BA        8.25%   01/01/22      3,250       2,973,750
  Kmart Corp., Deb................................       BA       8.375%   07/01/22      2,500       2,275,000
  Leslie's Poolmart...............................       B2       10.375%  07/15/04        750         766,875
  Merisel, Inc., Sub. Notes.......................       NR       11.50%   01/31/98        996       1,003,514
  Merisel, Inc., Sub. Notes.......................       NR       11.78%   03/10/00      1,100       1,124,750
  Phar-Mor, Inc., Sr. Notes.......................       B3       11.72%   09/11/02      3,400       3,536,000
  Silgan Holdings, Inc............................       NR       13.25%   07/15/06      3,149       3,558,370
  Specialty Retailers, Inc........................      Ba3        8.50%   07/15/05      1,500       1,496,250
  Specialty Retailers, Inc........................       B2        9.00%   07/15/07        400         398,000
  Speedy Muffler King.............................       B1       10.875%  10/01/06      2,200       2,200,000
                                                                                                --------------
                                                                                                    26,233,709
                                                                                                --------------
STEEL & METAL -- 3.2%
  Algoma Steel, Inc...............................       B1       12.375%  07/15/05      2,250       2,486,250
  CSN Iron, SA....................................       B1       9.125%   06/01/07        800         778,000
  Earle M. Jorgensen Co...........................       B2       10.75%   03/01/00      3,250       3,250,000
  Ladish Company, Inc., PIK.......................       NR       12.00%   12/22/00        491         495,581
  Maxxam Group Holdings, Inc......................       NR       12.00%   08/01/03      4,000       4,150,000
  WCI Steel, Inc. Sr. Notes.......................       B2       10.00%   12/01/04      4,000       4,150,000
                                                                                                --------------
                                                                                                    15,309,831
                                                                                                --------------
SUPERMARKETS -- 1.0%
  Homeland Stores, Inc............................       NR       10.00%   08/01/03        720         696,600
  Shoppers Food Warehouse Corp., Zero Coupon
    (until 7/30/97) 10.50%........................       NR        9.75%   06/15/04      1,250       1,251,563
  Shoppers Food Warehouse Corp....................       NR       10.00%   02/06/00      3,000       3,007,500
                                                                                                --------------
                                                                                                     4,955,663
                                                                                                --------------
TECHNOLOGY -- .9%
  Unisys Corp., Sr. Notes.........................       B1       11.75%   10/15/04      4,000       4,370,000
                                                                                                --------------
TELECOMMUNICATIONS -- 14.6%
  Brooks Fiber Properties, Inc., Sr. Disc. Notes,
    Zero Coupon (until 3/01/01), 10.875%..........       NR        Zero    03/01/06      2,250       1,530,000
  Brooks Fiber Properties, Inc., Sr. Disc. Notes,
    Zero Coupon (until 11/01/01), 11.875%.........       NR        Zero    11/01/06      2,000       1,300,000
  Cellnet Data Systems, Zero Coupon (until
    6/15/00), 13.00%(cost $2,286,598; purchased
    06/06/95 & 11/17/95) (b)......................       NR        Zero    06/15/05      4,250       2,911,250
  Centennial Cellular Corp., Sr. Notes............       B        10.125%  05/15/05      4,500       4,680,000
  Clearnet Communications, Inc., Sr. Disc.
    Notes.........................................       B3        Zero    12/15/05      7,940       5,260,250
  Geotek Communication Inc., Sr. Disc. Notes, Zero
    Coupon (until 7/15/05), 15.00%................       CA        Zero    07/15/05      5,000       3,050,000
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 12/15/00), 13.875%
    Series H, Conv................................       NR        Zero    12/15/05        650         416,000
    Series L (a)..................................       NR        Zero    12/15/05      7,200       4,338,000
  Hyperion Telecom, Inc...........................       NR        Zero    04/15/03      1,000         502,500
  ICG Holdings, Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00), 13.50%.......................       NR        Zero    09/15/05      3,800       2,774,000
  Impsat Corp., Sr. Notes.........................       B2       12.125%  07/15/03      3,500       3,753,750
  Int'l Wireless Group, Inc.......................       NR        Zero    08/15/01      2,600       1,280,500
  Int'l Wireless Group, Inc.......................       NR       11.75%   06/01/05      2,000       2,180,000
  Intermedia Communications of Florida, Inc., Sr.
    Notes.........................................       B3       13.50%   06/01/05      3,000       3,667,500
  Ionica PLC......................................       NR       13.50%   08/15/06      5,000       5,300,000
  McCaw Int'l., Zero Coupon (until 4/15/02),
    13.00%........................................       NR        Zero    04/15/07      3,000       1,440,000
  McLeodUSA, Inc., Zero Coupon (until 3/01/02),
    10.50%........................................       B3        Zero    03/01/07      4,400       2,805,000
  Metrocall, Inc., Sr. Sub. Notes.................       B2       10.375%  10/01/07      1,250       1,150,000
  Omnipoint Corp..................................       B2       11.625%  08/15/06        500         481,875
  Omnipoint Corp..................................       B3       11.625%  08/15/06      2,875       2,716,875
  Pagemart, Inc.,
    Series H, Zero Coupon (until 11/01/98),
      12.25%......................................       NR        Zero    11/01/03      2,000       1,730,000
    Sr. Disc. Notes, Zero Coupon (until 2/01/00),
      15.00% (a)..................................       NR        Zero    02/01/05      6,500       4,842,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM INVESTMENTS (CONTINUED)                      RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Tele-Communications, Inc.,......................       B2        9.80%   02/01/12  $   3,000  $    3,433,770
  Telesystem Int'l. Wireless, Inc., Zero Coupon
    (until 6/30/02), 13.25%.......................       NR        Zero    06/30/07      1,500         795,000
  Unifi Communications, Inc.......................       NR       14.00%   03/01/04      3,250       3,168,750
  Winstar Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/15/00), 14.00%..........       NR        Zero    10/15/05      2,025       1,245,375
  Sr. Disc. Notes, Zero Coupon (until 10/15/00),
    14.00%........................................       NR        Zero    10/15/05      5,850       3,334,500
                                                                                                --------------
                                                                                                    70,087,395
                                                                                                --------------
TRANSPORTATION/AIRLINES -- 1.3%
  US Air, Inc., Series 89-A2......................       B1        9.82%   01/01/13      4,000       4,120,000
  Valuejet, Inc., Sr. Notes.......................       B3       10.25%   04/15/01      2,000       1,900,000
                                                                                                --------------
                                                                                                     6,020,000
                                                                                                --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.7%
  Ameritruck Distribution Corp., Sr. Sub. Notes...       B3       12.25%   11/15/05      3,090       3,229,050
                                                                                                --------------
WASTE MANAGEMENT -- 1.2%
  Allied Waste North America, Inc., Sr. Sub.
    Notes, CMO, Zero Coupon (until 6/01/02),
    11.30% (a)....................................      Caa        Zero    06/01/07      3,750       2,343,750
  Allied Waste North America, Inc., Sr. Sub.
    Notes.........................................       B3       10.25%   12/01/06      3,000       3,195,000
                                                                                                --------------
                                                                                                     5,538,750
                                                                                                --------------
TOTAL CORPORATE BONDS
  (cost $420,814,779).........................................................................     433,925,155
                                                                                                --------------

CONVERTIBLE BONDS -- 0.4%
TELECOMMUNICATIONS -- 0.4%
  Geotek Communications, Inc......................      Caa       12.00%   02/15/01      2,000       1,840,000
                                                                                                --------------
    (cost $2,000,000)

                                                                       VALUE
COMMON STOCKS (A) -- 0.2%                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cellnet Data Systems, Inc.......................         34,000         422,875
  Dr. Pepper Bottling Holdings, Inc., (Class 'B'
    Stock)........................................          5,807          98,719
  Hedstrom Holding Co.............................         24,261               0
  Loehmann's Holdings, Inc........................          4,403          28,620
  Pagemart Nationwide, Inc........................         13,125          82,031
  PM Holdings Corp................................          1,103         363,990
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $5,396)..................................................         996,235
                                                                   --------------

PREFERRED STOCKS -- 4.5%
  Alliance Gaming Corp.,..........................         23,387       2,397,155
  Cablevision Systems Corp.,
    Series H......................................          2,907         300,844
    Series L, PIK.................................            316       3,173,850
  California Federal Bancorp......................        100,000       2,581,250
  Chancellor Radio Broadcast......................         35,000       3,972,500
  ICG Communication, Inc..........................         10,350       1,071,225
  Intermedia Comm., PIK...........................        268,775       2,775,102
  Petroleum Heat & Power Co.......................         80,000       1,920,000
  SFX Broadcasting, PIK...........................         25,789       2,759,430
  Von Hoffman Press, Inc..........................         20,000         572,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $20,741,933).............................................      21,523,356
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
WARRANTS -- 0.4%                                        UNITS         (NOTE 2)
                                                    -------------  --------------
  American Telecasting, Inc., expiring 08/10/00...          6,500  $        6,500
  Cellular Communications Int'l., Inc., expiring
    08/15/03......................................          4,375          65,625
  Clearnet Communications, Inc., expiring
    09/15/05......................................         26,202         131,010
  Coinstar Inc., expiring 10/01/06................            900          63,000
  Foamex - JPS Automotive, expiring 07/01/99......          2,000          50,000
  Globalstar Capital Co., expiring 02/15/04.......          1,200               0
  Hyperion Telecommunications Corp., expiring
    04/15/01......................................          1,000          30,000
  ICG Communications, expiring 09/15/05...........         20,790         254,677
  Interact Systems, Inc., expiring 08/01/03.......          4,400             550
  Intercel, Inc., expiring 02/01/06...............          6,720          26,880
  Intermedia Communications of Florida, Inc.,
    expiring 06/01/00.............................          3,000         120,000
  International Wireless Commerce, expiring
    08/15/01......................................          2,600         130,000
  Ionica PLC, expiring 08/15/06...................          3,000         420,000
  Nextel Communications
    expiring 12/15/98.............................          1,543              15
    expiring 04/05/99.............................          2,250              23
  Pagemart, Inc., expiring 11/01/03...............          9,200          46,000
  Premium Standard Farms, L.P., expiring
    01/00/00......................................         22,025         649,738
  President Riverboat Casinos, expiring
    09/30/99......................................         22,075           1,104
  Sterling Chemical Holdings, Inc., expiring
    08/15/08......................................            560          19,600
  Unifi Communications, expiring 03/01/04.........          3,250               0
                                                                   --------------
TOTAL WARRANTS
  (cost $787,452)................................................       2,014,722
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $444,349,560)............................................     460,299,468
                                                                   --------------

                                                                       PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT
SHORT-TERM INVESTMENT -- 4.9%                        RATE      DATE      (000)
                                                    ------   --------  ---------
REPURCHASE AGREEMENTS -- 4.9%
  Joint Repurchase Agreement Account..............  5.883%   07/01/97  $  23,460      23,460,000
                                                                                  --------------
    (cost $23,460,000)
TOTAL INVESTMENTS -- 100.5%
  (cost $467,809,560; Note 6)...................................................     483,759,468
                                                                                  --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%).................................      (2,521,185)
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  481,238,283
                                                                                  --------------
                                                                                  --------------

    The following abbreviations are used in portfolio descriptions:
       CMO     Collateralized Mortgage Obligations
        LP     Limited Partnership
       MTN     Medium Term Note
        NR     Not Rated by Moody's or Standard & Poor's
       PIK     Payment-In-Kind securities

(a)  Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $2,286,598. The aggregate value, $2,911,250 is approximately 0.6% of net assets. (See Note 2)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             STOCK INDEX PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.0%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 2.0%
  Aeroquip-Vickers, Inc...........................          8,200  $      387,450
  AlliedSignal, Inc...............................         84,300       7,081,200
  Boeing Co.......................................        214,356      11,374,265
  General Dynamics Corp...........................         18,600       1,395,000
  Lockheed Martin Corp............................         56,949       5,897,781
  McDonnell Douglas Corp..........................         62,600       4,288,100
  Northrop Grumman Corp...........................         17,600       1,545,500
  Parker-Hannifin Corp............................         22,850       1,386,709
  Raytheon Co.....................................         70,000       3,570,000
  United Technologies Corp. (a)...................         70,200       5,826,600
                                                                   --------------
                                                                       42,752,605
                                                                   --------------
AIRLINES -- 0.3%
  AMR Corp. (a)...................................         26,900       2,488,250
  Delta Air Lines, Inc............................         22,000       1,804,000
  Southwest Airlines Co...........................         43,700       1,130,737
  USAir Group, Inc. (a)...........................         21,600         756,000
                                                                   --------------
                                                                        6,178,987
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.0%
  Chrysler Corp...................................        207,500       6,808,594
  Cummins Engine Co., Inc.........................         12,600         889,087
  Dana Corp.......................................         29,300       1,113,400
  Echlin, Inc.....................................         19,300         694,800
  Ford Motor Co...................................        354,300      13,374,825
  General Motors Corp.............................        223,200      12,429,450
  Genuine Parts Co................................         55,125       1,867,359
  Johnson Controls, Inc...........................         24,000         985,500
  Navistar International Corp. (a)................         20,500         353,625
  PACCAR Inc......................................         21,660       1,005,836
  Safety Kleen Corp...............................         17,450         294,469
  TRW, Inc........................................         38,000       2,158,875
                                                                   --------------
                                                                       41,975,820
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 7.4%
  Banc One Corp...................................        149,994       7,265,334
  Bank of New York Co., Inc.......................        116,700       5,076,450
  BankAmerica Corp................................        212,096      13,693,448
  BankBoston Corp.................................         45,200       3,257,225
  Bankers Trust NY Corp...........................         23,900       2,079,300
  Barnett Banks, Inc..............................         60,700       3,186,750
  Chase Manhattan Corp............................        129,747      12,593,568
  Citicorp........................................        137,600      16,589,400
  Comerica, Inc...................................         32,200       2,189,600
  CoreStates Financial Corp.......................         66,700       3,585,125
  First Bank System, Inc..........................         39,800       3,397,925
  First Chicago NBD Corp..........................         94,315       5,706,057
  First Union Corp.,..............................         85,325       7,892,562
  Fleet Financial Group, Inc......................         76,800       4,857,600
  Golden West Financial Corp......................         16,200       1,134,000
  Great Western Financial Corp....................         39,600       2,128,500
  H.F. Ahmanson & Co..............................         31,600       1,358,800
  KeyCorp.........................................         65,800       3,676,575
  Mellon Bank Corp................................         77,200       3,483,650
  Morgan (J.P.) & Co., Inc........................         54,950       5,735,406
  National City Corp..............................         66,600       3,496,500
  NationsBank Corp................................        216,426      13,959,477
  Norwest Corp....................................        111,100       6,249,375
  PNC Bank Corp.,.................................         98,900       4,116,712
  Providian Financial Corp........................         27,300         877,012
  Republic New York Corp..........................         15,800       1,698,500
  Suntrust Banks, Inc.............................         66,100       3,639,631
  U.S. Bancorp....................................         45,100       2,892,037

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Wachovia Corp...................................         49,100  $    2,863,144
  Wells Fargo & Co................................         27,266       7,348,187
                                                                   --------------
                                                                      156,027,850
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         43,000       1,599,062
                                                                   --------------
CHEMICALS -- 2.2%
  Air Products & Chemicals, Inc...................         33,400       2,713,750
  Dow Chemical Co.................................         71,800       6,255,575
  E.I. du Pont de Nemours & Co....................        335,300      21,081,987
  Eastman Chemical Co.............................         22,100       1,403,350
  FMC Corp. (a)...................................         10,600         842,037
  Hercules, Inc...................................         30,400       1,455,400
  Monsanto Co.....................................        174,900       7,531,631
  Nalco Chemical Co...............................         19,700         760,912
  Rohm & Haas Co..................................         19,000       1,711,187
  Sigma-Aldrich Corp..............................         29,200       1,023,825
  Union Carbide Corp..............................         37,800       1,778,962
                                                                   --------------
                                                                       46,558,616
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.4%
  Engelhard Corp..................................         40,675         851,633
  Great Lakes Chemical Corp.......................         17,400         911,325
  Morton International, Inc.......................         40,500       1,222,594
  Praxair, Inc....................................         45,400       2,542,400
  Raychem Corp....................................         12,800         952,000
  W.R. Grace & Co.................................         25,000       1,378,125
                                                                   --------------
                                                                        7,858,077
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  CUC International, Inc. (a).....................        121,025       3,123,958
  Deluxe Corp.....................................         23,700         808,762
  John H. Harland Co..............................          8,200         187,062
  Moore Corp., Ltd................................         26,800         527,625
                                                                   --------------
                                                                        4,647,407
                                                                   --------------
COMPUTER HARDWARE
  Intergraph Corp. (a)............................         11,300          96,050
                                                                   --------------
COMPUTER SERVICES -- 5.0%
  3Com Corp. (a)..................................        103,600       4,662,000
  Adobe Systems, Inc..............................         21,100         739,819
  Autodesk, Inc...................................         13,900         532,544
  Automatic Data Processing, Inc..................         86,500       4,065,500
  Bay Networks, Inc. (a)..........................         57,300       1,522,031
  Cabletron Systems, Inc. (a).....................         45,200       1,279,725
  Ceridian Corp. (a)..............................         24,400       1,030,900
  Cisco Systems, Inc. (a).........................        197,100      13,230,337
  Computer Associates International, Inc..........        107,762       6,000,996
  Computer Sciences Corp. (a).....................         22,900       1,651,662
  EMC Corp. (a)...................................         74,200       2,893,800
  First Data Corp.................................        134,200       5,896,412
  Microsoft Corp. (a).............................        357,400      45,166,425
  Novell, Inc. (a)................................        102,500         711,094
  Oracle Corp. (a)................................        199,725      10,061,147
  Parametric Technology Corp......................         37,000       1,574,812
  Seagate Technology, Inc. (a)....................         73,600       2,589,800
  Silicon Graphics, Inc. (a)......................         51,600         774,000
  Tandem Computers, Inc. (a)......................         32,900         666,225
                                                                   --------------
                                                                      105,049,229
                                                                   --------------
COMPUTERS -- 3.1%
  Amdahl Corp. (a)................................         33,100         289,625
  Apple Computer, Inc.............................         35,900         511,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Compaq Computer Corp., (a)......................         81,500  $    8,088,875
  Dell Computer Corp., (a)........................         51,600       6,059,775
  Digital Equipment Corp. (a).....................         47,000       1,665,562
  Hewlett-Packard Co.,............................        304,100      17,029,600
  International Business Machines Corp.,..........        298,300      26,902,931
  Sun Microsystems, Inc. (a)......................        109,800       4,086,619
                                                                   --------------
                                                                       64,634,562
                                                                   --------------
CONSTRUCTION -- 0.1%
  Fluor Corp......................................         25,900       1,429,356
  Foster Wheeler Corp.............................         12,500         506,250
  Kaufman & Broad Home Corp.......................          8,366         146,928
  Pulte Corp......................................          5,900         203,919
                                                                   --------------
                                                                        2,286,453
                                                                   --------------
CONSTRUCTION & HOUSING
  Centex Corp.....................................          9,200         373,750
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          8,100         243,506
  Bemis Co., Inc..................................         16,300         704,975
  Crown Cork & Seal Co., Inc......................         37,800       2,019,937
  Stone Container Corp............................         28,566         408,851
                                                                   --------------
                                                                        3,377,269
                                                                   --------------
COSMETICS & SOAPS -- 1.9%
  Alberto Culver Co. (Class 'B' Stock)............         16,400         459,200
  Avon Products, Inc..............................         38,900       2,744,881
  Colgate Palmolive Co............................         87,900       5,735,475
  International Flavors & Fragrances, Inc.........         32,000       1,616,000
  Procter & Gamble Co.............................        202,352      28,582,220
                                                                   --------------
                                                                       39,137,776
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.2%
  Loews Corp......................................         34,100       3,414,262
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         31,600       1,267,950
  Pitney Bowes, Inc...............................         44,700       3,106,650
  Unisys Corp. (a)................................         50,100         382,012
  Xerox Corp......................................         96,546       7,615,066
                                                                   --------------
                                                                       12,371,678
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.3%
  Cognizant Corp..................................         51,560       2,088,180
  Fortune Brands, Inc.............................         49,900       1,861,894
  General Electric Co.............................        978,000      63,936,750
  Whitman Corp....................................         30,300         766,969
                                                                   --------------
                                                                       68,653,793
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.1%
  Abbott Laboratories.............................        230,700      15,399,225
  Allergan, Inc...................................         18,600         591,712
  ALZA Corp. (a)..................................         25,500         739,500
  American Home Products Corp.....................        191,200      14,626,800
  Amgen, Inc. (a).................................         79,000       4,591,875
  Bausch & Lomb, Inc..............................         15,600         735,150
  Baxter International, Inc.......................         83,200       4,347,200
  Becton, Dickinson & Co..........................         36,700       1,857,937
  Biomet, Inc.....................................         33,900         631,387
  Boston Scientific Corp. (a).....................         58,200       3,575,662
  Bristol-Myers Squibb Co.........................        297,780      24,120,180
  C.R. Bard, Inc..................................         17,400         631,837
  Cardinal Health, Inc............................         32,700       1,872,075
  Eli Lilly & Co..................................        165,800      18,124,012

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Guidant Corp....................................         22,500  $    1,912,500
  Johnson & Johnson...............................        397,200      25,569,750
  Mallinckrodt, Inc...............................         23,100         877,800
  Medtronic, Inc..................................         71,300       5,775,300
  Merck & Co., Inc................................        360,350      37,296,225
  Pfizer, Inc.,...................................        192,800      23,039,600
  Pharmacia & Upjohn, Inc.........................        150,425       5,227,269
  Schering-Plough Corp............................        219,100      10,489,412
  St. Jude Medical, Inc. (a)......................         27,100       1,056,900
  United States Surgical Corp.....................         21,700         808,325
  Warner-Lambert Co...............................         81,000      10,064,250
                                                                   --------------
                                                                      213,961,883
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.3%
  W. W. Grainger, Inc.............................         15,700       1,227,544
  Westinghouse Electric Corp......................        189,200       4,375,250
                                                                   --------------
                                                                        5,602,794
                                                                   --------------
ELECTRONICS -- 4.0%
  Advanced Micro Devices, Inc. (a)................         41,500       1,494,000
  AMP, Inc........................................         65,744       2,744,812
  Applied Materials, Inc. (a).....................         53,400       3,781,387
  Data General Corp. (a)..........................         11,000         286,000
  EG&G, Inc.......................................         13,800         310,500
  Emerson Electric Co.............................        132,000       7,268,250
  Harris Corp.....................................         11,900         999,600
  Honeywell, Inc..................................         37,100       2,814,962
  Intel Corp......................................        244,300      34,644,794
  LSI Logic Corp. (a).............................         41,900       1,340,800
  Micron Technology, Inc..........................         62,300       2,488,106
  Motorola, Inc...................................        177,800      13,512,800
  National Semiconductor Corp. (a)................         42,200       1,292,375
  Perkin-Elmer Corp...............................         12,500         994,531
  Rockwell International Corp.....................         64,100       3,781,900
  Tektronix, Inc..................................         10,100         606,000
  Texas Instruments, Inc..........................         57,300       4,816,781
  Thomas & Betts Corp.............................         16,300         856,769
                                                                   --------------
                                                                       84,034,367
                                                                   --------------
ENERGY EQUIPMENT & SERVICES
  NorAm Energy Corp...............................         39,700         605,425
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Laidlaw, Inc. (Class 'B' Stock).................         90,400       1,248,650
                                                                   --------------
FINANCIAL SERVICES -- 3.1%
  American Express Co.............................        140,300      10,452,350
  Beneficial Corp.................................         15,500       1,101,469
  Countrywide Credit Industries, Inc..............         29,000         904,437
  Federal Home Loan Mortgage Corp.................        211,400       7,266,875
  Federal National Mortgage Association...........        322,900      14,086,512
  Fifth Third Bancorp.............................         31,700       2,601,381
  Green Tree Financial Corp.......................         41,500       1,478,437
  H & R Block, Inc................................         32,300       1,041,675
  Household International, Inc....................         31,600       3,711,025
  MBNA Corp.......................................         98,375       3,602,984
  Merrill Lynch & Co., Inc........................         97,700       5,825,362
  Morgan Stanley, Dean Witter, Discover & Co......        170,205       7,329,453
  Salomon, Inc....................................         32,900       1,830,062
  Schwab (Charles) Corp...........................         52,300       2,127,956
  Transamerica Corp...............................         19,700       1,843,181
                                                                   --------------
                                                                       65,203,159
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES -- 6.2%
  Adolph Coors Co. (Class 'B' Stock)..............         11,500  $      306,187
  Anheuser-Busch Companies, Inc...................        147,900       6,202,556
  Archer-Daniels-Midland Co.......................        160,998       3,783,453
  Brown-Forman Corp. (Class 'B' Stock)............         21,300       1,039,706
  Campbell Soup Co................................        139,400       6,970,000
  Coca-Cola Co....................................        739,700      49,929,750
  ConAgra, Inc....................................         71,300       4,572,112
  CPC International, Inc..........................         42,200       3,895,587
  Fleming Companies, Inc..........................          9,400         169,200
  General Mills, Inc..............................         47,300       3,080,412
  Giant Food, Inc. (Class 'A' Stock)..............         16,500         538,312
  H.J. Heinz & Co.................................        109,850       5,066,831
  Hershey Foods Corp..............................         45,700       2,527,781
  Kellogg Co......................................         62,800       5,377,250
  PepsiCo, Inc....................................        459,500      17,259,969
  Pioneer Hi-Bred International, Inc..............         23,700       1,896,000
  Quaker Oats Co..................................         39,300       1,763,587
  Ralston-Ralston Purina Group....................         31,440       2,583,975
  Sara Lee Corp...................................        142,900       5,948,212
  Seagram Co., Ltd................................        109,200       4,395,300
  Sysco Corp......................................         53,100       1,938,150
  W. M. Wrigley, Jr. Co...........................         34,000       2,278,000
                                                                   --------------
                                                                      131,522,330
                                                                   --------------
FOREST PRODUCTS -- 0.9%
  Boise Cascade Corp..............................         13,986         493,881
  Champion International Corp.....................         28,400       1,569,100
  Georgia-Pacific Corp............................         26,800       2,288,050
  International Paper Co..........................         89,234       4,333,426
  James River Corp. of Virginia...................         25,500         943,500
  Louisiana-Pacific Corp..........................         31,800         671,775
  Mead Corp.......................................         15,000         933,750
  Potlatch Corp...................................          8,700         393,675
  Temple-Inland Inc...............................         15,800         853,200
  Union Camp Corp.................................         20,600       1,030,000
  Westvaco Corp...................................         30,200         949,412
  Weyerhaeuser Co.................................         59,500       3,094,000
  Willamette Industries, Inc......................         16,300       1,141,000
                                                                   --------------
                                                                       18,694,769
                                                                   --------------
GAS PIPELINES -- 0.4%
  Columbia Gas System, Inc........................         16,000       1,044,000
  Consolidated Natural Gas Co.....................         29,300       1,576,706
  Enron Corp......................................         75,300       3,073,181
  Peoples Energy Corp.............................          9,700         363,144
  Sonat, Inc......................................         25,500       1,306,875
  Williams Companies, Inc.........................         46,400       2,030,000
                                                                   --------------
                                                                        9,393,906
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.8%
  Beverly Enterprises, Inc. (a)...................         28,200         458,250
  Columbia/HCA Healthcare Corp....................        198,598       7,807,384
  Healthsouth Corp................................        101,900       2,541,131
  Humana, Inc. (a)................................         48,500       1,121,563
  Manor Care, Inc.................................         19,050         621,506
  Service Corp. International.....................         71,500       2,350,563
  Shared Medical Systems Corp.....................          7,100         383,400
  Tenet Healthcare Corp. (a)......................         87,800       2,595,588
                                                                   --------------
                                                                       17,879,385
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.2%
  Clorox Co.......................................         15,300  $    2,019,600
  Gillette Co.....................................        166,500      15,775,875
  Kimberly-Clark Corp.............................        167,688       8,342,478
                                                                   --------------
                                                                       26,137,953
                                                                   --------------
HOUSING RELATED -- 0.4%
  Armstrong World Industries, Inc.................         12,000         880,500
  Fleetwood Enterprises, Inc......................          9,500         283,219
  Lowe's Companies, Inc...........................         52,400       1,945,350
  Masco Corp......................................         48,700       2,033,225
  Maytag Corp.....................................         28,300         739,338
  Owens Corning...................................         14,900         642,563
  Stanley Works...................................         25,600       1,024,000
  Tupperware Corp.................................         17,800         649,700
  Whirlpool Corp..................................         22,000       1,200,375
                                                                   --------------
                                                                        9,398,270
                                                                   --------------
INSURANCE -- 4.3%
  Aegon N.V., ARS.................................         11,859         830,871
  Aetna, Inc......................................         45,012       4,608,104
  Allstate Corp...................................        131,194       9,577,162
  American General Corp...........................         71,486       3,413,457
  American International Group, Inc...............        140,237      20,947,902
  Aon Corp........................................         48,550       2,512,463
  Chubb Corp......................................         52,400       3,504,250
  CIGNA Corp......................................         22,000       3,905,000
  Conseco, Inc....................................         56,000       2,072,000
  General Re Corp.................................         24,150       4,395,300
  Hartford Financial Services Group, Inc..........         34,600       2,863,150
  Jefferson-Pilot Corp............................         21,475       1,500,566
  Lincoln National Corp...........................         30,600       1,969,875
  Marsh & McLennan Companies, Inc.................         48,800       3,483,100
  MBIA, Inc.......................................         12,500       1,410,156
  MGIC Investment Corp............................         34,800       1,668,225
  SAFECO Corp.....................................         37,800       1,764,788
  St. Paul Companies, Inc.........................         24,600       1,875,750
  Torchmark Corp..................................         21,500       1,531,875
  Travelers Group Inc.............................        190,494      12,013,028
  United Healthcare Corp..........................         55,800       2,901,600
  UNUM Corp.......................................         44,500       1,869,000
  USF&G Corp......................................         32,400         777,600
                                                                   --------------
                                                                       91,395,222
                                                                   --------------
LEISURE -- 0.9%
  Brunswick Corp..................................         28,100         878,125
  Harrah's Entertainment, Inc. (a)................         30,650         559,363
  Hilton Hotels Corp..............................         74,700       1,984,219
  King World Productions, Inc. (a)................         10,550         369,250
  Walt Disney Co..................................        200,467      16,087,477
                                                                   --------------
                                                                       19,878,434
                                                                   --------------
LODGING -- 0.3%
  HFS, Inc. (a)...................................         47,300       2,743,400
  ITT Corp. (a)...................................         34,100       2,082,231
  Marriott International, Inc.....................         38,400       2,356,800
                                                                   --------------
                                                                        7,182,431
                                                                   --------------
MACHINERY -- 1.1%
  Briggs & Stratton Corp..........................          6,300         315,000
  Case Corp.,.....................................         21,500       1,480,813
  Caterpillar, Inc................................         56,300       6,045,213
  Cincinnati Milacron, Inc........................         11,000         285,313
  Cooper Industries, Inc..........................         34,200       1,701,450

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Deere & Co......................................         76,600  $    4,203,425
  Dover Corp......................................         34,100       2,097,150
  Eaton Corp......................................         22,500       1,964,531
  Giddings & Lewis, Inc...........................          8,900         185,788
  Harnischfeger Industries, Inc...................         14,700         610,050
  Ingersoll-Rand Co...............................         33,300       2,056,275
  Snap-On, Inc....................................         17,500         689,063
  Timken Co.......................................         18,200         647,238
                                                                   --------------
                                                                       22,281,309
                                                                   --------------
MANUFACTURING -- 0.3%
  Illinois Tool Works, Inc........................         74,200       3,705,363
  Tyco International, Ltd.........................         50,500       3,512,906
                                                                   --------------
                                                                        7,218,269
                                                                   --------------
MEDIA -- 1.8%
  Comcast Corp. (Special Class 'A' Stock).........         95,900       2,049,863
  Dow Jones & Co., Inc............................         28,600       1,149,363
  Dun & Bradstreet Corp...........................         49,460       1,298,325
  Gannett Co., Inc................................         42,000       4,147,500
  Interpublic Group of Companies, Inc.............         25,200       1,545,075
  Knight-Ridder, Inc..............................         28,000       1,373,750
  McGraw-Hill, Inc................................         28,800       1,693,800
  Meredith Corp...................................         15,800         458,200
  New York Times Co. (Class 'A' Stock)............         28,800       1,425,600
  R. R. Donnelley & Sons Co.......................         46,200       1,692,075
  Tele-Communications, Inc. (Series 'A'
    Stock) (a)....................................        194,800       2,897,650
  Time Warner, Inc................................        168,040       8,107,930
  Times Mirror Co. (Class 'A' Stock)..............         28,200       1,558,050
  Tribune Co......................................         35,900       1,725,444
  US West Media Group (a).........................        183,500       3,715,875
  Viacom, Inc. (Class 'B' Stock) (a)..............        105,567       3,167,010
                                                                   --------------
                                                                       38,005,510
                                                                   --------------
METALS-FERROUS -- 0.2%
  Allegheny Teledyne, Inc.........................         51,380       1,387,260
  Armco, Inc. (a).................................         26,700         103,463
  Bethlehem Steel Corp. (a).......................         33,300         347,569
  Inland Steel Industries, Inc....................         14,000         365,750
  Nucor Corp......................................         25,700       1,452,050
  USX-U.S. Steel Group............................         25,740         902,509
  Worthington Industries, Inc.....................         28,600         523,738
                                                                   --------------
                                                                        5,082,339
                                                                   --------------
METALS-NON FERROUS -- 0.5%
  Alcan Aluminum, Ltd.............................         66,450       2,304,984
  Aluminum Company of America.....................         51,200       3,859,200
  Cyprus Minerals Co..............................         29,100         712,950
  Inco Ltd........................................         50,500       1,518,156
  Reynolds Metals Co..............................         21,900       1,560,375
                                                                   --------------
                                                                        9,955,665
                                                                   --------------
MINERAL RESOURCES -- 0.2%
  ASARCO, Inc.....................................         12,200         373,625
  Burlington Resources, Inc.......................         36,300       1,601,738
  Echo Bay Mines, Ltd.............................         37,200         213,900
  Homestake Mining Co.............................         42,000         548,625
  Phelps Dodge Corp...............................         19,500       1,661,156
                                                                   --------------
                                                                        4,399,044
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.7%
  Browning-Ferris Industries, Inc.................         64,700  $    2,151,275
  Crane Co........................................         13,850         579,103
  Ecolab, Inc.....................................         19,300         921,575
  General Instrument Corp. (a)....................         40,900       1,022,500
  General Signal Corp.............................         13,962         609,092
  ITT Industries, Inc.............................         33,900         872,925
  Millipore Corp..................................         12,900         567,600
  NACCO Industries, Inc. (Class 'A' Stock)........          2,500         141,094
  Pall Corp.......................................         36,500         848,625
  PPG Industries Inc..............................         54,800       3,185,250
  Textron, Inc....................................         49,200       3,265,650
  Thermo Electron Corp. (a).......................         45,600       1,550,400
                                                                   --------------
                                                                       15,715,089
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.8%
  American Greetings Corp. (Class 'A' Stock)......         23,300         865,013
  Black & Decker Corp.............................         28,600       1,063,563
  Corning, Inc....................................         68,000       3,782,500
  Eastman Kodak Co................................         98,800       7,582,900
  Jostens, Inc....................................         10,900         291,575
  Minnesota Mining & Manufacturing Co.............        123,700      12,617,400
  Polaroid Corp...................................         13,500         749,250
  Rubbermaid, Inc.................................         44,900       1,335,775
  Unilever N.V., ADR, (United Kingdom)............         47,600      10,376,800
                                                                   --------------
                                                                       38,664,776
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         51,900       2,345,231
                                                                   --------------
OIL & GAS -- 7.7%
  Amerada Hess Corp...............................         28,300       1,572,419
  Amoco Corp......................................        146,630      12,747,646
  Ashland, Inc....................................         21,400         992,425
  Atlantic Richfield Co...........................         95,570       6,737,685
  Chevron Corp....................................        194,400      14,373,450
  Coastal Corp....................................         31,400       1,670,088
  Eastern Enterprises.............................          5,100         176,906
  ENSERCH Corp....................................         21,000         467,250
  Exxon Corp......................................        739,500      45,479,250
  Kerr-McGee Corp.................................         14,600         925,275
  Louisiana Land & Exploration Co.................         11,000         628,375
  McDermott International, Inc....................         16,700         487,431
  Mobil Corp......................................        234,600      16,392,675
  NICOR, Inc......................................         14,100         505,838
  Occidental Petroleum Corp.......................         97,600       2,446,100
  ONEOK, Inc......................................          7,400         238,188
  Pennzoil Co.....................................         14,200       1,089,850
  Phillips Petroleum Co...........................         78,200       3,421,250
  Royal Dutch Petroleum Co., ADR..................        638,100      34,696,688
  Santa Fe Energy Resources, Inc. (a).............         27,970         410,809
  Sun Co., Inc....................................         22,000         682,000
  Texaco, Inc.....................................         78,700       8,558,625
  Union Pacific Resources Group, Inc..............         72,656       1,807,318
  Unocal Corp.....................................         73,600       2,856,600
  USX-Marathon Group..............................         86,500       2,497,688
                                                                   --------------
                                                                      161,861,829
                                                                   --------------
OIL & GAS SERVICES -- 0.9%
  Baker Hughes, Inc...............................         43,000       1,663,563
  Dresser Industries, Inc.........................         53,200       1,981,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Halliburton Co..................................         37,700  $    2,987,725
  Helmerich & Payne, Inc..........................          7,600         437,950
  Oryx Energy Co. (a).............................         29,100         614,738
  Rowan Companies, Inc. (a).......................         25,400         715,963
  Schlumberger Ltd................................         73,100       9,137,500
  Western Atlas, Inc. (a).........................         15,500       1,135,375
                                                                   --------------
                                                                       18,674,514
                                                                   --------------
PRECIOUS METALS -- 0.4%
  Barrick Gold Corp...............................        107,900       2,373,800
  Battle Mountain Gold Corp.......................         67,000         381,063
  Freeport-McMoRan Copper & Gold, Inc. (Class 'B'
    Stock)........................................         57,200       1,780,350
  Newmont Mining Corp.............................         47,603       1,856,517
  Placer Dome, Inc................................         69,200       1,133,150
                                                                   --------------
                                                                        7,524,880
                                                                   --------------
RAILROADS -- 0.8%
  Burlington Northern, Inc........................         46,342       4,164,987
  CSX Corp........................................         63,812       3,541,566
  Norfolk Southern Corp...........................         37,400       3,768,050
  Union Pacific Corp..............................         72,900       5,139,450
                                                                   --------------
                                                                       16,614,053
                                                                   --------------
REMARKET/LEASING OFFICE EQUIPMENT
  IKON Office Solutions, Inc......................         41,076       1,024,333
                                                                   --------------
RESTAURANTS -- 0.5%
  Darden Restaurants Inc..........................         44,000         398,750
  McDonald's Corp.................................        206,200       9,962,038
  Wendy's International, Inc......................         39,700       1,029,719
                                                                   --------------
                                                                       11,390,507
                                                                   --------------
RETAIL -- 4.9%
  Albertson's, Inc................................         73,700       2,690,050
  American Stores Co..............................         44,000       2,172,500
  AutoZone, Inc. (a)..............................         44,400       1,046,175
  Charming Shoppes, Inc...........................         23,300         121,597
  Circuit City Stores, Inc........................         29,000       1,031,313
  Costco Companies, Inc. (a)......................         63,166       2,076,582
  CVS Corp........................................         49,500       2,536,875
  Dayton-Hudson Corp..............................         65,242       3,470,059
  Dillards, Inc. (Class 'A' Stock)................         33,850       1,172,056
  Federated Department Stores, Inc. (a)...........         62,200       2,161,450
  Great Atlantic & Pacific Tea Co., Inc...........         10,100         274,594
  Harcourt General, Inc...........................         20,506         976,598
  Home Depot, Inc.................................        144,449       9,957,953
  J.C. Penney Co., Inc............................         72,700       3,794,031
  K mart Corp.....................................        142,900       1,750,525
  Kroger Co. (a)..................................         75,200       2,180,800
  Liz Claiborne, Inc..............................         22,300       1,039,738
  Longs Drug Stores, Inc..........................         12,400         324,725
  May Department Stores Co........................         71,800       3,392,550
  Mercantile Stores Co., Inc......................         11,700         736,369
  Newell Co.......................................         47,300       1,874,263
  Nike, Inc. (Class 'B' Stock)....................         85,900       5,014,413
  Nordstrom, Inc..................................         23,200       1,138,250
  Pep Boys-Manny, Moe & Jack......................         18,100         616,531
  Reebok International, Ltd.......................         16,300         762,025
  Rite Aid Corp...................................         37,200       1,855,350
  Sears, Roebuck & Co.............................        117,400       6,310,250
  Sherwin-Williams Co.............................         49,800       1,537,575
  Stride Rite Corp................................         14,400         185,400
  Supervalu, Inc..................................         20,700         714,150

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Tandy Corp......................................         16,665  $      933,240
  The Gap, Inc....................................         82,300       3,199,413
  The Limited, Inc................................         79,448       1,608,822
  TJX Companies, Inc..............................         45,600       1,202,700
  Toys 'R' Us, Inc. (a)...........................         84,850       2,969,750
  Wal-Mart Stores, Inc............................        680,000      22,992,500
  Walgreen Co.....................................         73,500       3,941,438
  Winn Dixie Stores, Inc..........................         43,600       1,624,100
  Woolworth Corp..................................         38,900         933,600
                                                                   --------------
                                                                      102,320,310
                                                                   --------------
RUBBER -- 0.2%
  B.F. Goodrich Co................................         15,800         684,338
  Cooper Tire & Rubber Co.........................         23,200         510,400
  Goodyear Tire & Rubber Co.......................         47,100       2,982,019
                                                                   --------------
                                                                        4,176,757
                                                                   --------------
TELECOMMUNICATIONS -- 7.1%
  Airtouch Communications, Inc. (a)...............        149,200       4,084,350
  Alltel Corp.....................................         55,400       1,852,438
  Ameritech Corp..................................        163,900      11,134,956
  Andrew Corp. (a)................................         26,212         737,213
  AT&T Corp.......................................        485,573      17,025,403
  Bell Atlantic Corp..............................        130,500       9,901,688
  BellSouth Corp..................................        295,800      13,717,725
  DSC Communications Corp. (a)....................         34,000         756,500
  Frontier Corp...................................         46,500         927,094
  GTE Corp........................................        285,120      12,509,640
  Lucent Technologies, Inc........................        191,460      13,797,086
  MCI Communications Corp.........................        205,700       7,874,453
  Northern Telecom, Ltd...........................         77,300       7,034,300
  NYNEX Corp......................................        130,300       7,508,538
  SBC Communications, Inc.........................        271,793      16,817,192
  Scientific-Atlanta, Inc.........................         21,500         470,313
  Sprint Corp.....................................        128,200       6,746,525
  Tellabs, Inc. (a)...............................         54,000       3,017,250
  U S West Communications, Inc....................        143,000       5,389,313
  Worldcom Inc. (a)...............................        265,900       8,508,800
                                                                   --------------
                                                                      149,810,777
                                                                   --------------
TEXTILES -- 0.2%
  Fruit of the Loom, Inc. (Class 'A' Stock) (a)...         22,200         688,200
  National Service Industries, Inc................         12,500         608,594
  Russell Corp....................................         10,600         314,025
  Springs Industries, Inc.........................          6,400         337,600
  V.F. Corp.......................................         19,118       1,627,420
                                                                   --------------
                                                                        3,575,839
                                                                   --------------
TOBACCO -- 1.6%
  Gallaher Group, PLC, ADR........................         25,900         477,531
  Phillip Morris Co. Inc.,........................        723,500      32,105,313
  UST, Inc........................................         55,300       1,534,575
                                                                   --------------
                                                                       34,117,419
                                                                   --------------
TOYS -- 0.2%
  Hasbro Inc......................................         39,000       1,106,625
  Mattel Inc......................................         84,581       2,865,181
                                                                   --------------
                                                                        3,971,806
                                                                   --------------
TRUCKING/SHIPPING -- 0.2%
  Caliber System Inc..............................         11,600         432,100
  Federal Express Corp. (a).......................         34,100       1,969,275
  Ryder System, Inc...............................         24,300         801,900
                                                                   --------------
                                                                        3,203,275
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
UTILITY - ELECTRIC -- 2.4%
  American Electric Power Co. Inc.................         57,600  $    2,419,200
  Baltimore Gas & Electric Co.....................         44,150       1,178,253
  Carolina Power & Light Co.......................         46,500       1,668,188
  Central & South West Corp.......................         61,300       1,302,625
  CINergy Corp....................................         46,339       1,613,176
  Consolidated Edison Co. of NY, Inc..............         70,000       2,060,625
  Dominion Resources, Inc.........................         53,950       1,975,919
  DTE Energy Company..............................         43,000       1,187,875
  Duke Power Co...................................        106,831       5,121,211
  Edison International............................        127,200       3,164,100
  Entergy Corp....................................         69,500       1,902,563
  FPL Group, Inc..................................         55,000       2,533,438
  GPU, Inc........................................         36,600       1,313,025
  Houston Industries, Inc.........................         71,500       1,532,781
  Niagara Mohawk Power Corp.......................         39,700         339,931
  Northern States Power Co........................         20,000       1,035,000
  Ohio Edison Co..................................         44,200         964,113
  P P & L Resources, Inc..........................         47,800         953,013
  Pacific Enterprises.............................         26,600         894,425
  PacifiCorp......................................         87,700       1,929,400
  PECO Energy Co..................................         64,800       1,360,800
  PG&E, Corp......................................        120,900       2,931,825
  Public Service Enterprise Group, Inc............         70,500       1,762,500
  Southern Co.....................................        202,600       4,431,875
  Texas Utilities Co..............................         67,129       2,311,755
  Unicom Corp.....................................         64,500       1,435,125
  Union Electric Company..........................         29,900       1,126,856
                                                                   --------------
                                                                       50,449,597
                                                                   --------------
WASTE MANAGEMENT -- 0.2%
  Waste Management, Inc...........................        137,200       4,407,550
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,180,886,147)..........................................   2,025,922,902
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 4.2%                          (000)
                                                    -------------
REPURCHASE AGREEMENTS -- 4.0%
  Joint Repurchase Agreement Account,
    5.88%, 7/1/97 Note 5..........................  $      84,707      84,707,000
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONT'D)                         (000)         (NOTE 2)
                                                    -------------  --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  United States Treasury Bill,
    4.935%, 09/18/97 (b)..........................  $       2,950  $    2,916,960
    5.05%, 09/18/97 (b)...........................            200         197,760
                                                                   --------------
                                                                        3,114,720
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $87,822,836).............................................      87,821,720
                                                                   --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $1,268,708,983; Note 6)..................................   2,113,744,622
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)...................
                                                                         (594,675)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)..................
                                                                       (2,992,395)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $2,110,157,552
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    ARS     American Regulatory Shares

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of June 30, 1997 are as follows:

                                                      VALUE AT
  NUMBER OF                  EXPIRATION  VALUE AT     JUNE 30,
  CONTRACTS        TYPE        DATE     TRADE DATE      1997      DEPRECIATION
    Long
 Positions:
               S&P 500
     183       Index          Sep 97    $82,199,350 $81,457,875   ($741,475)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            EQUITY INCOME PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.5%
                                                                       VALUE
COMMON STOCKS -- 89.8%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE/DEFENSE -- 4.0%
  Newport News Shipbuilding, Inc. (a).............         50,260  $      976,929
  Northrop Grumman Corp...........................        388,600      34,123,937
  Thiokol Corp....................................        422,000      29,540,000
  United Industrial Corp..........................         31,700         283,319
                                                                   --------------
                                                                       64,924,185
                                                                   --------------
AIRLINES -- 3.0%
  AMR Corp. (a)...................................        534,200      49,413,500
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.8%
  Chrysler Corp...................................      1,248,034      40,951,116
  Ford Motor Co...................................        130,000       4,907,500
                                                                   --------------
                                                                       45,858,616
                                                                   --------------
CANADIAN OIL & GAS -- 0.2%
  Crestar Energy, Inc. (a)........................        200,000       3,635,442
                                                                   --------------
CHEMICALS -- 3.0%
  Dow Chemical Co.................................        378,800      33,002,950
  Millennium Chemicals, Inc. (a)..................        724,998      16,493,704
                                                                   --------------
                                                                       49,496,654
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  IMO Industries, Inc. (a)........................        434,600       2,553,275
                                                                   --------------
COMPUTER HARDWARE -- 1.7%
  Intergraph Corp. (a)............................        607,700       5,165,450
  Digital Equipment Corp. (a).....................        639,100      22,648,106
                                                                   --------------
                                                                       27,813,556
                                                                   --------------
COMPUTER SYSTEMS -- 4.2%
  International Business Machines Corp.,..........        748,200      67,478,288
                                                                   --------------
CONSTRUCTION -- 0.5%
  Kaufman & Broad Home Corp.......................        462,700       8,126,169
                                                                   --------------
CONSUMER SERVICES
  Petroleum Heat and Power, Inc. (Class 'A'
    Stock)........................................         47,300         127,119
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.2%
  Gibson Greetings Inc. (a).......................        778,600      17,518,500
  RJR Nabisco Holdings Corp.......................      1,548,880      51,113,040
                                                                   --------------
                                                                       68,631,540
                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.7%
  Energy Group, PLC, ADR, (United Kingdom)........        253,750      10,752,656
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 0.5%
  United States Surgical Corp.....................        198,509       7,394,460
                                                                   --------------
ELECTRICAL EQUIPMENT -- 4.9%
  Kuhlman Corp....................................        560,000      18,060,000
  Pacific Scientific Co...........................        185,700       2,460,525
  Westinghouse Electric Corp......................      2,558,945      59,175,603
                                                                   --------------
                                                                       79,696,128
                                                                   --------------
ELECTRONICS -- 0.9%
  Esterline Technologies Corp. (a)................        275,700       9,701,194
  Instron Corp....................................        153,000       2,180,250
  Newport Corp....................................        306,900       3,452,625
                                                                   --------------
                                                                       15,334,069
                                                                   --------------
FINANCIAL SERVICES -- 10.8%
  A.G. Edwards, Inc...............................        211,000       9,020,250
  Bear Stearns Companies, Inc.....................        928,251      31,734,581
  Lehman Brothers Holdings, Inc.,.................      1,762,500      71,381,250

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Painewebber Group, Inc..........................        904,000  $   31,640,000
  Salomon, Inc....................................        560,000      31,150,000
                                                                   --------------
                                                                      174,926,081
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Fletcher Challenge Ltd., ADR, (Canada)..........         62,400         900,900
  Louisiana-Pacific Corp.,........................         71,700       1,514,662
  Potlatch Corp...................................         81,500       3,687,875
  Rayonier, Inc...................................        149,900       6,305,169
                                                                   --------------
                                                                       12,408,606
                                                                   --------------
GAS DISTRIBUTION -- 1.9%
  British Gas PLC, ADR, (United Kingdom)..........        610,600      22,515,875
  TransCanada Pipelines, Ltd......................        389,600       7,840,700
  Yankee Energy System, Inc.......................         30,400         744,800
                                                                   --------------
                                                                       31,101,375
                                                                   --------------
GAS PIPELINES -- 0.7%
  Sonat, Inc......................................        206,300      10,572,875
                                                                   --------------
HOUSING RELATED -- 1.0%
  Hanson, PLC, ADR, (United Kingdom)..............        253,750       6,343,750
  Ryland Group, Inc...............................        750,000      10,593,750
                                                                   --------------
                                                                       16,937,500
                                                                   --------------
INSURANCE -- 4.0%
  Marsh & McLennan Companies, Inc.................        537,600      38,371,200
  Ohio Casualty Corp..............................        379,900      16,715,600
  Selective Insurance Group, Inc..................        198,800       9,629,375
                                                                   --------------
                                                                       64,716,175
                                                                   --------------
LODGING -- 0.1%
  Homestead Village, Inc..........................         66,245       1,175,849
                                                                   --------------
MEDIA -- 1.0%
  Dun & Bradstreet Corp...........................        195,600       5,134,500
  Gannett Co., Inc................................        120,000      11,850,000
                                                                   --------------
                                                                       16,984,500
                                                                   --------------
METALS-FERROUS -- 2.8%
  LTV Corp........................................         90,000       1,282,500
  USX-U.S. Steel Group............................      1,259,400      44,157,712
                                                                   --------------
                                                                       45,440,212
                                                                   --------------
METALS-NON FERROUS -- 3.1%
  Aluminum Company of America.....................        420,000      31,657,500
  Reynolds Metals Co..............................        271,586      19,350,502
                                                                   --------------
                                                                       51,008,002
                                                                   --------------
MINERAL RESOURCES -- 0.3%
  Coeur D'Alene Mines Corp........................        194,678       2,518,647
  Echo Bay Mines, Ltd.............................        298,499       1,716,369
                                                                   --------------
                                                                        4,235,016
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.6%
  Tenneco, Inc....................................        227,700      10,289,194
                                                                   --------------
OIL & GAS -- 0.7%
  Mesa, Inc., (a).................................        800,000       4,600,000
  Mobil Corp......................................          1,200          83,850
  USX-Marathon Group..............................        230,600       6,658,575
                                                                   --------------
                                                                       11,342,425
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 2.9%
  Elf Aquitaine SA, ADR, (France).................        880,000      47,905,000
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES -- 5.5%
  KN Energy, Inc..................................        261,900  $   11,032,537
  McDermott International, Inc....................      1,861,300      54,326,694
  Parker & Parsley Petroleum Co...................        662,400      23,432,400
                                                                   --------------
                                                                       88,791,631
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 16.3%
  Alexander Haagen Properties, Inc................        420,000       6,825,000
  Amli Residential Properties Trust...............        208,300       4,895,050
  Beacon Properties Corp..........................        184,800       6,167,700
  Boston Properties, Inc..........................        250,000       6,875,000
  Bradley Real Estate, Inc........................        240,000       4,620,000
  Crescent Operating, Inc.........................        152,150       1,825,800
  Crescent Real Estate Equities, Inc..............      1,521,500      48,307,625
  Crown American Realty Trust.....................      1,139,500      10,540,375
  Equity Residential Properties Trust.............      1,422,700      67,578,250
  Gables Residential Trust........................        435,800      11,003,950
  Glimcher Realty Trust...........................        565,000      11,653,125
  Irvine Apartment Communities, Inc...............        392,000      11,564,000
  JDN Realty Corp.................................        293,200       9,162,500
  JP Realty, Inc..................................         84,000       2,278,500
  Kimco Realty Corp...............................         56,250       1,785,937
  Malan Realty Investors, Inc.....................        140,000       2,485,000
  Manufactured Home Communities, Inc..............        532,000      12,269,250
  Pennsylvania Real Estate Investment Trust.......         50,100       1,124,119
  Security Capital Pacific Trust..................        527,034      12,055,903
  Simon Debartolo Group, Inc......................        214,300       6,857,600
  Sunstone Hotel Investors, Inc...................        240,000       3,480,000
  TriNet Corporate Realty Trust, Inc..............        166,700       5,511,519
  Vornado Realty Trust............................        228,800      16,502,200
  Walden Residential Properties, Inc..............          5,000         128,125
                                                                   --------------
                                                                      265,496,528
                                                                   --------------
RETAIL -- 2.6%
  J.C. Penney Co., Inc............................        669,800      34,955,187
  Tandy Corp......................................        140,000       7,840,000
                                                                   --------------
                                                                       42,795,187
                                                                   --------------
TELECOMMUNICATIONS -- 0.6%
  Telefonos de Mexico SA (Class 'L' Stock), ADR,
    (Mexico)......................................        198,000       9,454,500
                                                                   --------------
TEXTILES -- 0.9%
  Garan, Inc......................................          2,900          58,362
  Kellwood Co.....................................        518,900      14,399,475
  Oxford Industries, Inc..........................         34,500         978,938
                                                                   --------------
                                                                       15,436,775
                                                                   --------------
TOBACCO -- 1.0%
  Bat Industries, PLC, ADR, (United Kingdom)......        606,500      11,106,531
  UST, Inc........................................        202,100       5,608,275
                                                                   --------------
                                                                       16,714,806
                                                                   --------------
TRUCKING/SHIPPING -- 0.8%
  Alexander & Baldwin, Inc........................        287,750       7,517,469
  Yellow Corp.....................................        259,700       5,810,788
                                                                   --------------
                                                                       13,328,257
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
UTILITY - ELECTRIC -- 0.4%
  Centerior Energy Corp...........................         46,600  $      521,338
  Central Louisiana Electric Co...................          6,100         171,563
  Pacific Gas & Electric, Co......................        240,000       5,820,000
                                                                   --------------
                                                                        6,512,901
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,027,989,798)..........................................   1,458,809,052
                                                                   --------------

PREFERRED STOCKS -- 3.7%
EXPLORATION & PRODUCTION -- 0.5%
  Parker & Parsley Capital, LLC (Cum. Conv.)......        118,800       7,603,200
                                                                   --------------
INTEGRATED PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%...............         34,372       1,946,315
                                                                   --------------
METALS-FERROUS -- 1.3%
  Bethlehem Steel Corp. (Cum. Conv.)..............        264,000      10,626,000
  Rouge Steel.....................................        262,500       4,167,188
  USX Capital Trust 6/7 (Cum. Conv.)..............        114,600       5,507,962
                                                                   --------------
                                                                       20,301,150
                                                                   --------------
METALS-NON FERROUS -- 0.4%
  Hecla Mining Co. (Cum. Conv.), Series B.........         60,000       2,801,250
  Kaiser Aluminum Corp. (Cum. Conv.)..............        319,900       3,598,875
                                                                   --------------
                                                                        6,400,125
                                                                   --------------
OIL SERVICES -- 0.3%
  McDermott International, Inc. (Cum. Conv.),
    Series C......................................         88,000       4,334,000
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Security Capital Pacific Trust (Cum. Conv.),
    Series A......................................         54,500       1,662,250
                                                                   --------------
RETAIL -- 0.8%
  Kmart Corp. (Cum. Conv.)........................        247,300      13,570,587
                                                                   --------------
TEXTILES/APPAREL -- 0.2%
  Fieldcrest Cannon, Inc. (Cum. Conv.), Series
    A.............................................         85,000       3,910,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $61,980,377).............................................      59,727,627
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
CONSTRUCTION
  Morrison Knudsen Corp...........................          5,689          35,556
                                                                   --------------
LODGING
  Homestead Village, Inc..........................         44,442         377,757
                                                                   --------------
TOTAL WARRANTS
  (cost $191,545)................................................         413,313
                                                                   --------------
                                                      PRINCIPAL
CONVERTIBLE                                            AMOUNT
BONDS -- 1.2%                                           (000)
                                                    -------------
EXPLORATION & PRODUCTION -- 0.1%
  Oryx Energy Co.
    7.50%, 05/15/14...............................  $       1,760       1,733,600
                                                                   --------------
OIL & GAS SERVICES -- 0.3%
  Baker Hughes, Inc.
    0.00%, 05/05/08...............................          5,940       4,573,800
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                      PRINCIPAL
CONVERTIBLE                                            AMOUNT          VALUE
BONDS (CONTINUED)                                       (000)         (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Alexander Haagen Properties, Inc., Series A
    7.50%, 01/15/01...............................  $         600  $      582,000
    7.50%, 01/15/01...............................          1,000         965,000
  Malan Realty Investors, Inc.
    9.50%, 07/15/04...............................          3,000       3,090,000
                                                                   --------------
                                                                        4,637,000
                                                                   --------------
RETAIL -- 0.5%
  Charming Shoppes, Inc.
    7.50%, 07/15/06...............................          8,000       7,940,000
                                                                   --------------
TOTAL CONVERTIBLE BONDS
  (cost $17,976,268).............................................      18,884,400
                                                                   --------------
LONG-TERM BONDS -- 1.8%
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.8%
  United States Treasury Note,
    6.75%, 08/15/26...............................         30,000      29,690,700
                                                                   --------------
    (cost $29,016,419)
TOTAL LONG-TERM INVESTMENTS
  (cost $1,137,154,407)..........................................   1,567,525,092
                                                                   --------------

SHORT-TERM INVESTMENT -- 3.1%
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97...............................         50,423      50,423,000
                                                                   --------------
    (cost $50,423,000; Note 5)
TOTAL INVESTMENTS -- 99.6%
  (cost $1,187,577,407; Note 6)..................................   1,617,948,092
                                                                   --------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%............................................       7,204,426
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,625,152,518
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    LLC     Limited Liability Company
    PLC     Public Limited Company (British Corporation)
     SA     Sociedad Anonima (Spanish Corportion) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing Security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EQUITY PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 75.0%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AUTOS - CARS & TRUCKS -- 3.5%
  Chrysler Corp...................................      2,862,120  $   93,913,312
  General Motors Corp.............................        700,000      38,981,250
  Navistar International Corp. (a)................        395,200       6,817,200
  PACCAR Inc......................................        279,400      12,974,637
  TRW, Inc........................................        694,400      39,450,600
                                                                   --------------
                                                                      192,136,999
                                                                   --------------
BANKS & FINANCIAL SERVICES -- 6.0%
  Bank of New York Co., Inc.......................      1,200,000      52,200,000
  BankAmerica Corp................................      1,100,000      71,018,750
  Chase Manhattan Corp............................        475,600      46,162,925
  First America Bank Corp.........................        280,500      12,832,875
  Great Western Financial Corp....................        653,800      35,141,750
  Mellon Bank Corp................................        552,796      24,944,920
  Mercantile Bankshares Corp......................        279,600      11,184,000
  NationsBank Corp................................        800,000      51,600,000
  Republic New York Corp..........................        225,000      24,187,500
                                                                   --------------
                                                                      329,272,720
                                                                   --------------
CHEMICALS -- 1.8%
  BOC Group, PLC ADR (United Kingdom).............        800,000      28,400,000
  Eastman Chemical Co.............................        691,650      43,919,775
  Wellman, Inc....................................        798,200      13,868,725
  Witco Corp......................................        268,800      10,197,600
                                                                   --------------
                                                                       96,386,100
                                                                   --------------
COMPUTERS -- 3.8%
  Amdahl Corp. (a)................................      4,000,000      35,000,000
  Digital Equipment Corp. (a).....................      3,050,000     108,084,375
  Gerber Scientific, Inc..........................        419,800       8,291,050
  International Business Machines Corp............        600,000      54,112,500
  NCR Corp........................................        100,000       2,975,000
                                                                   --------------
                                                                      208,462,925
                                                                   --------------
CONSTRUCTION & HOUSING -- 1.3%
  American Standard Co., Inc. (a).................      1,050,000      46,987,500
  Centex Corp.....................................        600,000      24,375,000
                                                                   --------------
                                                                       71,362,500
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 5.6%
  Gibson Greeting Inc. (a)........................        750,000      16,875,000
  Kimberly-Clark Corp.............................        500,000      24,875,000
  Loews Corp......................................      1,600,000     160,200,000
  RJR Nabisco Holdings Corp.......................      3,100,000     102,300,000
                                                                   --------------
                                                                      304,250,000
                                                                   --------------
ELECTRICAL EQUIPMENT
  Rexel, Inc. (a).................................        107,199       1,983,181
                                                                   --------------
ELECTRONICS -- 0.5%
  Harris Corp.....................................        300,000      25,200,000
                                                                   --------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
  NorAm Energy Corp...............................      1,300,000      19,825,000
                                                                   --------------
FINANCIAL SERVICES -- 6.1%
  American Express Co.............................      1,100,000      81,950,000
  Lehman Brothers Holdings, Inc.,.................        900,000      36,450,000
  Morgan (J.P.) & Co., Inc........................        395,400      41,269,875
  Morgan Stanley, Dean Witter, Discover & Co......      3,200,000     137,800,000
  Salomon, Inc....................................        700,000      38,937,500
                                                                   --------------
                                                                      336,407,375
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES -- 0.5%
  Guiness PLC (United Kingdom)....................      3,000,000  $   29,357,388
                                                                   --------------
FOREST PRODUCTS -- 8.4%
  Georgia-Pacific Corp............................        900,000      76,837,500
  International Paper Co..........................      1,350,000      65,559,375
  James River Corp. of Virginia...................        560,000      20,720,000
  Mead Corp.......................................        900,000      56,025,000
  Rayonier Inc....................................        830,400      34,928,700
  Temple-Inland Inc...............................        850,000      45,900,000
  Weyerhaeuser Co.................................      1,450,000      75,400,000
  Willamette Industries, Inc......................      1,250,000      87,500,000
                                                                   --------------
                                                                      462,870,575
                                                                   --------------
HEALTHCARE -- 3.8%
  Foundation Health Corp. (a).....................      1,859,910      56,378,522
  Tenet Healthcare Corp. (a)......................      3,237,832      95,718,408
  Wellpoint Health Networks Inc...................      1,194,600      54,802,275
                                                                   --------------
                                                                      206,899,205
                                                                   --------------
INSURANCE -- 11.9%
  American Financial Group Inc....................        552,700      23,455,206
  American General Corp...........................      1,000,000      47,750,000
  Chubb Corp......................................      2,206,400     147,553,000
  Citizens Corp...................................        700,000      19,337,500
  Equitable Companies, Inc. (The).................      1,800,000      59,850,000
  Old Republic International Corp.................      1,950,885      59,136,202
  SAFECO Corp.....................................      1,600,000      74,700,000
  St. Paul Companies, Inc.........................        826,900      63,051,125
  Travelers Group Inc.............................      1,800,000     113,512,500
  Western National Corp...........................      1,624,300      43,551,544
                                                                   --------------
                                                                      651,897,077
                                                                   --------------
METALS-FERROUS -- 0.6%
  Bethlehem Steel Corp. (a).......................        500,000       5,218,750
  Birmingham Steel Corp...........................      1,527,400      23,674,700
  Carpenter Technology Corp.......................        100,000       4,575,000
                                                                   --------------
                                                                       33,468,450
                                                                   --------------
METALS-NON FERROUS -- 1.5%
  Aluminum Company of America.....................        600,000      45,225,000
  AMAX Gold Inc. (a)..............................        131,342         804,470
  Cyprus Amax Minerals Co.........................      1,533,200      37,563,400
  Nord Resources Corp. (a)........................        130,500         407,813
                                                                   --------------
                                                                       84,000,683
                                                                   --------------
OIL & GAS -- 2.0%
  Amerada Hess Corp...............................        325,000      18,057,813
  Atlantic Richfield Co...........................        800,000      56,400,000
  Total SA, ADR (France)..........................        738,365      37,379,728
                                                                   --------------
                                                                      111,837,541
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 3.7%
  Elf Aquitaine SA, ADR (France)..................      2,424,433     131,980,071
  Occidental Petroleum Corp.......................      1,100,000      27,568,750
  Oryx Energy Co. (a).............................      1,600,000      33,800,000
  Union Texas Petroleum Holdings, Inc.............        504,500      10,562,969
                                                                   --------------
                                                                      203,911,790
                                                                   --------------
RESTAURANTS -- 1.3%
  Darden Restaurants Inc..........................      7,922,700      71,799,469
                                                                   --------------
RETAIL -- 7.1%
  Dayton-Hudson Corp..............................        358,800      19,083,675
  Dillards Department Stores, Inc. (a)............      3,000,000     103,875,000
  K-Mart Corp. (a)................................      6,500,000      79,625,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                                  VALUE
COMMON STOCKS(CONTINUED)                               SHARES                   (NOTE 2)
                                                    -------------            --------------
  Petrie Stores Corp. (a).........................        540,000            $    1,704,375
  Tandy Corp......................................      1,382,900                77,442,400
  Toys 'R' Us, Inc. (a)...........................      1,800,000                63,000,000
  Waban, Inc. (a).................................      1,300,000                41,843,750
                                                                             --------------
                                                                                386,574,200
                                                                             --------------
TELECOMMUNICATIONS -- 3.2%
  360 Communication Co. (a).......................      1,396,066                23,907,630
  AT&T Corp.......................................      1,600,000                56,100,000
  Loral Corp......................................      1,800,000                27,000,000
  Telefonica de Espana, SA, ADR (Spain)...........        800,000                69,000,000
                                                                             --------------
                                                                                176,007,630
                                                                             --------------
TEXTILES
  Worldtex, Inc. (a)..............................        107,199                   857,592
                                                                             --------------
TRANSPORTATION -- 0.4%
  OMI Corp. (a)...................................      1,000,000                 9,562,500
  Overseas Shipholding Group, Inc.................        600,000                11,775,000
                                                                             --------------
                                                                                 21,337,500
                                                                             --------------
UTILITY - ELECTRIC -- 1.5%
  American Electric Power Company, Inc............        180,000                 7,560,000
  GPU, Inc........................................        500,000                17,937,500
  Long Island Lighting Co.........................      1,541,400                35,452,200
  Unicom Corp.....................................        991,800                22,067,550
                                                                             --------------
                                                                                 83,017,250
                                                                             --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc...................        270,000                 5,771,250
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,658,631,715)....................................................   4,114,894,400
                                                                             --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 24.8%                        RATING       (000)
                                                    ------------  ---------
CERTIFICATES OF DEPOSIT-YANKEE -- 6.1%
  Bank of Montreal, (Canada),
    6.375%, 07/01/97..............................       P1       $  55,177      55,177,000
  Berliner Handels, (Germany),
    5.72%, 07/21/97...............................       NR          13,000      13,000,072
  Canadian Imperial Bank, (Canada),
    5.60%, 08/25/97...............................       P3           1,000       1,000,000
    6.25%, 07/01/97...............................       P3          47,104      47,104,000
  Commerzbank, (Germany),
    5.58%, 07/01/97...............................       P1          12,000      12,000,000
  Credit Agricole Indosuez, (France),
    5.63%, 08/11/97...............................       NR          25,000      25,000,699
  Deutsche Bank, (Germany),
    6.25%, 07/01/97...............................       P1          55,177      55,177,000
  Republic National Bank of NY, (Canada)
    6.25%, 07/01/97...............................       P1          55,177      55,177,000

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Societe Generale, (France),
    6.375%, 07/01/97..............................       P1       $  55,177  $   55,177,000
  Svenska Handelsbanken, (Sweden),
    5.66%, 07/14/97...............................       P1          13,000      13,000,089
                                                                             --------------
                                                                                331,812,860
                                                                             --------------
COMMERCIAL PAPER -- 8.8%
  American Honda Finance Corp.,
    5.65%, 07/28/97...............................       P2           9,000       8,961,862
  Aristar, Inc.,
    5.67%, 07/14/97...............................       P3           3,000       2,993,857
    5.70%, 07/24/97...............................       P3           1,000         996,358
    5.70%, 07/28/97...............................       P3             960         955,896
  Associates Corp. of North America,
    5.55%, 07/03/97...............................       P3          10,000       9,996,917
    6.188%, 07/01/97..............................       P3          28,000      28,000,000
  Bear, Stearns & Co.,
    5.57%, 07/07/97...............................       P2           7,000       6,993,502
  Citicorp,
    5.70%, 07/10/97...............................       P3          45,000      44,935,875
  Countrywide Home Loan, Inc.,
    5.55%, 07/02/97...............................       P3          12,000      11,998,150
    5.60%, 08/07/97...............................       P3          12,000      11,930,933
  Creditanstalt Finance Inc.,
    5.55%, 07/03/97...............................       NR           4,000       3,998,767
  Finova Capital Corp.,
    5.60%, 07/07/97...............................       NR           9,000       8,991,600
    5.70%, 07/07/97...............................       NR           1,450       1,448,622
    5.71%, 07/15/97...............................       NR           3,000       2,993,338
  Ford Motor Credit Corp.,
    5.55%, 07/09/97...............................       P1          49,000      48,939,567
  General Electric Capital Corp.,
    6.30%, 07/01/97...............................       P1          55,177      55,177,000
  General Motors Acceptance Corp.,
    5.59%, 07/07/97...............................       P3          52,000      51,951,553
  GTE Corp.,
    5.60%, 07/23/97...............................       P3          10,000       9,965,778
  Hertz Corp.,
    5.55%, 07/08/97...............................       P3           3,500       3,496,223
  John Deere Capital Corp.,
    5.54%, 07/09/97...............................       P2           3,000       2,996,307
  Lehman Brothers Holdings, Inc.,
    5.75%, 07/02/97...............................       NR          18,000      17,997,125
    6.40%, 07/01/97...............................       NR          15,000      15,000,000
  Merrill Lynch & Co. Inc.,
    5.57%, 08/18/97...............................       P3           6,000       5,955,440
  Mitsubishi International Corp.,
    5.65%, 07/09/97...............................       NR          39,000      38,951,033
    5.75%, 07/08/97...............................       NR          16,220      16,201,865
  NYNEX Corp.,
    5.55%, 07/07/97...............................       P2           2,900       2,897,317
    5.60%, 08/05/97...............................       P2           7,100       7,061,344
  PHH Corp.,
    5.67%, 07/07/97...............................       NR           7,000       6,993,385

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Preferred Receivables Funding Corp.,
    5.55%, 07/10/97...............................       P1       $   2,000  $    1,997,225
  Rank Xerox Capital, PLC, (Europe),
    5.60%, 07/21/97...............................       NR           4,105       4,092,229
  Sears Roebuck Acceptance Corp.,
    6.20%, 07/01/97...............................       P2          13,000      13,000,000
  Smith Barney, Inc.,
    5.55%, 07/07/97...............................       P2          10,000       9,990,750
  Xerox Corp.,
    5.60%, 07/11/97...............................       P2          26,000      25,959,556
                                                                             --------------
                                                                                483,819,374
                                                                             --------------
REPURCHASE AGREEMENTS -- 7.7%
  First National Bank of Chicago,
    6.25%, 07/01/97...............................                   53,220      53,220,000
  Joint Repurchase Agreement Account,
    5.883%, 07/01/97 (Note 5).....................                  371,391     371,391,000
                                                                             --------------
                                                                                424,611,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 2.2%
  Federal Home Loan Bank,
    5.23%, 07/10/97...............................                   21,200      21,170,956
  Federal Home Loan Mortgage Corp.,
    5.17%, 08/14/97...............................                    9,360       9,297,101
    5.53%, 08/07/97 (b)...........................                   10,000       9,943,164
    5.53%, 08/14/97...............................                    5,000       4,966,206
  Federal National Mortgage Association,
    5.40%, 12/05/97...............................                   10,000       9,989,100
    5.53%, 10/29/97...............................                    8,000       7,997,520
    5.54%, 08/05/97...............................                      900         895,122
    5.89%, 05/21/98...............................                   10,000      10,007,800
    8.95%, 07/10/97...............................                    4,300       4,302,666

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United States Treasury Notes,
    5.125%, 02/28/98..............................                $  30,000  $   29,887,500
    5.75%, 09/30/97...............................                   12,000      12,009,360
                                                                             --------------
                                                                                120,466,495
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,360,702,882)....................................................   1,360,709,729
                                                                             --------------
TOTAL INVESTMENTS -- 99.8%
  (cost $4,019,334,597; Note 6)............................................   5,475,604,129
                                                                             --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..............................
                                                                                  8,754,229
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,484,358,358
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    PLC     Public Limited Company (British Corporation)
     SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b)  Indicates a variable rate security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         PRUDENTIAL JENNISON PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.1%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 3.5%
  Boeing Co.......................................        171,500  $    9,100,219
  Gartner Group Inc.,.............................         67,700       2,432,969
                                                                   --------------
                                                                       11,533,188
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.9%
  Chase Manhattan Corp............................         63,100       6,124,644
                                                                   --------------
BUSINESS SERVICES -- 4.8%
  Eagle River Interactive, Inc. (a)...............         84,600         676,800
  Manpower, Inc...................................         66,800       2,972,600
  Omnicom Group, Inc..............................         95,800       5,903,675
  Reuters Holdings PLC, ADR (United Kingdom),.....        103,400       6,514,200
                                                                   --------------
                                                                       16,067,275
                                                                   --------------
COMMERCIAL SERVICES -- 1.7%
  CUC International, Inc. (a).....................        212,100       5,474,831
                                                                   --------------
COMPUTER SERVICES -- 5.9%
  3Com Corp. (a)..................................        130,100       5,854,500
  Cisco Systems, Inc. (a).........................        139,800       9,384,075
  SAP AG, ADR (Germany)...........................         60,800       4,210,400
                                                                   --------------
                                                                       19,448,975
                                                                   --------------
COMPUTER SYSTEMS -- 8.6%
  COMPAQ Computer Corp., (a)......................         67,300       6,679,525
  Dell Computer Corp., (a)........................         51,800       6,083,263
  Diebold, Inc....................................         83,900       3,272,100
  Hewlett-Packard Co.,............................        150,700       8,439,200
  International Business Machines Corp.,..........         45,600       4,112,550
                                                                   --------------
                                                                       28,586,638
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 12.4%
  Boston Scientific Corp. (a).....................         65,600       4,030,300
  Bristol-Myers Squibb Co.........................         88,500       7,168,500
  Eli Lilly & Co..................................         76,500       8,362,406
  Merck & Co., Inc................................         40,300       4,171,050
  Pfizer, Inc.,...................................         78,500       9,380,750
  Smithkline Beecham, PLC, UTS, ADR (United
    Kingdom)......................................         90,000       8,246,250
                                                                   --------------
                                                                       41,359,256
                                                                   --------------
ELECTRONICS -- 10.9%
  Applied Materials, Inc. (a).....................         64,500       4,567,406
  Intel Corp......................................         56,100       7,955,681
  International Rectifier Corp. (a)...............        189,700       3,533,162
  KLA Instruments Corp. (a).......................        105,500       5,143,125
  LSI Logic Corp. (a).............................        157,700       5,046,400
  Symbol Technologies, Inc. (a)...................        123,550       4,154,369
  Texas Instruments, Inc..........................         68,700       5,775,094
                                                                   --------------
                                                                       36,175,237
                                                                   --------------
FINANCIAL SERVICES -- 5.5%
  MBNA Corp.......................................         90,250       3,305,406
  Morgan Stanley, Dean Witter, Discover & Co......        129,520       5,577,455
  Schwab (Charles) Corp.,.........................         93,100       3,788,006
  Washington Mutual Inc...........................         92,400       5,520,900
                                                                   --------------
                                                                       18,191,767
                                                                   --------------
FOOD & BEVERAGES -- 1.0%
  PepsiCo, Inc....................................         86,800       3,260,425
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
HOSPITAL MANAGEMENT -- 3.1%
  Healthsouth Corp., (a)..........................        207,300  $    5,169,544
  PhyCor, Inc., (a)...............................        147,500       5,079,531
                                                                   --------------
                                                                       10,249,075
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 2.1%
  Gillette Co.....................................         72,300       6,850,425
                                                                   --------------
INSURANCE -- 7.7%
  CIGNA Corp......................................         29,800       5,289,500
  MGIC Investment Corp............................        133,100       6,380,481
  Mutual Risk Management, Ltd.....................         99,866       4,581,353
  Provident Companies, Inc........................         75,400       4,033,900
  UNUM Corp.......................................        128,800       5,409,600
                                                                   --------------
                                                                       25,694,834
                                                                   --------------
LEISURE -- 2.5%
  Walt Disney Co..................................        103,800       8,329,950
                                                                   --------------
LODGING -- 1.7%
  Hilton Hotels Corp..............................        214,600       5,700,312
                                                                   --------------
MACHINERY -- 1.4%
  Case Corp.......................................         66,800       4,600,850
                                                                   --------------
MEDIA -- 1.9%
  Clear Channel Communications, Inc. (a)..........        100,300       6,168,450
                                                                   --------------
OIL & GAS -- 1.5%
  Union Pacific Resources Group, Inc..............        192,700       4,793,412
                                                                   --------------
OIL & GAS SERVICES -- 2.4%
  Schlumberger Ltd................................         64,800       8,100,000
                                                                   --------------
RESTAURANTS -- 0.7%
  McDonald's Corp.................................         50,800       2,454,275
                                                                   --------------
RETAIL -- 5.2%
  Corporate Express, Inc. (a).....................        241,750       3,490,266
  Dollar General Corporation......................         43,100       1,616,250
  Kohl's Corp. (a)................................         89,200       4,722,025
  Sears, Roebuck & Co.............................         49,700       2,671,375
  The Gap, Inc....................................        125,800       4,890,475
                                                                   --------------
                                                                       17,390,391
                                                                   --------------
TELECOMMUNICATIONS -- 7.0%
  Ascend Communications, Inc. (a).................         62,800       2,472,750
  L.M. Ericsson Telephone Co. (Class 'B' Stock),
    ADR (Sweden)..................................        132,300       5,209,313
  Nokia AB Corp., ADR (Japan).....................         89,100       6,571,125
  Tellabs, Inc. (a)...............................        102,400       5,721,600
  Vodafone Group PLC, ADR (United Kingdom)........         68,700       3,327,656
                                                                   --------------
                                                                       23,302,444
                                                                   --------------
TRUCKING/SHIPPING -- 1.2%
  Federal Express Corp. (a).......................         71,300       4,117,575
                                                                   --------------
SOFTWARE -- 2.5%
  Intuit, Inc. (a)................................        120,000       2,752,500
  Microsoft Corp., (a)............................         44,300       5,598,413
                                                                   --------------
                                                                        8,350,913
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $259,025,944)............................................     322,325,142
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 3.4%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97 (Note 5)......................  $      11,397  $   11,397,000
                                                                   --------------
    (cost $11,397,000)
TOTAL INVESTMENTS -- 100.5%
  (cost $270,422,944 ; Note 6)...................................     333,722,142
                                                                   --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)..................
                                                                       (1,662,298)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  332,059,844
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    PLC     Public Limited Company (British Corporation)
    UTS     Unit Trust Shares

(a)  Non-income producing security

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                GLOBAL PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.3%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
ARGENTINA -- 0.8%
  Banco Frances Del Rio De La Plata (Banks and
    Savings & Loans)..............................        485,395  $    5,257,590
                                                                   --------------
AUSTRALIA -- 3.5%
  Brambles Industries, Ltd. (Miscellaneous - Basic
    Industry).....................................        585,900      11,578,801
  Broken Hill Proprietary Co., Ltd. (Metals -
    Diversified)..................................        500,731       7,361,195
  Publishing and Broadcasting, Ltd. (Media).......        224,600       1,293,071
  Woolworth Ltd. (Retail).........................      1,005,600       3,300,673
                                                                   --------------
                                                                       23,533,740
                                                                   --------------
BRAZIL -- 0.8%
  Basil De Distrub., ADR (Retail) (a)(b)..........        235,000       5,346,250
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 4.5%
  Hoechst, AG (Chemicals) (a).....................         96,000       4,072,294
  Linde, AG (Machinery) (a).......................         12,040       9,216,399
  SAP, AG (Computer Services) (a).................         43,300       8,689,794
  Volkswagen, AG (Autos -- Cars & Trucks).........         11,100       8,509,576
                                                                   --------------
                                                                       30,488,063
                                                                   --------------
FINLAND -- 1.9%
  Nokia Corp. (Class 'A' Stock)
    (Telecommunications)..........................        168,900      12,756,638
                                                                   --------------
FRANCE -- 7.2%
  Carrefour Supermarche, SA (Retail)..............         19,300      14,015,943
  Imetal (Steel)..................................         27,136       3,596,863
  Legrand, SA (Electrical Equipment)..............         40,500       7,132,405
  SGS Thomson Microelectronics, N.V.,
    (Electronics) (a).............................        114,240       9,133,494
  Total SA (Class 'B' Stock) (Petroleum)..........         66,100       6,680,801
  Valeo, SA (Autos - Cars & Trucks)...............        137,785       8,557,274
                                                                   --------------
                                                                       49,116,780
                                                                   --------------
HONG KONG -- 3.9%
  CDL Hotels International, Ltd. (Real Estate
    Development)..................................      7,294,145       2,965,674
  Guoco Group, Ltd. (Financial Services)..........      1,944,000      10,237,522
  Hutchison Whampoa, Ltd. (Miscellaneous - Basic
    Industry).....................................        786,000       6,822,652
  New World Development Co., Ltd. (Real Estate
    Development)..................................      1,123,000       6,740,174
                                                                   --------------
                                                                       26,766,022
                                                                   --------------
ITALY -- 4.0%
  Credito Italiano (Financial Services) (a).......      3,150,000       5,768,094
  Gucci Group, ADR (Textiles).....................        124,700       8,027,562
  Telecom Italia Mobile SpA
    (Telecommunications)..........................      4,060,000      13,147,711
                                                                   --------------
                                                                       26,943,367
                                                                   --------------
JAPAN -- 18.5%
  Aoki International, Co., Ltd. (Retail) (a)......        419,000       7,463,849
  Aoyama Trading, Co., Ltd. (Retail)..............        254,000       8,162,068
  Daibiru Corp. (Real Estate Development).........      1,070,000      12,893,818
  Daito Trust Construction Co. (Construction).....        661,000       7,792,089
  Daiwa Securities Co., Ltd. (Financial
    Services) (a).................................        836,000       6,599,232
  Makita Corp. (Machinery)........................        426,000       6,249,389

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Mikuni Coca Cola Bottling (Containers &
    Packaging)....................................        254,000  $    3,770,520
  Mitsui Fudosan (Real Estate Development)........        449,000       6,194,726
  Mycal Corp. (Retail) (a)........................        265,000       3,818,110
  Namco, Ltd. (Leisure)...........................        154,500       5,963,063
  Nichiei Co., Ltd. (Financial Services)..........         84,400       9,801,956
  Nippon Shokubai Co. (Chemicals).................        539,000       4,283,007
  Nomura Securities Co., Ltd. (Financial
    Services) (a).................................        513,000       7,077,716
  Seino Transportation (Trucking/ Shipping).......        325,000       3,519,036
  Sekisui Housing, Ltd. (Real Estate) (a).........        682,000       6,908,138
  Senshukai (Retail)..............................        411,000       4,199,005
  Shiseido Co., Ltd. (Cosmetics & Soaps)..........        504,000       8,317,848
  Sumitomo Marine & Fire Insurance (Insurance)....        553,000       4,539,120
  Tokio Marine & Fire Insurance (Insurance).......        320,000       4,191,408
  Yodogawa Steel Works (Steel)....................        553,000       3,380,196
                                                                   --------------
                                                                      125,124,294
                                                                   --------------
MEXICO -- 3.7%
  Apasco, SA de CV (Steel)........................        706,100       5,073,453
  Cifra, SA de CV (Class 'B' Stock)
    (Retail) (a)..................................      4,291,507       7,999,266
  Fomento Economico Mexicano, SA de CV (Class 'B'
    Stock) (Food & Beverages) (a).................      1,314,100       7,835,236
  Kimberly Clark (Series A) (Paper Products)......      1,097,500       4,427,077
                                                                   --------------
                                                                       25,335,032
                                                                   --------------
NETHERLANDS -- 2.9%
  Heineken, N.V. (Food & Beverages)...............         22,725       3,877,834
  Nutricia Verenigde Bedrijven (Healthcare).......         40,000       6,316,292
  Royal Dutch Petroleum (Petroleum) (a)...........        177,200       9,215,734
                                                                   --------------
                                                                       19,409,860
                                                                   --------------
NEW ZEALAND -- 0.1%
  Fletcher Challenge Forestry Division (Forest
    Products).....................................        293,204         427,016
                                                                   --------------
THE PHILIPPINES -- 1.3%
  Philippine Long Distance Telephone, ADR
    (Telecommunications)..........................        131,600       8,455,300
                                                                   --------------
SINGAPORE -- 2.2%
  Overseas Chinese Banking Corp., Ltd. (Banks and
    Savings & Loans) (a)..........................        594,400       6,153,123
  Overseas Union Bank, Ltd. (Banks and Savings &
    Loans) (a)....................................      1,010,800       6,292,313
  Sembawang Maritime, Ltd. (Trucking/Shipping)....        883,500       2,768,469
                                                                   --------------
                                                                       15,213,905
                                                                   --------------
SPAIN -- 3.0%
  Banco Central Hispanoamericano, ADR (Banks &
    Financial Services)...........................        225,806       8,260,344
  Centros Commerciales Pryca, SA (Retail).........        207,362       4,489,456
  Telefonica De Espana (Telecommunications).......        271,700       7,855,487
                                                                   --------------
                                                                       20,605,287
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
SWEDEN -- 6.3%
  Allgon Corp. (Miscellaneous - Basic Industry)...        344,400  $    5,465,026
  Astra AB (Series 'B' Free) (Drugs and Hospital
    Supplies).....................................        462,213       8,172,743
  Hennes & Mauritz (Series 'B' Free) (Retail).....        460,900      16,239,349
  Mo Och Domsjo, AB (Series'B' Free) (Forest
    Products).....................................        168,100       5,530,883
  Skandinaviska Enskilda Bank (Series A) (Banks
    and Savings & Loans)..........................        701,700       7,589,811
                                                                   --------------
                                                                       42,997,812
                                                                   --------------
UNITED KINGDOM -- 12.1%
  Bank Of Ireland (Banks and Savings & Loans).....      1,052,500      11,560,713
  Barclays, PLC (Banks and Savings & Loans).......        336,400       6,673,456
  British Sky Broadcasting Group, PLC (Media).....      1,058,100       7,748,149
  Dixons Group, PLC (Retail)......................        844,000       6,559,608
  Guest Kean & Nettlefolds, PLC (Autos - Cars &
    Trucks) (a)(b)................................        479,040       8,247,472
  Hays, PLC (Commercial Services).................        556,600       5,280,033
  Reed International PLC (Miscellaneous - Basic
    Industry).....................................        638,400       6,162,252
  Siebe, PLC (Machinery)..........................        459,240       7,780,474
  Standard Chartered, PLC (Banks and Savings &
    Loans)........................................        621,300       9,471,426
  Vodafone Group, PLC (Telecommunications)........      2,564,400      12,504,662
                                                                   --------------
                                                                       81,988,245
                                                                   --------------
UNITED STATES -- 21.6%
  Adaptec, Inc. (Computer Services) (b)...........        189,000       6,567,750
  Baker Hughes, Inc. (Oil Services)...............        175,500       6,789,656
  Circus Circus Enterprises, Inc. (Leisure).......        309,300       7,616,512
  Cisco Systems, Inc. (Computer Services) (a).....        165,800      11,129,325
  Electronic Arts, Inc. (Computer Services).......        207,400       6,973,825
  Mattel Inc. (Toys)..............................        359,258      12,169,865
  Mcafee Associates Inc (Software) (a)............        111,300       7,025,812
  Microsoft Corp. (Computer Services) (a).........        118,500      14,975,438
  Mirage Resorts, Inc. (Leisure) (a)..............        226,500       5,719,125
  Mobil Corp. (Oil & Gas).........................        174,000      12,158,250
  Motorola, Inc. (Electronics)....................         72,200       5,487,200
  Oracle Corp. (Computer Services) (a)............        270,600      13,631,475
  Texas Instruments, Inc. (Electronics)...........         75,600       6,355,125
  Tiffany & Co. (Retail)..........................        141,900       6,554,006
  Time Warner, Inc. (Media).......................        185,700       8,960,025
  Transocean Offshore, Inc. (Petroleum
    Services).....................................         85,500       6,209,438
  Walt Disney Co. (Leisure).......................         99,000       7,944,750
                                                                   --------------
                                                                      146,267,577
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $502,457,643)............................................     666,032,778
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
WARRANTS                                                UNITS         (NOTE 2)
                                                    -------------  --------------
MALAYSIA
  Renong Berhad, Expire 11/21/00, (Miscellaneous -
    Basic Industry)...............................        185,625  $       97,813
                                                                   --------------
    (cost $49,861)
TOTAL LONG-TERM INVESTMENTS
  (cost $502,507,504)............................................     666,130,591
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 0.7%                          (000)
                                                    -------------
COMMERCIAL PAPER -- 0.6%
UNITED STATES
  Federal Farm Credit
    5.44%, 07/01/97...............................  $       4,064       4,063,325
                                                                   --------------
    (cost $4,063,325)

PURCHASED CALL OPTIONS -- 0.1%                        CONTRACTS
                                                    -------------
JAPAN
  Tokyo Option Index, Expiring 11/21/97 @ 1,480...            941         871,323
                                                                   --------------
    (cost $600,165; Note 2)
TOTAL SHORT-TERM INVESTMENTS
  (cost $4,663,490)..............................................       4,934,648
                                                                   --------------
TOTAL INVESTMENTS -- 99.0%
  (cost $507,170,994 ; Note 6)...................................     671,065,239
                                                                   --------------
FORWARD CURRENCY CONTRACTS -- AMOUNT
RECEIVABLE FROM COUNTERPARTIES -- 0.2% (C).......................       1,203,237
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%....................       5,357,033
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  677,625,509
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
        AB  Akiteboing (Swedish Stock Company)
       ADR  American Depository Receipt
        AG  Aktiengesellschaft (German Stock Company)
      N.V.  Naamloze Vennootschap (Dutch Corporation)
       PLC  Public Limited Company (British Corporation)
        SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $9,139,669. The aggregate value, $13,593,722, is approximately 2% of net assets. (See Note 2)

(c)  Outstanding forward currency contracts at June 30, 1997 were as follows:

FOREIGN            VALUE AT
CURRENCY          SETTLEMENT     CURRENT
CONTRACTS            DATE         VALUE     APPRECIATION
Purchase:
Japanese Yen,
expiring
07/17/97         $14,900,000    $15,676,273  $776,273
Sale:
Japanese Yen,
expiring
07/17/97         $87,496,764    $87,069,800  $426,964

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                             CERTAIN PORTFOLIOS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ('Series Fund'), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ('Portfolio' or 'Portfolios'), each with a separate series of capital stock. The information presented in these financial statements pertains to only the eight Portfolios available for investment by Discovery Select: Money Market Portfolio, Diversified Bond Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ('The Prudential'), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the 'Companies') to fund benefits under certain variable life insurance and variable annuity contracts ('contracts') issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses -at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ('REITs') which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective portfolios on the basis of relative net assets.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income,if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the six months ended June 30, 1997, the application of this statement increased (decreased) net unrealized appreciation on investments (APP), paid-in capital in excess of par
(PC), undistributed net investment income ('UNI') and accumulated net realized gains (losses) on investments ('GL') by the following amounts:

                                             APP          PC           UNI          G/L
                                         -----------  -----------  -----------  -----------
High Yield Bond Portfolio..............  $  (227,243)          --  $   337,328  $  (110,085)
Equity Portfolio.......................                        --       81,727      (81,727)
Global Portfolio.......................               $  (903,000)     869,655       33,345

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ('PIC'), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Capital Corp. ('Jennison'), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the

Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Money Market Portfolio.................             0.40%
Diversified Bond Portfolio.............             0.40
High Yield Bond Portfolio..............             0.55
Stock Index Portfolio..................             0.35
Equity Income Portfolio................             0.40
Equity Portfolio.......................             0.45
Prudential Jennison Portfolio..........             0.60
Global Portfolio.......................             0.75

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the six months ended June 30, 1997.

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1997, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $250,558 in brokerage commissions from transactions executed on behalf of the following
Portfolios:

                 Fund                    Commission
---------------------------------------  -----------
Equity Income Portfolio................   $ 115,394
Equity Portfolio.......................     131,211
Global Portfolio.......................       3,953
                                         -----------
                                          $ 250,558

As of June 30, 1997, The Prudential had an investment of $16,801,047 in the Prudential Jennison Portfolio.

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $695,194,000 as of June 30, 1997. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Diversified Bond Portfolio.............  $   7,491,000      1.08%
High Yield Bond Portfolio..............     23,460,000      3.37
Stock Index Portfolio..................     84,707,000     12.19
Equity Income Portfolio................     50,423,000      7.25
Equity Portfolio.......................    371,391,000     53.42
Prudential Jennison Portfolio..........     11,397,000      1.64
All other portfolios (currently not
  available to Discovery Select).......    146,325,000     21.05
                                         -------------  ----------
                                         $ 695,194,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Chase Securities, Inc., 5.80%, in the principal amount of $230,000,000, repurchase price $230,037,056, due 7/1/97. The value of the collateral including accrued interest was $234,039,088.

J. P. Morgan Securities, Inc., 5.95%, in the principal amount of $230,000,000, repurchase price $230,038,014, due 7/1/97. The value of the collateral including accrued interest was $236,789,590.

SBC Warburg, Ltd., 5.85%, in the principal amount of $5,194,000, repurchase price $5,194,844, due 7/1/97. The value of the collateral including accrued interest was $5,308,986.

UBS Securities Corp., 5.90%, in the principal amount of $230,000,000, repurchase price $230,037,694, due 7/1/97. The value of the collateral including accrued interest was $234,671,875.

The weighted average interest rate of these repurchase agreements was 5.88%.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchase and the proceeds from the sales of securities (excluding short-term issues) for the six months ended June 30, 1997 were as follows:

Cost of Purchases:

                                                           HIGH
                                         DIVERSIFIED      YIELD         STOCK         EQUITY                    PRUDENTIAL
                                             BOND          BOND         INDEX         INCOME        EQUITY       JENNISON
                                         ------------  ------------  ------------  ------------  ------------  ------------
Debt Securities........................  $964,547,717  $244,098,573       0             0             0             0
Equity Securities......................       0        $ 16,471,900  $187,746,264  $236,876,578  $242,397,488  $145,713,888


                                            GLOBAL
                                         ------------
Debt Securities........................  $  3,332,500
Equity Securities......................  $211,915,651

Proceeds from Sales:

                                                           HIGH
                                         DIVERSIFIED      YIELD         STOCK         EQUITY                    PRUDENTIAL
                                             BOND          BOND         INDEX         INCOME        EQUITY       JENNISON
                                         ------------  ------------  ------------  ------------  ------------  ------------
Debt Securities........................  $965,614,445  $195,605,394       0        $  1,300,898       0             0
Equity Securities......................       0        $  6,957,399  $  7,435,517  $201,483,922  $357,163,217  $ 80,769,502


                                            GLOBAL
                                         ------------
Debt Securities........................  $  3,334,000
Equity Securities......................  $159,846,263

The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of June 30, 1997 were as follows:

                                                           HIGH
                                         DIVERSIFIED      YIELD         STOCK         EQUITY                    PRUDENTIAL
                                             BOND          BOND         INDEX         INCOME        EQUITY       JENNISON
                                         ------------  ------------  ------------  ------------  ------------  ------------
Gross Unrealized Appreciation..........  $ 14,879,194  $ 20,323,257  $858,497,827  $443,841,941  $1,525,443,014 $ 68,348,804
Gross Unrealized Depreciation..........     3,455,447     4,174,767    13,503,432    13,471,256    69,173,483     5,609,074
Total Net Unrealized...................    11,423,747    16,148,490   844,994,395   430,370,685  1,456,269,531   62,739,730
Tax Basis..............................   725,851,274   467,809,560  1,268,750,226 1,187,577,407 4,019,334,597  259,585,412


                                            GLOBAL
                                         ------------
Gross Unrealized Appreciation..........  $166,808,443
Gross Unrealized Depreciation..........     2,914,198
Total Net Unrealized...................   163,894,245
Tax Basis..............................   507,170,994

For federal income tax purposes, the following Portfolios had post-October losses deferred and capital loss carryforwards as of December 31, 1996. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                                           CAPITAL LOSSES
                                           POST OCTOBER    CARRYFORWARDS
                                         LOSSES DEFERRED     AVAILABLE      EXPIRATION DATE
                                         ----------------  --------------   ----------------
High Yield Bond Portfolio..............  $     2,303,758    $   972,998         12/31/1999
                                                              3,273,984         12/31/2002
                                                             15,084,494         12/31/2003
                                                           --------------
                                                             19,331,476
Prudential Jennison Portfolio..........           31,622             --                 --

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                         MONEY MARKET
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  10.00      $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and realized and
  unrealized gains.....................        0.26           0.51         0.56         0.40         0.29         0.37
Dividends and distributions............       (0.26)         (0.51)       (0.56)       (0.40)       (0.29)       (0.37)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  10.00      $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RATE OF RETURN(b).....        2.61%          5.22%        5.80%        4.05%        2.95%        3.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $672.2         $668.8       $613.3       $583.3       $474.7       $528.7
Ratios to average net assets:
  Expenses.............................        0.43%(c)        0.44%        0.44%        0.47%        0.45%        0.47%
  Net investment income................        5.17%(c)        5.10%        5.64%        4.02%        2.90%        3.72%

                                                                       DIVERSIFIED BOND
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.07      $   11.31    $   10.04    $   11.10    $   10.83    $   11.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.40           0.76         0.76         0.68         0.68         0.76
Net realized and unrealized gains
  (losses) on investments..............        0.03          (0.27)        1.29        (1.04)        0.40         0.01
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.43           0.49         2.05        (0.36)        1.08         0.77
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.23)         (0.73)       (0.75)       (0.68)       (0.66)       (0.72)
Distributions from net realized
  gains................................       (0.05)            --        (0.03)       (0.02)       (0.15)       (0.22)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.28)         (0.73)       (0.78)       (0.70)       (0.81)       (0.94)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  11.22      $   11.07    $   11.31    $   10.04    $   11.10    $   10.83
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............        4.11%          4.40%       20.73%       (3.23)%       10.13%        7.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $739.9         $720.2       $655.8       $541.6       $576.2       $428.8
Ratios to average net assets:
  Expenses.............................        0.44%(c)        0.45%        0.44%        0.45%        0.46%        0.47%
  Net investment income................        7.29%(c)        6.89%        7.00%        6.41%        6.05%        6.89%
Portfolio turnover rate................         134%           210%         199%          32%          41%          61%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                        HIGH YIELD BOND
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $   7.87      $    7.80    $    7.37    $    8.41    $    7.72    $    7.21
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.40           0.80         0.81         0.87         0.82         0.82
Net realized and unrealized gains
  (losses) on investments..............        0.06           0.06         0.46        (1.10)        0.63         0.42
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.46           0.86         1.27        (0.23)        1.45         1.24
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.20)         (0.78)       (0.84)       (0.81)       (0.76)       (0.73)
Distributions from net realized
  gains................................          --          (0.01)          --           --           --           --
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.20)         (0.79)       (0.84)       (0.81)       (0.76)       (0.73)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $   8.13      $    7.87    $    7.80    $    7.37    $    8.41    $    7.72
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............        5.88%         11.39%       17.56%       (2.72)%       19.27%       17.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $481.2         $432.9       $367.9       $306.2       $282.9       $153.7
Ratios to average net assets:
  Expenses.............................        0.60%(c)        0.63%        0.61%        0.65%        0.65%        0.70%
  Net investment income................        9.84%(c)        9.89%       10.34%        9.88%        9.91%       10.67%
Portfolio turnover rate................          47%            88%         139%          69%          96%          75%
Average commission rate paid per
  share................................         N/A            N/A          N/A          N/A          N/A          N/A

                                                                         STOCK INDEX
                                         ---------------------------------------------------------------------------
                                         SIX MONTHS                             Year ended
                                            ENDED                              December 31,
                                          JUNE 30,     -------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)     1993(a)     1992(a)
                                         -----------   -----------  -----------  -----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   23.74     $    19.96   $    14.96   $    15.20   $   14.22   $   13.61
                                         -----------   -----------  -----------  -----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.20           0.40         0.40         0.38        0.36        0.35
Net realized and unrealized gains
  (losses) on investments..............        4.62           4.06         5.13        (0.23)       1.00        0.60
                                         -----------   -----------  -----------  -----------  ----------  ----------
    Total from investment operations...        4.82           4.46         5.53         0.15        1.36        0.95
                                         -----------   -----------  -----------  -----------  ----------  ----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.10)         (0.40)       (0.38)       (0.37)      (0.35)      (0.33)
Distributions from net realized
  gains................................          --          (0.28)       (0.15)       (0.02)      (0.03)      (0.01)
                                         -----------   -----------  -----------  -----------  ----------  ----------
    Total distributions................       (0.10)         (0.68)       (0.53)       (0.39)      (0.38)      (0.34)
                                         -----------   -----------  -----------  -----------  ----------  ----------
Net Asset Value, end of period.........   $   28.46     $    23.74   $    19.96   $    14.96   $   15.20   $   14.22
                                         -----------   -----------  -----------  -----------  ----------  ----------
                                         -----------   -----------  -----------  -----------  ----------  ----------
TOTAL INVESTMENT RETURN(b).............       20.32%         22.57%       37.06%        1.01%       9.66%       7.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $2,110.2       $1,581.4     $1,031.3       $664.5      $615.1      $433.5
Ratios to average net assets:
  Expenses.............................        0.37%(c)        0.40%        0.38%        0.42%       0.42%       0.46%
  Net investment income................        1.62%(c)        1.95%        2.27%        2.50%       2.43%       2.56%
Portfolio turnover rate................           1%             1%           1%           2%          1%          1%
Average commission rate paid per
  share................................     $0.0250        $0.0250          N/A          N/A         N/A         N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                       EQUITY INCOME
                                         --------------------------------------------------------------------------
                                         SIX MONTHS                             Year ended
                                            ENDED                              December 31,
                                          JUNE 30,     ------------------------------------------------------------
                                            1997          1996        1995(a)     1994(a)     1993(a)     1992(a)
                                         -----------   -----------  -----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   18.51     $    16.27   $    14.48   $   15.66   $   13.67   $   13.21
                                         -----------   -----------  -----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.33           0.58         0.64        0.67        0.55        0.58
Net realized and unrealized gains
  (losses) on investments..............        2.87           2.88         2.50       (0.45)       2.46        0.72
                                         -----------   -----------  -----------  ----------  ----------  ----------
    Total from investment operations...        3.20           3.46         3.14        0.22        3.01        1.30
                                         -----------   -----------  -----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.14)         (0.71)       (0.62)      (0.56)      (0.50)      (0.52)
Distributions from net realized
  gains................................       (0.08)         (0.51)       (0.73)      (0.82)      (0.52)      (0.32)
                                         -----------   -----------  -----------  ----------  ----------  ----------
    Total distributions................       (0.22)         (1.22)       (1.35)      (1.38)      (1.02)      (0.84)
                                         -----------   -----------  -----------  ----------  ----------  ----------
Net Asset Value, end of period.........   $   21.49     $    18.51   $    16.27   $   14.50   $   15.66   $   13.67
                                         -----------   -----------  -----------  ----------  ----------  ----------
                                         -----------   -----------  -----------  ----------  ----------  ----------
TOTAL INVESTMENT RETURN(b).............       17.47%         21.74%       21.70%       1.44%      22.28%      10.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $1,625.2       $1,363.5     $1,110.0      $859.7      $602.8      $234.4
Ratios to average net assets:
  Expenses.............................        0.45%(c)        0.45%        0.43%       0.52%       0.54%       0.57%
  Net investment income................        3.14%(c)        3.36%        4.00%       3.92%       3.56%       4.32%
Portfolio turnover rate................          15%            21%          64%         63%         41%         40%
Average commission rate paid per
  share................................     $0.0554        $0.0553          N/A         N/A         N/A         N/A

                                                                               EQUITY
                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS                                 Year ended
                                            ENDED                                  December 31,
                                          JUNE 30,     --------------------------------------------------------------------
                                            1997           1996        1995(a)       1994(a)       1993(a)       1992(a)
                                         -----------   ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  26.96      $    25.64    $    20.66    $    21.49    $    18.90    $    17.91
                                         -----------   ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.35            0.71          0.55          0.51          0.42          0.44
Net realized and unrealized gains on
  investments..........................        3.20            3.88          5.89          0.05          3.67          2.05
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total from investment operations...        3.55            4.59          6.44          0.56          4.09          2.49
                                         -----------   ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.17)          (0.67)        (0.52)        (0.49)        (0.40)        (0.44)
Distributions from net realized
  gains................................       (0.18)          (2.60)        (0.94)        (0.90)        (1.10)        (1.06)
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total distributions................       (0.35)          (3.27)        (1.46)        (1.39)        (1.50)        (1.50)
                                         -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, end of period.........    $  30.16      $    26.96    $    25.64    $    20.66    $    21.49    $    18.90
                                         -----------   ------------  ------------  ------------  ------------  ------------
                                         -----------   ------------  ------------  ------------  ------------  ------------
TOTAL INVESTMENT RETURN(b).............       13.26%          18.52%        31.29%         2.78%        21.87%        14.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $5,484.4        $4,814.0      $3,813.8      $2,617.8      $2,186.5      $1,416.6
Ratios to average net assets:
  Expenses.............................        0.47%(c)         0.50%         0.48%         0.55%         0.53%         0.53%
  Net investment income................        2.50%(c)         2.54%         2.28%         2.39%         1.99%         2.33%
Portfolio turnover rate................           6%             20%           18%            7%           13%           16%
Average commission rate paid per
  share................................     $0.0506         $0.0524           N/A           N/A           N/A           N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                            Prudential Jennison
                                         ----------------------------------------------------------
                                           SIX MONTHS           YEAR            APRIL 25, 1995(d)
                                             ENDED              ENDED                  to
                                         JUNE 30, 1997    DECEMBER 31, 1996   December 31, 1995(a)
                                         --------------   -----------------   ---------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $     14.32        $  12.55               $  10.00
                                         --------------       --------               --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................           0.03            0.02                   0.02
Net realized and unrealized gains on
  investments..........................           2.41            1.78                   2.54
                                         --------------       --------               --------
    Total from investment operations...           2.44            1.80                   2.56
                                         --------------       --------               --------
LESS DISTRIBUTIONS
Dividends from net investment income...          (0.02)          (0.03)                 (0.01)
Distributions from net realized
  gains................................             --              --                     --
                                         --------------       --------               --------
    Total distributions................          (0.02)          (0.03)                 (0.01)
                                         --------------       --------               --------
Net Asset Value, end of period.........    $     16.74        $  14.32               $  12.55
                                         --------------       --------               --------
                                         --------------       --------               --------
TOTAL INVESTMENT RETURN(b).............          16.98%          14.41%                 24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................         $332.1          $226.5                  $63.1
Ratios to average net assets:
  Expenses.............................           0.63%(c)         0.66%                 0.79%
  Net investment income................           0.36%(c)         0.20%                 0.15%
Portfolio turnover rate................             33%             46%                    37%
Average commission rate paid per
  share................................        $0.0592         $0.0603                    N/A

                                                                            GLOBAL
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  17.85      $   15.53    $   13.88    $   14.64    $   10.37    $   10.79
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.08           0.11         0.06         0.02         0.02         0.05
Net realized and unrealized gains
  (losses) on investments..............        2.09           2.94         2.14        (0.74)        4.44        (0.42)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        2.17           3.05         2.20        (0.72)        4.46        (0.37)
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.04)         (0.11)       (0.24)       (0.02)       (0.08)       (0.05)
Distributions from net realized
  gains................................       (0.03)         (0.62)       (0.31)       (0.02)       (0.11)          --
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.07)         (0.73)       (0.55)       (0.04)       (0.19)       (0.05)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  19.95      $   17.85    $   15.53    $   13.88    $   14.64    $   10.37
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............       12.48%         19.97%       15.88%       (4.89)%       43.14%       (3.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $677.6         $580.6       $400.1       $345.7       $129.1        $34.0
Ratios to average net assets:
  Expenses.............................        0.88%(c)        0.92%        1.06%        1.23%        1.44%        1.87%
  Net investment income................        0.87%(c)        0.64%        0.44%        0.20%        0.18%        0.49%
Portfolio turnover rate................          27%            41%          59%          37%          55%          78%
Average commission rate paid per
  share................................     $0.0243        $0.0358          N/A          N/A          N/A          N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  PhD.                       CEO,
  THE PRUDENTIAL SERIES      VICE PRESIDENT,            PRUDENTIAL INVESTMENTS
  FUND, INC.                 KALUDIS CONSULTING         PRESIDENT, THE
                             GROUP                      PRUDENTIAL SERIES FUND,
                                                        INC.

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

    We hereby incorporate by reference the following semi-annual reports for the underlying funds:

1.  Filer/Entity:       AIM V.I. Growth and Income Fund and AIM V.I. Value Fund
    Registration No.:   811-07452
    CIK No.:            0000896435
    Accession No.:      0000899243-97-001768
    Date of Filing:     09/05/97

2.  Filer/Entity:       Janus Aspen Series -- Growth Portfolio and
                        International Growth Portfolio
    Registration No.:   811-07736
    CIK No.:            0000906185
    Accession No.:      0001012709-97-000120
    Date of Filing:     08/22/97

3.  Filer/Entity:       MFS Emerging Growth Series
    Registration No.:   811-08326
    CIK No.:            0000918571
    Accession No.:      0000950156-97-000681
    Date of Filing:     08/28/97

4.  Filer/Entity:       MFS Research Series
    Registration No.:   811-08326
    CIK No.:            0000918571
    Accession No.:      0000950156-97-000683
    Date of Filing:     08/28/97

5.  Filer/Entity:       OCC Accumulation Trust -- Managed Portfolio and Small
                        Cap Portfolio
    Registration No.:   811-08512
    CIK No.:            0000923185
    Accession No.:      0000950123-97-007342
    Date of Filing:     08/27/97

6.  Filer/Entity:       T. Rowe Price Equity Income Portfolio
    Registration No.:   811-07143
    CIK No.:            0000918294
    Accession No.:      0000730200-97-000009
    Date of Filing:     08/14/97

7.  Filer/Entity:       T. Rowe Price International Stock Portfolio
    Registration No.:   811-07145
    CIK No.:            0000918292
    Accession No.:      0000918292-97-000009
    Date of Filing:     08/13/97

8.  Filer/Entity:       Warburg Pincus Trust Post-Venture Capital Portfolio
    Registration No.:   811-07261
    CIK No.:            0000941568
    Accession No.:      0000950117-97-001387
    Date of Filing:     08/20/97

ON CALL TO HELP YOU GET THE MOST OUT OF YOUR ANNUITY.

    At Prudential, we are committed to making it easy for you to take advantage of the many benefits your DISCOVERY SELECT-SM- Variable Annuity offers.
    So whenever you need assistance do not hesitate to call or write our Prudential Annuity Service Center. Of course, your Registered Representative or Financial Advisor is also available to assist you with more complex matters such as helping you identify your goals, investment time horizon and level of risk.

    HOW TO REACH US BY PHONE

    AUTOMATED SERVICE

    For direct access to more standardized information about your contract or to request service forms, you can call our automated service line -- 24 hours a day, 365 days a year. Simply:

    1. Call 1-888-PRU-2888 toll-free from any touch-tone phone.

    2. Press the number on your telephone keypad that corresponds to the type of information you want.

    Your owner's kit includes a detailed brochure on your automated service options. Highlighted here is just a brief overview of the types of service requests you can make through this line.

    CUSTOMER SERVICE REPRESENTATIVES

    For personalized annuity service, you can call one of our specially trained Customer Service Representatives toll-free at: 1-888-PRU-2888, Press 0 * Monday-Friday, 8:00 am to 9:00 pm ET.

    TELEPHONE SERVICE OPTIONS

    IF YOU WOULD LIKE                                            THEN PRESS

    To get an update on your annuity contract,
    change your PIN, or order forms                                  1 *

    To obtain general product information, e.g., unit values,
    interest rates, and investment options                           2 *

    To speak to a Customer Service Representative                    0 *

    HOW TO REACH US BY MAIL

    Any written requests or correspondence about your annuity should be directed as follows:

       REGULAR MAIL                          EXPRESS MAIL

       Prudential Annuity Service Center     Prudential Annuity Service Center
       P.O. Box 14215                        300 Columbus Circle
       New Brunswick, NJ 08906-4215          Edison, NJ 08837

--------------------------------------------------------------------------------
              Whether providing insurance protection for home, family, and business, providing for future education and retirement expenses, or offering innovations like Critical Care Access, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The
              Rock-Registered Trademark-. Since 1875, Prudential has been helping individuals and families meet their financial needs.

              Like most insurance policies and annuity contracts, Prudential's policies and contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your Prudential Securities Financial Advisor/Pruco Securities Registered Representative will be glad to provide you with costs and complete details.



P.O. Box 197
Minneapolis, MN 55440-0197

Address Service Requested



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